United States
                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8104
                                   ---------------------------------------------

                          Touchstone Funds Group Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 878-4066
                                                   -----------------------------

Date of fiscal year end:   09/30
                        --------------------

Date of reporting period:  9/30/07
                         -------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be t 6 0 transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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                                                              SEPTEMBER 30, 2007

Annual Report
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TOUCHSTONE FUNDS GROUP TRUST

Touchstone Clover Core Fixed Income Fund

Touchstone Diversified Growth Fund

Touchstone Diversified Small Cap Value Fund

Touchstone Diversified Value Fund

Touchstone Family Heritage(R) Fund

Touchstone Healthcare and Biotechnology Fund

Touchstone International Equity Fund

Touchstone Mid Cap Fund

Touchstone Pitcairn Taxable Bond Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Fund

Touchstone Small Cap Value Opportunities Fund

Touchstone Strategic Value and High Income Fund

Touchstone Tax-Exempt Bond Fund

Touchstone Ultra Short Duration Fixed Income Fund

Touchstone Value Opportunities Fund

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[LOGO] TOUCHSTONE (R)
       INVESTMENTS

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Table of Contents
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance (Unaudited)                     4-41
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Tabular Presentation of Portfolios of Investments (Unaudited)              42-44
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Statements of Assets and Liabilities                                       45-54
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Statements of Operations                                                   55-59
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Statements of Changes in Net Assets                                        60-70
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Financial Highlights                                                       71-94
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Notes to Financial Statements                                             95-119
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Portfolios of Investments:
--------------------------------------------------------------------------------
      Clover Core Fixed Income Fund                                      120-121
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      Diversified Growth Fund                                            122-123
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      Diversified Small Cap Value Fund                                   124-125
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      Diversified Value Fund                                                 126
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      Family Heritage(R) Fund                                                127
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      Healthcare and Biotechnology Fund                                      128
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      International Equity Fund                                          129-135
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      Mid Cap Fund                                                       136-137
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      Pitcairn Taxable Bond Fund                                         138-139
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      Sands Capital Select Growth Fund                                       140
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      Short Duration Fixed Income Fund                                   141-142
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      Small Cap Fund                                                     143-144
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      Small Cap Value Opportunities Fund                                 145-147
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      Strategic Value and High Income Fund                                   148
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      Tax-Exempt Bond Fund                                               149-152
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      Ultra Short Duration Fixed Income Fund                             153-154
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      Value Opportunities Fund                                               155
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Report of Independent Registered Public Accounting Firm                      156
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Other Items (Unaudited)                                                  157-160
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Management of the Trust (Unaudited)                                      161-164
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                                       2

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the twelve months ended September 30, 2007.

During the previous twelve months investors contended with concerns related to the weakening housing market, subprime-mortgage problems that roiled financial-services companies worldwide, higher oil prices, the weakening dollar, and the potential for slower economic growth. However, late in the summer investors seemed to be hopeful that the worst of the credit-related problems from the housing and subprime-mortgage markets was over and the Federal Reserve would be aggressive in its effort to keep the economy from sagging into a recession. This view was confirmed as the Fed cut its short-term interest rate by one-half percentage point in September, to 4.75%. This was the first rate reduction in four years and the steepest in nearly five years. This injected the liquidity needed and confidence in the financial markets returned.

During the year, the U.S. equity markets were extremely volatile, however, most posted double digit returns for the year. Large cap stocks continued to outperform small cap stocks; growth outperformed value for the first time in seven years.

When we examine where the financial markets may be headed in the year to come, we continue to believe that diversification is key to balancing risk and return. We recommend that you work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond and money market mutual funds to help keep your financial strategy on course. We also suggest maintaining a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to providing investors access to proven institutional money managers who act in a sub-advisory capacity. Our sub-advisors are successful investment management firms with demonstrated proficiency in their declared area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Clover Core Fixed Income Fund seeks to produce attractive long-term total returns and a high level of current income by investing in a diversified portfolio of bonds. The Fund maintains a laddered maturity structure and a weighted average duration that is consistent with an intermediate bond portfolio. However, individual bonds may have a final maturity from one month to thirty years or more. The Fund managers combine a top down macro economic outlook with individual security selection evaluation and techniques. Factors such as the business cycle, Federal Reserve policy, and credit spreads are taken into account to establish an overall framework for sector allocation and yield curve positioning, as well as the overall posture of the portfolio.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Clover Core Fixed Income Fund was 4.07% for the fiscal year ended September 30, 2007. The total return of the Lehman Aggregate Bond Index was 5.14% for the same period.

During the first half of this period, the market experienced a further pay off to riskier assets which was to the detriment of the Fund's relative performance. The Fund began to pick up ground on its benchmark during the summer as a flight to quality took place in the market, which was a short lived trade as September saw risk product recover.

Strategies employed for the period succeeded in their primary goal of preserving capital and providing the safe harbor which is expected from a bond portfolio. The assessment that investors were not being adequately compensated for the risk in some of today's securities proved accurate as a significant repricing took place, especially in the area of sub-prime mortgages. While these securities are not a big component of the Fund's benchmark, and therefore did not benefit relative performance, the Fund manager's commitment not to chase yield in this area protected client assets from the negative price movements seen in other investment vehicles. The Fund's defensive posture detracted from returns. We expect this posture to shift somewhat as there is now better value in risk products than there has been in several years.

The Fund's underweight to corporate bond duration had the most significant impact to performance from a sector standpoint. Wider corporate bond spreads led to weak performance from the sector which benefited the Fund's relative performance.

Special situation holding, SLM Corp 5.375%, due 5/15/14, detracted from performance as it was purchased shortly before market conditions and company specific issues caused risk premiums to rise on the company's debt. We believe this to be a short term factor and that this bond will be one of the key value added holdings of the Fund over time. The Fund's overweight in long duration Treasury bonds also hurt performance as yields on 30-year Treasuries were slightly higher while the rest of the curve saw yields drop.

The Fund had a significant underweight to the mortgage pass through and corporate bond sector as measured by contribution to duration. While this provides a lower risk profile, we look to add value in key investments which continue to be the Fund's holding in SLM Corp. bonds as well as structured credit floating rate notes.

The Fund's recent defensive bias of taking less risk produced lower returns than the benchmark. However, the lower risk seemed like a prudent decision as risk premiums reached record lows as did the transparency in some of today's investment offerings. We anticipate significant challenges for active fixed income managers as we continue to expect low absolute returns from the bond market, especially in comparison to expense ratios. However, the recent market disruption is providing some sources of value for the first time in a long time.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLOVER CORE
      FIXED INCOME FUND - CLASS I* AND THE LEHMAN BROTHERS AGGREGATE INDEX

                                  [LINE CHART]

----------------------------------------
     CLOVER CORE FIXED INCOME FUND
     AVERAGE ANNUAL TOTAL RETURNS

           1 Year    5 Years    10 Years
Class I     4.07%      3.11%       5.23%
----------------------------------------

Clover Core Fixed Income Fund                   Lehman Brothers Aggregate Index
-----------------------------                   -------------------------------

   Date          Balance                                 Date     Balance
  9/30/97         10,000                               9/30/97     10,000
  9/30/98         11,132                               9/30/98     11,149
  9/30/99         10,934                               9/30/99     11,108
  9/30/00         11,724                               9/30/00     11,883
  9/30/01         13,128                               9/30/01     13,422
  9/30/02         14,290                               9/30/02     14,576
  9/30/03         14,771                               9/30/03     15,363
  9/30/04         15,210                               9/30/04     15,929
  9/30/05         15,558                               9/30/05     16,375
  9/30/06         16,003                               9/30/06     16,976
  9/30/07         16,654                               9/30/07     17,848

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The initial public offering of Class I shares commenced on December 6, 1991.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED GROWTH FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT


INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Diversified Growth Fund seeks long-term capital appreciation by primarily investing in common stocks of companies believed to have above average earnings or revenue growth potential. A disciplined investment process is employed which is focused on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology focuses on a company's growth prospects and relative evaluation.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Diversified Growth Fund was 16.83% for the fiscal year ended September 30, 2007. The total return of the Russell(R) 1000 Growth Index was 19.35%.

The Fund's stock selection in the Financial Services sector detracted from performance, while its selection in Energy contributed to performance. The Fund was impacted by the market's shift from value to growth, with a sizable growth premium emerging. This environment has negatively impacted our portfolios, which have a bias towards value as we seek to own attractively valued securities. Top contributors included National Oilwell Varco, Cisco Systems, and Goodrich. Detractors from performance included E*TRADE Financial, Children's Place Retail Stores, and Amgen.

The Fund seeks to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. Pitcairn does not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund's strategy during the year. The only changes made in regard to positioning were in response to Russell's mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures.

We believe that, in general, the Fund's characteristics compare favorably versus the benchmark. We continue to believe that owning securities that are undervalued will eventually lead to long-term outperformance. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED
            GROWTH FUND - CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

------------------------------------------------
             DIVERSIFIED GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A    10.15%     10.92%         -5.33%
------------------------------------------------


Diversified Growth Fund                                Russell 1000 Growth Index
-----------------------                                -------------------------

   Date         Balance                                     Date      Balance
  8/4/00         9,425                                     8/4/00      10,000
  9/30/00        9,067                                     9/30/00      9,818
  9/30/01        5,080                                     9/30/01      5,337
  9/30/02        3,789                                     9/30/02      4,136
  9/30/03        4,694                                     9/30/03      5,207
  9/30/04        5,054                                     9/30/04      5,598
  9/30/05        5,493                                     9/30/05      6,248
  9/30/06        5,783                                     9/30/06      6,625
  9/30/07        6,756                                     9/30/07      7,907

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


*     The initial public offering of Class A shares commenced on August 4, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Diversified Small Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of U.S. companies with smaller market capitalizations. The Fund focuses on companies that trade at attractive values relative to cash flow, book value, financial strength, and historical valuations. Using a combination of valuation screens, technical analysis, and fundamental research, the Fund seeks companies that possess attractive long-term return potential due to their lower-than-average valuations and improving business fundamentals.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Diversified Small Cap Value Fund was 9.12% for the fiscal year ended September 30, 2007. The total return of the Russell 2000(R) Value Index was 6.09% for the same period.

Materials & Processing and Producer Durables were the top performing sectors. This strength was offset by a negative return in the Consumer Discretionary sector, which was impacted by increasing investor concern regarding domestic consumer spending in the wake of a challenging real estate market.

Stock selection in Financial Services and Materials & Processing was solid. Performance in Financial Services was achieved by minimizing exposure to credit risk. Materials & Processing was aided by a focus on the engineering and construction industries. Good performance in these sectors was partially offset by weak selection in Health Care, caused by unrelated negative security-specific events.

Among the top performing stocks were Bucyrus International, which was buoyed by strength in the mining equipment industry, and Calgon Carbon Corporation, which benefited from increasing demand for water filtration and coal emission control, along with beneficial tariffs on competing Chinese goods. Detractors from performance included mall-based retailer Wet Seal, which was hurt by consumer-led weakness, and convenience store operator Pantry, whose profits were squeezed by declining gasoline margins.

Market conditions were variable during the past year, beginning with strong optimism and ending with a more cautious tone. In this environment, Fund performance was affected positively as our techniques were able to isolate stocks with market-beating characteristics.

Looking forward, we expect continued positive influence from Fund holdings in the sectors that best exploit the "late cycle" dynamics of the economy. However, we believe these dynamics will eventually give way to new leadership from out-of-favor groups such as Banks and Consumer Finance. We are keeping an eye open for indications of stabilization and improvement of the business conditions in these areas. The Fund remains committed to seeking an optimal portfolio of inexpensive stocks with improving fundamentals to take advantage of the proven, superior long term returns of small cap value stocks.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED
        SMALL CAP VALUE FUND - CLASS Z* AND THE RUSSELL 2000 VALUE INDEX

                                  [LINE CHART]

----------------------------------------
    DIVERSFIED SMALL CAP VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    10 Years
Class A     2.90%     15.25%       9.98%
Class C     8.62%     15.81%       9.83%
Class Z     9.12%     16.61%      10.63%
----------------------------------------

Diversified Small Cap Value Fund                       Russell 2000 Value Index
--------------------------------                       ------------------------

    Date            Balance                             Date            Balance
   9/30/97           10,000                            9/30/97           10,000
   9/30/98            7,875                            9/30/98            8,721
   9/30/99            9,593                            9/30/99            9,229
   9/30/00           12,432                            9/30/00           10,648
   9/30/01           13,942                            9/30/01           11,244
   9/30/02           12,731                            9/30/02           11,080
   9/30/03           16,125                            9/30/03           14,588
   9/30/04           19,950                            9/30/04           18,331
   9/30/05           23,200                            9/30/05           21,585
   9/30/06           25,165                            9/30/06           24,609
   9/30/07           27,460                            9/30/07           26,108

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class Z shares only, which will vary from the performance of Class A and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares commenced on November 20, 2006 and the initial public offering of Class Z shares commenced on February 28, 1996. The Class A and Class C performance information is calculated using the historical performance of Class Z.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED VALUE FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Diversified Value Fund seeks long-term capital appreciation by primarily investing in common stocks of companies believed to be priced below their true worth. A disciplined investment process is employed that focuses on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology focuses on stocks with strong fundamental characteristics that are attractively priced relative to their peers.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Diversified Value Fund was 11.73% for the fiscal year ended September 30, 2007. The total return of the Russell 1000(R) Value Index was 14.45% for the same period.

Over the last several months, there has been a shift from value to growth, with a sizable growth premium emerging. This environment has negatively impacted the Fund, which has a bias towards value. Stock selection detracted from performance, specifically in the Financial Services sector. Stocks that detracted from performance include Pfizer, Capital One Financial, and CompuCredit. Contributors to performance were ConocoPhillips, Marathon Oil and Chevron.

The Fund seeks to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund's strategy during the year. The only changes made in regard to positioning were in response to Russell's mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED VALUE FUND - CLASS A* AND THE RUSSELL 1000 VALUE INDEX

                                  [LINE CHART]

------------------------------------------------
             DIVERSIFIED VALUE FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A     5.32%     14.22%          6.34%
Class C    10.97%     14.74%          6.44%
------------------------------------------------

Diversified Value Fund                                 Russell 1000 Value Index
----------------------                                 ------------------------

 Date        Balance                                     Date          Balance
8/4/00         9,425                                    8/4/00          10,000
9/30/00        9,693                                    9/30/00         10,383
9/30/01        8,694                                    9/30/01          9,458
9/30/02        7,525                                    9/30/02          7,855
9/30/03        9,360                                    9/30/03          9,768
9/30/04       11,066                                    9/30/04         11,774
9/30/05       12,555                                    9/30/05         13,739
9/30/06       13,896                                    9/30/06         15,747
9/30/07       15,526                                    9/30/07         18,023

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 4, 2000 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE FAMILY HERITAGE(R) FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Family Heritage(R) Fund seeks long-term capital appreciation by primarily investing in common stocks of U.S. companies in which the founding family still maintains significant influence over the direction of the firm. The Fund's security selection methodology emphasizes a company's growth prospects and relative valuations, which seeks to identify stocks that offer significant growth potential, but are attractively priced relative to their peers.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Family Heritage(R) Fund was 12.91% for the fiscal year ended September 30, 2007. The total return of the Dow Jones Wilshire 5000SM Index was 16.99% and for the Russell 3000(R) Index was 16.52% for the same period.

Over the last several months, there has been a shift from value to growth, with a sizable growth premium emerging. This environment negatively impacted the Fund, which has a bias towards value. The Fund's security selection, especially in the Financial Services sector, detracted from performance. Consumer Staples was the largest contributing sector to performance. Individual companies that detracted from performance include CompuCredit, Capital One Financial, and Flagstar Bancorp. The stronger performers among the Fund's holdings were Stryker, Central European Distribution, and Telephone & Data Systems.

The Fund seeks to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

With the exception of modest increases and decreases to sector and industry exposure, there were no significant changes made to the Fund's strategy during the year. The Fund is structured to keep risk exposure controlled. Excess returns are expected to be generated by individual security selection. We believe the Fund's characteristics, in general, compare favorably versus the benchmark. In addition, we continue to believe that owning securities that are undervalued versus their potential will eventually lead to long-term outperformance.

We remain confident that our core approach to portfolio management, along with our unique focus on companies with significant ownership by the founding family or related foundation will deliver favorable long-term investment results.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FAMILY HERITAGE(R) FUND - CLASS A*, THE WILSHIRE 5000 INDEX AND THE RUSSELL 3000 INDEX

                                  [LINE CHART]

------------------------------------------------
             FAMILY HERITAGE(R) FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A     6.37%     10.42%          1.34%
Class C    12.08%     10.91%          1.42%
------------------------------------------------

Family Heritage(R) Fund          Wilshire 5000 Index          Russell 3000 Index
-----------------------          -------------------          ------------------

  Date         Balance            Date       Balance            Date     Balance
 8/4/00          9,425            8/4/00     10,000            8/4/00     10,000
9/30/00          9,340           9/30/00     10,006           9/30/00     10,112
9/30/01          7,229           9/30/01      7,111           9/30/01      7,290
9/30/02          6,315           9/30/02      5,865           9/30/02      5,918
9/30/03          7,616           9/30/03      7,405           9/30/03      7,452
9/30/04          8,846           9/30/04      8,498           9/30/04      8,514
9/30/05          9,440           9/30/05      9,743           9/30/05      9,755
9/30/06          9,741           9/30/06     10,754           9/30/06     10,752
9/30/07         10,999           9/30/07     12,581           9/30/07     12,528

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 4, 2000 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNER, INC.

PHILOSOPHY AND PROCESS

The Touchstone Healthcare and Biotechnology Fund invests primarily in common stocks of healthcare and biotechnology companies. Turner employs rigorous fundamental research with supporting qualitative and technical analysis. Its bottom-up strategy emphasizes fundamental analysis. The Fund seeks companies with improving fundamentals, superior earnings prospects, reasonable valuations, and favorable trading-volume and prices patterns.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Healthcare and Biotechnology Fund was 19.25% for the fiscal year ended September 30, 2007. The total return of the S&P 500 Healthcare Index was 8.70% for the same period.

The main factors contributing to the Fund's performance were stock selection and positioning. Shire Pharmaceutical's acquisition of New River Pharmaceuticals had a positive effect on performance. Shire has reported strong earnings results, and the company also received final FDA and DEA approval for Vyvanse, their next generation attention deficit disorder drug. Intuitive Surgical Inc. continues to deliver strong returns. The company is experiencing strong sales of its robotic surgical tool, the Da Vinci System. The purchases are being fueled by rapid adoption of the device in gynecology and urology surgeries. Our decision to eliminate Pfizer was a significant contributor to relative returns. The sale, based on concerns of the commercial profile of Torcetrapib, was a favorable one as the benchmark, a 12% weight, suffered when the stock was under pressure.

On a relative basis when compared to the benchmark, the Fund suffered from its position in Merck, which was much smaller than the benchmark's 7% weight. Merck reported solid earnings that beat estimates and also boosted its earnings outlook for the full year. Sepracor, a maker of pharmaceutical products, declined as Medicare reimbursement for their asthma drug, Xopenox, was cut dramatically. Medco, a provider of pharmacy benefit management, also contributed to the benchmarks return and hurt relative performance.

We remain underweight vs. the benchmark in large pharmaceuticals but are narrowing the gap, as we are finding individual opportunities within this group. Generally, we expect many large pharmaceutical companies to experience upside earnings surprises due to favorable foreign currency trends and solid prescription trends.

Market observers attribute large-cap stocks' strength in recent months to strong international contributions to the companies' profits (large firms do more business overseas than their smaller counterparts) and relatively attractive valuations. As a result of our bottom up research, about 50% of the Fund is invested in companies over $15 billion in market capitalization. In addition, as a growing proportion of revenues are being derived outside the U.S. borders, currently 12% of the Fund is invested in companies outside the United States.

We employ a disciplined investment strategy when selecting stocks by identifying strong healthcare companies with favorable earnings prospects and reasonable valuations. We also look for unique characteristics within each industry to ensure the Fund is invested in only the best companies. For example, when researching the pharmaceuticals industry, we look at pricing trends, intellectual property profiles and conduct pipeline analysis. When looking at biotechnology companies, we focus on clinical trial design, corporate regulatory expertise, clinician feedback, and reimbursement analysis. We utilize these tools so the Fund is positioned to achieve consistent investment returns while maintaining disciplined risk controls.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

We do not make top-down decisions but rather we find opportunities through our investment discipline of fundamental bottom-up research on a company-by-company basis. However, as a result of our individual company research, purchases have increased the Fund's biotech exposure to now compose over 14% of the Fund, compared to 10% weight for the benchmark.

We continue to anticipate that 2007 will prove to be a year in which price/earnings ratios expand, a circumstance that typically bodes well for healthcare stocks. We think the stock market should be higher at the end of the year than it is now, and we continue to find companies with compelling fundamentals. In addition, balance sheets in the Health Care sector remain flush with cash, boosting the possibility of stock buybacks and mergers and acquisitions in the sector.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTHCARE AND
         BIOTECHNOLOGY FUND - CLASS A* AND THE S&P 500 HEALTH CARE INDEX

                                  [LINE CHART]

------------------------------------------------
       HEALTHCARE AND BIOTECHNOLOGY FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A    12.40%     14.14%          10.31%
Class C    18.55%     14.68%          10.50%
------------------------------------------------

Healthcare and Biotechnology Fund                      S&P 500 Health Care Index
---------------------------------                      -------------------------

  Date                   Balance                        Date           Balance
 2/28/01                   9,425                       2/28/01          10,000
 9/30/01                  10,510                       9/30/01           9,467
 9/30/02                   9,284                       9/30/02           7,393
 9/30/03                  11,627                       9/30/03           8,239
 9/30/04                  13,036                       9/30/04           8,633
 9/30/05                  15,787                       9/30/05           9,533
 9/30/06                  16,003                       9/30/06          10,252
 9/30/07                  19,083                       9/30/07          11,144

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 28, 2001 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE INTERNATIONAL EQUITY FUND

SUB-ADVISED BY AXA ROSENBERG INVESTMENT MANAGEMENT LLC

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone International Equity Fund (the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. companies located in a broad array of countries. The Fund's investment approach is designed to identify attractively priced companies that are believed to have superior future earnings potential. Focus is placed on evaluating the financial characteristics of individual stocks and a company's fundamental data rather than forecasting the trends in markets, investment styles or selectors. Its stock selection process is driven by proprietary technology designed to analyze the fundamentals of more than 19,000 securities and to evaluate the relative attractiveness of stocks in its universe.

AXA Rosenberg's stock selection process includes two fundamental insights on each company in our universe. The Valuation Model identifies bargains, and expensive stocks within each industry; and the Earnings Forecast Model identifies companies with superior/inferior year-ahead earnings.

The fundamental valuation of stocks by the Valuation Model is the heart of our investment process. The model first classifies companies into one or more of 170 business segments, valuing each company's individual operating businesses, based on assets, earnings and sales by business segment, in comparison with similar business operations of other companies. The model then refines the business segment valuations to account for the financial data only reported at the company-wide level, including footnote information (over 200 line items in all). The result is a single valuation for each of the more than 5,500 US broad market companies we follow. The difference between AXA Rosenberg's valuation and the market price reflects an opportunity for profit.

A second opportunity for profit is captured by our Earnings Forecast Model, which combines numerous fundamental variables related to earnings change with variables that capture investor enthusiasm for companies. These variables include measures of profitability, measures of operational efficiency, individual analysts' earnings forecasts, broker recommendations, earnings surprise and prior market performance. Together, these data are used to predict earnings changes over the following 12 months. Each company's earnings forecast alpha is added to its valuation alpha to arrive at a total company alpha.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 26.01% for the fiscal year ended September 30, 2007. The total return of the S&P Citigroup World Ex-US Index was 26.54% and the total return of the MSCI All Country World ex-US Index was 31.06% for the same period.

From a regional perspective, Asia ex Japan was the strongest performer in both absolute terms and relative to its regional benchmark. Europe also contributed to the portfolio's out-performance while contribution from Japan was negative. Across all regions, industry and sector selection were positive while the Fund's style relative to the benchmark and stock picking within industries were weak.

The Materials sector produced the best performance for the portfolio. Across all regions, but particularly in Asia, overweight to the Basic Minerals & Metals industry was highly rewarded. With holdings that included Anglo American and Thyssen Krupp in Europe and Rio Tinto and Posco in Asia, the portfolio strongly outperformed the benchmark in this sector. The portfolio also benefited from its positioning in the Consumer Discretionary sector. With an overweight in the Cars and Trucks industry and in individual securities including auto maker DaimlerChrysler and tire maker Michelin, the portfolio added value both from the sector overweight and from stock selection. In fact, the overweight in DaimlerChrysler, which gained more than 100% over the past year, resulted in the portfolio's top stock contribution. Our Valuation Model has had a favorable view of this stock for sometime now while our Earnings Model has shown an increasingly attractive rating since early 2007.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The most challenging sector over the past year was Financials. With Financials underperforming the broader market, the sector underweight was a modestly good call. However, weak stock selection in Misc. Finance (Brokers & Asset Management), and an underweight in the outperforming REITs industry negated the small gains from the sector positioning. Among the weaker selections included an underweight in ABN-Amro, which rose most of the year on merger rumors, and an overweight in UBS AG, which fell mostly during the third quarter on sub-prime lending losses. Also contributing weakly to performance was the Industrials sector where both the industry underweighting and stock selection in Construction/Homebuilding and Transportation detracted from performance.

Net of industries, the Fund's modest value bias characterized by its lower Price/Book ratio was the major detractor from performance, as investors have increasingly shown a preference for growth stocks year to date. Its modestly higher exposure to Earnings Variation or to companies that produced earnings surprises (like DaimlerChrysler), offset some of the weakness from the Fund's relative value positioning.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL EQUITY FUND - CLASS A* AND THE S&P/CITIGROUP BROAD MARKET
                       INDEX WORLD EX-U.S. COMPOSITE INDEX

                                  [LINE CHART]

------------------------------------------------
           INTERNATIONAL EQUITY FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A     18.75%    20.63%          3.53%
Class C     25.20%    21.18%          3.62%
------------------------------------------------

                                                S&P/Citigroup Broad Market Index
International Equity Fund                        World ex-U.S. Composite Index
-------------------------                       --------------------------------

   Date           Balance                         Date                  Balance
   8/4/00           9,425                         8/4/00                 10,000
  9/30/00           9,057                        9/30/00                  9,794
  9/30/01           5,735                        9/30/01                  6,997
  9/30/02           4,728                        9/30/02                  6,107
  9/30/03           5,871                        9/30/03                  7,902
  9/30/04           6,972                        9/30/04                  9,753
  9/30/05           8,659                        9/30/05                 12,614
  9/30/06          10,167                        9/30/06                 15,102
  9/30/07          12,812                        9/30/07                 19,110

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 4, 2000 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Mid Cap Fund seeks long-term capital appreciation by primarily investing in stocks of medium capitalization companies. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price-to-cash flow, price-to-earnings and price-to-book value ratios. The Fund looks for companies with quality management teams, strong fundamentals, well-positioned balanced sheets and distinctive product opportunities that may be positioned to generate and sustain long-term growth.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Mid Cap Fund was 18.13% for the fiscal year ended September 30, 2007. The total return of the Russell Midcap(R) Index was 17.87% for the same period.

Strong stock selection in the Financial Services, Energy and Producer Durables sectors were the largest contributors to relative performance, while Consumer Discretionary and Health Care stocks detracted from relative results.

At the sector level, Financial Services has struggled throughout much of 2007, but strong stock selection has made it the strongest performing sector on a relative basis. Leading the way was IntercontinentalExchange Inc. Shares of the commodities and futures exchange increased as it continues to be a leader in terms of product and technological innovation. While unsuccessful, their bidding war earlier in the year to acquire the Chicago Board of Trade clearly displays their commitment to grow both organically and through strategic acquisitions. A.G. Edwards was another top contributor among Financial Services as the stock surged on news it was being acquired by Wachovia Bank in a deal that would create the nation's second-largest retail brokerage.

FMC Technologies, the second-largest contributor to the Fund on a relative basis, has consistently grown revenue about twice as fast as the overall subsea market by expanding the scope of its subsea offerings and will benefit from the new five-year agreement they signed with Statoil to provide equipment for international developments.

Other stocks contributing to performance included Precision Castparts Inc. and ON Semiconductor Inc. Precision Castparts is a metal components manufacturer that continued to benefit from improved operating margins. The company reported robust demand, a sustained aerospace cycle, and better than expected profitability contribution from recent acquisitions. ON Semiconductor Inc. was helped by increasing sales to the computer industry and an increase in consumer electronics demand.

The largest detractor from performance over the last twelve months was Amdocs Ltd. Shares of the software maker traded lower after management cut its 2007 revenue forecast. Demand for their products and services remains strong, but not at the same pace that was originally expected. Also detracting from performance was DaVita Inc. The stock was volatile throughout the year and finished slightly lower due to integration concerns after acquiring NxStage.

Other stocks that detracted from relative performance were AerCap Holdings and Security Capital Assurance Ltd. AerCap, an integrated aviation company that engages in the trading and leasing of aircraft, failed to meet earnings expectations due to charges related to refinancing some of their bonds. Security Capital was also down as the insurance provider was negatively impacted by slower refunding activity.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

We employ a two-pronged approach to select stocks and construct portfolios. For growth stocks, we perform fundamental analysis to determine if the positive business momentum identified by our earnings model will persist. In addition, the company's balance sheet and cash flows are analyzed to verify that the company has the financial strength required to grow at the rate implied by the model. For value stocks, we employ a series of screens designed to identify hidden assets that will signify attractive return potential and downside protection to share prices. For instance, we seek to identify characteristics like a large net cash position, undervalued assets such as land, overfunded pension assets, non-strategic businesses that can be sold, and undervalued brands or market shares. Then we look for a catalyst for positive change in the companies' fundamentals or strategies -- a prerequisite if an out-of-favor stock is to rise in price; otherwise, without that catalyst, an out-of-favor stock can simply fall even more out of favor. During the last year, we have identified more opportunities using our earnings model which has resulted in the Fund having a slight growth tilt. The Fund was positioned this way to take advantage of owning companies that were experiencing strong earnings momentum while selling at reasonable valuations.

In managing the Fund, our focus, as always, remains on owning stocks that we think have either undervalued assets or strong prospective earnings power. We currently favor shares of companies in the wireless, homeland security, civil infrastructure, raw materials, semiconductor, industrial parts, premium retailing, software, managed care, financial data, securities exchange, and investment management groups. The Fund holds overweight positions in the Producer Durables, Technology, Health Care, and Materials & Processing sectors.

We think the stock market can draw strength from the continued health of the global economy, which should help to bolster corporate earnings in the U.S. and around the world. Corporate America's second-quarter profits rose about 8%, a rate that was below the double-digit norm of the past three years but nevertheless was still above the long-term average of 7.6%. We also think profit growth may again hit the low double digits in the fourth quarter. As long as earnings stay reasonably healthy, we think the stock market is in little danger of morphing from a bull to a bear in the near term. In our analysis, the much-chronicled housing slump and subprime-loan malaise won't in all likelihood be severe enough to tip the economy into a recession and the stock market into bearish territory.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              MID CAP FUND - CLASS Y* AND THE RUSSELL MIDCAP INDEX

                                  [LINE CHART]

--------------------------------------
             MID CAP FUND
    AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    Since Inception*

Class A    11.18%          20.14%
Class C    17.27%          20.80%
Class Y    18.13%          21.93%
Class Z    17.84%          21.62%
--------------------------------------

    Mid Cap Fund                                    Russell Midcap Index
    ------------                                    --------------------

 Date        Balance                             Date                Balance
 1/2/03       10,000                            1/2/03                10,000
9/30/03       12,520                            9/30/03               12,289
9/30/04       14,968                            9/30/04               14,814
9/30/05       20,242                            9/30/05               18,533
9/30/06       21,679                            9/30/06               20,306
9/30/07       25,610                            9/30/07               23,935

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006. The Class A, Class C and Class Z performance information is calculated using the historical performance of Class Y.


** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Pitcairn Taxable Bond Fund seeks to deliver maximum total return consistent with moderate risk of capital and maintenance of liquidity. The Fund invests in a broad range of investment grade fixed income securities across the full maturity spectrum. Additional value may be gained by anticipating changing credit conditions and identifying unique anomalies offered by the market.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Pitcairn Taxable Bond Fund was 4.81% for the fiscal year ended September 30, 2007. The total return of the Lehman U.S. Government Credit Index was 5.08% for the same period.

Most of the market activity occurred during the third quarter of 2007. Sub-prime mortgage fears captured the attention of fixed income investors. Liquidity in all sectors, with the exception of U.S. Treasuries, dried up for a period of days, as investors were caught in a quagmire of headlines. This flight-to-quality was best exhibited in the 3-month U.S. Treasury Bill whose yield dropped significantly in August. Investors believed that quality could only be found in very short U.S. Treasuries. The Federal Reserve took action by lowering the discount rate, and subsequently the Federal Funds Rate, as Chairman Bernanke faced his first real challenge. When the dust finally settled and the major mortgage originators were still in business, investors slowly re-entered markets of riskier assets.

The yield curve steepened during the fiscal year. The major action occurred on the short end (5-years and shorter) as the Federal rate reductions had its desired effect of improving liquidity in financial markets. The short duration of corporate exposure benefitted the Fund, as corporate bonds underperformed both U.S. Treasuries and agencies.

The Fund continues to be characterized as high quality with a weighted average rating of AA, and is conservatively structured with corporate-spread risk concentrated at the short end of the duration spectrum.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PITCAIRN
      TAXABLE BOND FUND - CLASS II* AND THE LEHMAN BROTHERS U.S. GOVERNMENT
                                  CREDIT INDEX

                                  [LINE CHART]

------------------------------------------------
           PITCAIRN TAXABLE BOND FUND
          AVERAGE ANNUAL TOTAL RETURNS

           1 Year    5 Years    Since Inception*
Class II    4.81%      3.97%           5.56%
------------------------------------------------

                                                        Lehman Brothers U.S.
Pitcairn Taxable Bond Fund                            Government Credit Index
--------------------------                            -----------------------

 Date            Balance                             Date              Balance
 8/4/00           10,000                             8/4/00             10,000
9/30/00           10,166                            9/30/00             10,108
9/30/01           11,539                            9/30/01             11,439
9/30/02           12,123                            9/30/02             12,492
9/30/03           12,990                            9/30/03             13,305
9/30/04           13,440                            9/30/04             13,751
9/30/05           13,641                            9/30/05             14,103
9/30/06           14,045                            9/30/06             14,572
9/30/07           14,721                            9/30/07             15,313

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The initial public offering of Class II shares commenced on August 4, 2000.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

SUB-ADVISED BY SANDS CAPITAL MANAGEMENT, LLC

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Sands Capital Select Growth Fund was 19.95% for the fiscal year ended September 30, 2007. The total return of the Russell 1000(R) Growth Index was 19.35% for the same period.

The Fund's security selection contributed to performance for the year. The securities which had the greatest positive impact on absolute performance as well as on relative performance were Google, Apple, IntercontinentalExchange, Schlumberger and Intuitive Surgical. Detractors from absolute performance include Starbucks, Apollo, Moody's, Varian Medical and Red Hat. The detractors from relative performance include Starbucks, Genentech, Moody's Corp, Apollo and Genzyme.

Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame. During the year, the Fund sold four stocks - Red Hat, Apollo Group, eBay and Patterson.

Seven stocks were purchased during the fiscal year - Broadcom, Salesforce, Expeditor's International, FMC Technologies, Cerner, National Oilwell Varco, and EMC - all of which met Sands Capital's investment criteria.

Broadcom is a leading designer of semiconductor chips for a number of end markets in networking, wireless, video processing, and consumer electronics. It is an intellectual property company that designs and sells semiconductor chips in the networking, wireless, and consumer electronics end-markets.

Salesforce is the leading provider of Software-as-a-Service (SaaS), focusing primarily on the Customer Relationship Management (CRM) segment of the seventy-nine billion dollar enterprise software market. Compared to traditional licensed software, SaaS offers several compelling benefits to customers including lower total cost of ownership over time, much lower upfront costs, and lower implementation risk. The company has a tremendous business model based on recurring subscription revenues with a scalable, fixed-cost base. Further, Salesforce is rapidly building a platform and an ecosystem of third-party developers that will allow it to address other segments of enterprise software besides CRM.

Expeditor's International is a third party logistics provider (3PL) focused on international freight forwarding and customs brokerage. Expeditors is essentially a "travel agent" for freight, making the necessary arrangements to facilitate the movement of customers' international air or ocean cargo from origin to destination. Within the rapidly growing 3PL space, Expeditors has established itself as a standout leader, driving share gains with superior service, technology, and global reach.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

FMC Technologies is the leading global provider of highly-engineered subsea equipment used in the production and processing of oil and natural gas from offshore wells. This market is rapidly expanding as exploration and production efforts are becoming increasingly focused on offshore fields because of: 1) their compelling size and economics, 2) the maturation of the world's onshore basins, and 3) limited onshore access for international oil companies.

Cerner is the leading global provider of healthcare information technology solutions. The company's flagship product, the Cerner Millennium software suite, has a broad and deep set of clinical applications designed to improve safety, quality, and efficiency in the hospital setting. Cerner's organically-built Millennium architecture, broad product portfolio, and global franchise makes it uniquely positioned to benefit from the robust secular tailwinds driving adoption of clinical information systems. Pay-for-performance initiatives from both private and public payers are pushing hospital adoption of clinical information systems and electronic medical records past an inflection point.

National Oilwell Varco is an energy equipment and services company. It is the leading provider of critical drilling rig equipment such as top drives, pipe handling systems, and control instruments, as well as related consumables and services. There are few competitors for many of its products, which are often the de-facto industry-standard brand names.

EMC is the leading provider of enterprise storage solutions, a segment which Sands Capital expects to grow faster than overall IT spending due to the continued implementation of compliance and business continuity requirements and the rapid adoption of Internet video.

Sands Capital Management has always strictly adhered to a bottom-up, company-focused investment process rather than a top-down, thematic approach. Yet Sands process also requires a keen awareness of important secular trends and an ability to anticipate changes to these trends. These trends often lay the groundwork for attractive industry dynamics. They also act as a growth tailwind for individual companies within those industries. Consequently, Sands ongoing quest to invest in the world's greatest growth companies also enables Fund shareholders to benefit from some of the world's most compelling long-term trends. Examples include: 1) the trend toward minimally invasive surgery, which is represented by our ownership in Intuitive Surgical, the leader in robotic surgery for radical prostatectomies and a growing number of other procedures; 2) the shift in futures and options trading mechanisms from open outcry pits to electronic exchanges, which is represented by our ownership in both CME Group and IntercontinentalExchange; and 3) the proliferation of handheld devices worldwide, which is represented by the Fund's ownership in QUALCOMM, Broadcom, America Movil, and Apple. QUALCOMM and Broadcom are the technology leaders in cell phone chipsets, America Movil is Latin America's leading wireless network operator, and Apple recently entered the one billion unit-per-year cell phone market with its revolutionary new iPhone. These are just a few of the many favorable trends that influence Fund companies and increase the likelihood that they will continue to achieve above-average earnings growth over the long-term--the key to common stock price appreciation and wealth creation.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SANDS CAPITAL SELECT GROWTH FUND - CLASS Y*, SANDS CAPITAL SELECT GROWTH FUND - CLASS Z* AND
                         THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

------------------------------------------------
   SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
           AVERAGE ANNUAL TOTAL RETURNS

           1 Year    5 Years    Since Inception*
Class Y    20.39%     16.14%         -1.23%
Class Z    19.95%     15.96%         -1.34%
------------------------------------------------

 Sands Capital Select       Sands Capital Select
Growth Fund - Class Y       Growth Fund - Class Z      Russell 1000 Growth Index
---------------------       ---------------------      -------------------------

   Date       Balance        Date         Balance        Date            Balance
 8/11/00       10,000       8/11/00       10,000       8/11/00            10,000
 9/30/00        9,150       9/30/00        9,150       9/30/00             9,802
 9/30/01        5,033       9/30/01        5,033       9/30/01             5,328
 9/30/02        4,332       9/30/02        4,332       9/30/02             4,129
 9/30/03        5,893       9/30/03        5,893       9/30/03             5,199
 9/30/04        6,803       9/30/04        6,803       9/30/04             5,590
 9/30/05        7,814       9/30/05        7,804       9/30/05             6,238
 9/30/06        7,603       9/30/06        7,574       9/30/06             6,615
 9/30/07        9,154       9/30/07        9,085       9/30/07             7,895

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The initial public offering of Class Y shares and Class Z shares commenced on August 27, 2004 and August 11, 2000, respectively. The Class Y performance information is calculated using the historical performance of Class Z.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY CHARTWELL INVESTMENT PARTNERS

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and below "A" rated credits. The Fund generally has an average duration between 1.5 and 2.0 years and holds no more than 20% of the portfolio in non-government issues.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Short Duration Fund was 5.19% for the fiscal year ended September 30, 2007. The total return of the Lehman 1-3 Year U.S. Government Bond Index was 5.72% for the same period.

The Fund benefited from a dramatic rally in short-term rates as investors sought the safety of U.S. Treasury securities during the credit crisis of 2007. The Fund's performance lagged the benchmark as U.S. Treasuries dramatically outperformed all other sectors of the market. The yield curve steepened dramatically during this yield rally as short rates declined over the year and ten-year bond yields did not rally significantly. The Fund's strategy to diversify away from floating rate notes and into more fixed rate debt early in the year helped performance. Floating rate notes have lagged fixed rate notes in the recent rally and will continue to outperform in a stable or falling interest rate environment. Our continuing focus on the high quality source of excess yield provided by government mortgage-backed securities helped Fund performance as 98% of the Fund is invested in agency backed bonds.

Looking forward, the Fund's emphasis on high quality, short duration securities should provide for both attractive relative income and better than average price performance. The monthly principal cash flows provided by core agency mortgage-backed securities holdings enhance Fund liquidity and allow us to continually seek out securities that maximize investor returns consistent with the Fund's investment philosophy.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHORT
                 DURATION FIXED INCOME FUND - CLASS Z* AND THE
               LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX

                                  [LINE CHART]

----------------------------------------
    SHORT DURATION FIXED INCOME FUND
      AVERAGE ANNUAL TOTAL RETURNS

           1 Year    5 Years    10 Years
Class Z     5.19%      2.90%       4.52%
----------------------------------------

                                                   Lehman Brothers 1-3 Year U.S.
Short Duration Fixed Income Fund                       Government Bond Index
--------------------------------                   -----------------------------

  Date                   Balance                      Date            Balance
 9/30/97                  10,000                     9/30/97           10,000
 9/30/98                  10,807                     9/30/98           10,793
 9/30/99                  11,119                     9/30/99           11,137
 9/30/00                  11,789                     9/30/00           11,787
 9/30/01                  12,889                     9/30/01           13,044
 9/30/02                  13,493                     9/30/02           13,807
 9/30/03                  13,783                     9/30/03           14,194
 9/30/04                  14,037                     9/30/04           14,359
 9/30/05                  14,337                     9/30/05           14,515
 9/30/06                  14,799                     9/30/06           15,070
 9/30/07                  15,567                     9/30/07           15,932

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


*     The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Small Cap Fund seeks long-term capital appreciation by primarily investing in common stocks of U.S. small capitalization companies. The Fund is diversified by issuer and industry and typically owns both value and growth stocks. A disciplined investment process is employed which is focused on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology emphasizes a company's growth prospects and relative valuations which seek to identify stocks that offer significant growth potential, but are attractively valued relative to their peers.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Small Cap Fund was 8.44% for the fiscal year ended September 30, 2007. The total return of the Russell 2000(R) Index was 12.34% for the same period.

Over the last several months there has been a shift from value to growth, with a sizable growth premium emerging. This environment has negatively impacted the Fund, which has a bias towards value. The Fund's stock selection in the Financial Services and Producer Durables sectors detracted from performance, while its selection in the Consumer Discretionary sector contributed to performance. Top contributors included Golden Telecom, WMS Industries, and Tenneco. Detractors from performance included Asyst Technologies, Southwest Bancorp and Central Pacific Financial.

The Fund seeks to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund's strategy during the year. The only changes made in regard to positioning were in response to Russell's mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures.

Going forward, we remain focused on searching for niche companies with compelling valuation levels and solid long-term growth prospects as compared to their peers.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              SMALL CAP FUND - CLASS A* AND THE RUSSELL 2000 INDEX

                                  [LINE CHART]

------------------------------------------------
                  SMALL CAP FUND
        AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A     2.23%     12.23%          8.84%
Class C     7.73%     12.73%          8.95%
------------------------------------------------

     Small Cap Fund                                    Russell 2000 Index
     --------------                                    ------------------

   Date        Balance                             Date                  Balance
  8/25/00        9,425                             8/4/00                 10,000
  9/30/00        9,614                            9/30/00                 10,467
  9/30/01        9,951                            9/30/01                  8,247
  9/30/02        9,663                            9/30/02                  7,480
  9/30/03       12,254                            9/30/03                 10,210
  9/30/04       14,671                            9/30/04                 12,127
  9/30/05       15,945                            9/30/05                 14,303
  9/30/06       16,824                            9/30/06                 15,722
  9/30/07       18,244                            9/30/07                 17,662

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 25, 2000 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

SUB-ADVISED BY    TURNER INVESTMENT PARTNERS, INC.
                  DIAMOND HILL CAPITAL MANAGEMENT, INC.
                  JAMES INVESTMENT RESEARCH, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations that are believed to have the potential for growth and that appear to be trading below their perceived value. It invests in securities of companies operating in a broad range of industries.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Small Cap Value Opportunities Fund was 10.77% for the fiscal year ended September 30, 2007. The total return of the Russell 2000(R) Value Index was 6.09% for the same period.

TURNER INVESTMENT PARTNERS, INC.

Strong stock selection in the Financial Services and Producer Durables sectors were the largest contributors to relative performance, while Energy and Consumer Staples detracted from relative results of our portion of the Fund. Although Financial Services struggled throughout much of 2007, strong stock selection made it the strongest performing sector on a relative basis. Our portion of the Fund remains underweight in the Financial Services sector overall, and more specifically, REITS and banks, which helped excess return. Two online software companies that provide web-based technology services companies contributed to excess return, Online Resources and S1 Corp. Online Resources completed its acquisition of a leading bill pay service provider which was viewed as favorable by investors. S1 Corp. reported solid earnings which also gave investors confidence in new management for the company. In addition, its acquisition of HUB International helped performance.

Energy struggled due to the performance of Allis-Chalmers Energy, which provides high-end drilling services. It reported a pullback in activity and pricing. Subpar returns in Consumer Staples and Consumer Discretionary were driven by losses in Cott Corp. and Pantry. The beverage distributor, Cott Corp., reported lower demand for carbonated soft drinks and rising commodity prices. Pantry, the convenience store chain, also was a detractor after reporting relatively low gasoline margins. All three detractors mentioned were sold from the portfolio.

Turner's investment strategy focuses on identifying undervalued securities by virtue of their being overlooked by industry analysts. Most industry analysts concentrate on income statements. While we use this metric in our analysis, we also pay close attention to the balance sheet and cash flows. Through this process, we seek to find companies with unrecognized intrinsic values that are not evident in earnings reports. We remain disciplined in this process and will typically be positioned with companies that display these characteristics. In managing the portfolio, our focus, as always, remains on owning stocks that we think have either undervalued assets or strong prospective earnings power.

We currently favor shares of companies in the wireless, homeland security, civil infrastructure, raw materials, semiconductor, industrial parts, premium retailing, software, managed care, financial data, securities exchange, and investment management groups. The portfolio holds overweight positions in the Technology, Producer Durables, Health Care, and Autos & Transportation sectors.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

We think the stock market can draw strength from the continued health of the global economy, which should help to bolster corporate earnings in the U.S. and around the world. Corporate America's second-quarter profits rose about 8%, a rate that was below the double-digit norm of the past three years but nevertheless was still above the long-term average of 7.6%. And we think profit growth may again hit the low double digits in the fourth quarter. As long as earnings stay reasonably healthy, we think the stock market is in little danger of morphing from a bull to a bear in the near term. In our analysis, the much-chronicled housing slump and subprime-loan malaise won't in all likelihood be severe enough to tip the economy into a recession and the stock market into bearish territory.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

An overweight allocation as well as stock selection in the Energy sector contributed to relative performance in our portion of the Fund. The portfolio is overweight the Energy, Autos & Transportation and Consumer Discretionary sectors relative to the benchmark as we believe the valuation of the individual holdings in these sectors are attractive.

Top performers during the year were Energy holdings Helmerich & Payne, Encore Acquisition and Berry Petroleum primarily due to higher oil prices. Additional positive contributors were Apria Healthcare Group and Century Aluminum. The largest detractors were Finish Line based on skepticism related to its potential acquisition of footwear company Genesco, MoneyGram due to concerns regarding its exposure to mortgage-backed securities in its portfolio, and Gevity HR Inc.

Higher defaults in the mortgage market led to tightened credit conditions, and declines in real estate values held back Financial Services and spilled over into the consumer discretionary sector. During the year, the Consumer Discretionary sector was one of the sectors that detracted from the absolute performance of the portfolio. Producer Durables and Health Care contributed to returns.

Diamond Hill uses an intrinsic value approach, which is price sensitive. Outside of Energy, we have had more difficulty finding small cap equities at dramatic discounts to our estimates of intrinsic value. During the year, we were able to take the opportunity to initiate positions at what we believe are favorable prices in Toro, Flowers Foods and Hanesbrands. We also eliminated positions from the Fund including Apria Healthcare, MAF Bancorp and Tidewater after these companies reached our estimated intrinsic value. Regarding Energy, our investment thesis remains the same given our long-term expectations that a long-term tightness in the supply-demand balance that is not fully reflected in the stock prices.

We believe the portfolio is positioned relatively defensively given the high cash balance and what we believe are holdings at discounts to their intrinsic value. Certain segments of the portfolio, Energy for example, will likely depend on adequate global economic growth (though not necessarily stellar domestic growth) in order for the stocks within that sector to be solid performers. The portfolio is underweight in the areas of Technology and Health Care, which could lead to relative underperformance if those sectors are leaders.

Our 5-year outlook for the equity market is for expected returns in the mid single digits, which would be below long-term and recent averages. This forecast has only a minor effect on what we do as bottom-up investors. Our goal for the Fund is to provide added value by outperforming the relevant benchmark over the long term, measured as 5 years or more.

JAMES INVESTMENT RESEARCH

James Investment Research became a sub-advisor to the Touchstone Value Small Cap Opportunities Fund on June 20, 2007.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The third quarter was a difficult environment for small cap value securities. The James approach, which seeks companies with good profitability and relative strength in addition to good relative value, shows the dynamic benefit of not relying on just one factor in making investment decisions.

Consumer Discretionary, Materials & Processing and Producer Durables contributed to the relative performance of our portion of the Fund. Consumer Staples, Financial Services and Technology detracted slightly from performance. Individual stocks that had the biggest impact include Schnitzer Steel, Matrix Service Co., Hurco Cos., and Spartan Stores.

Our philosophy relies on a disciplined insistence on buying true small cap value stocks that are profitable and are exhibiting strong relative price strength, but still trading at value price levels relative to earnings, cash flow and book value. We know from our experience that high relative strength stocks are harder hit at the beginnings of corrections, but that our approach works very well in down and sideways markets.

We remain fully invested, with our sector weightings set defensively as the U.S. economy continues to fight the housing market malaise. As we look to the future, our macro-indicators suggest increased opportunities are ahead for select Utilities and Producer Durables securities. We will, of course, remain diversified among all the major sectors and continue to seek the best bargain stocks for the portfolio.

2007 has presented a challenging landscape for small cap stocks, and our economic outlook suggests this may continue for a time. However, 2008 is a Presidential election year and investors may see better things for smaller securities. Going back to 1926, Ibbotson data indicates that smaller stocks have typically advanced over 22 percent in election years. Our initial research shows that most investors will find the upcoming investment environment to be challenging but there should be opportunities ahead as well.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z*
                        AND THE RUSSELL 2000 VALUE INDEX

                                  [LINE CHART]

-----------------------------------------------
       SMALL CAP VALUE OPPORTUNITIES FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A     4.34%     19.23%          15.51%
Class C    10.01%     19.80%          15.90%
Class Z    10.77%     20.72%          16.80%
-----------------------------------------------

Small Cap Value Opportunities Fund                      Russell 2000 Value Index
----------------------------------                      ------------------------

 Date                    Balance                         Date           Balance
 3/4/02                   10,000                         3/4/02          10,000
9/30/02                    9,270                        9/30/02           8,147
9/30/03                   12,727                        9/30/03          10,726
9/30/04                   16,463                        9/30/04          13,479
9/30/05                   20,467                        9/30/05          15,871
9/30/06                   21,458                        9/30/06          18,095
9/30/07                   23,769                        9/30/07          19,197

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class Z shares only, which will vary from the performance of Class A shares and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on March 4, 2002 and the initial public offering of Class A shares and Class C shares commenced on July 23, 2007. The Class A and Class C performance information is calculated using the historical performance of Class Z.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

ADVISED BY TOUCHSTONE ADVISORS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Strategic Value and High Income Fund (the "Fund") seeks total return through a combination of long-term capital growth and high current income. The Fund is a "fund of funds" which means that it invests substantially all of its assets in shares of other mutual funds, rather than in individual securities. Generally, the Fund invests its assets in shares of other Touchstone Funds - the Touchstone Diversified Small Cap Value Fund and the Touchstone High Yield Fund. The Fund periodically adjusts its asset allocation among these Funds in response to changing market and economic conditions, the performance of the underlying funds, or for other reasons. In addition, the Fund may, under certain circumstances, invest in other underlying funds within the Touchstone Funds family.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 6.46% for the fiscal year ended September 30, 2007. The total return of the 60/40 blend of the Russell 2000(R) Value Index and Merrill Lynch High Yield Index was 6.72% and the total return of the S&P 500 Index was 16.44% for the same period.

As of September 30, 2007, the Fund had an allocation of 60% to the Touchstone Diversified Small Cap Value Fund and 40% to the Touchstone High Yield Fund.

Market conditions in the equity market were variable during the past year, beginning with strong optimism and ending with a more cautious tone. In this environment, Touchstone Diversified Small Cap Value Fund performance was affected positively as investment techniques were able to isolate stocks with market-beating characteristics. Stock selection in Financial Services and Materials & Processing was solid. Performance in Financial Services was achieved by minimizing exposure to credit risk. Materials and Processing was aided by a focus on the engineering and construction industries. Good performance in these sectors was partially offset by weak selection in Health Care, caused by unrelated negative security-specific events. The Fund remains committed to seeking an optimal portfolio of inexpensive stocks with improving fundamentals to take advantage of the proven, superior long term returns of small cap value stocks.

For the twelve month period, the high yield market saw a little bit of everything. The net result was a high yield market total return that approximated the yield with little contribution from capital appreciation or depreciation. The Touchstone High Yield Fund underperformed its benchmark due to its higher-quality bias as well as its allocation to certain industries. During the last twelve months, performance of the Touchstone High Yield Fund was aided by overweight allocations to the Metals, Capital Goods and Healthcare sectors as well as underweight allocations to the Automotive/Auto Parts and Paper industries. Conversely, overweight allocation to Homebuilders and Building Materials detracted from performance. We believe the Fund's strategy of fundamental credit analysis with particular emphasis on avoiding problem credits will continue to add value as negative credit events may have a material impact on returns in this lower return environment. The Fund is designed to exhibit less volatility than the broad market and deliver attractive risk adjusted returns for performance over a full cycle, with focus on protecting principal in down markets.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
           IN THE STRATEGIC VALUE AND HIGH INCOME - CLASS Y*, THE S&P
                  500 INDEX, THE RUSSELL 2000 VALUE INDEX, THE
           MERRILL LYNCH HIGH YIELD INDEX AND A BLENDED 60/40 INDEX***

                                  [LINE CHART]

-------------------------------------
STRATEGIC VALUE AND HIGH INCOME FUND
   AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    Since Inception*
Class A     0.13%          12.16%
Class C     5.44%          12.68%
Class Y     6.46%          13.79%
-------------------------------------

Strategic Value and                S&P 500                 Russell 2000                 Merrill Lynch                  Blended
  High Income Fund                  Index                   Value Index               High Yield Index                  Index
-------------------                -------                 ------------               ----------------                 -------

  Date      Balance          Date        Balance         Date         Balance         Date         Balance         Date     Balance
10/31/02     10,000        10/31/02       10,000       10/31/02       10,000        10/31/02        10,000       10/31/02    10,000
 9/30/03     12,857         9/30/03       11,433        9/30/03       12,966         9/30/03        12,931        9/30/03    12,952
 9/30/04     14,919         9/30/04       13,019        9/30/04       16,293         9/30/04        14,512        9/30/04    15,580
 9/30/05     17,041         9/30/05       14,614        9/30/05       19,185         9/30/05        15,484        9/30/05    17,656
 9/30/06     17,728         9/30/06       16,191        9/30/06       21,873         9/30/06        16,707        9/30/06    19,698
 9/30/07     18,873         9/30/07       18,852        9/30/07       23,205         9/30/07        17,987        9/30/07    21,022

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class Y shares only, which will vary from the performance of Class A shares and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Y shares commenced on October 31, 2002 and the initial public offering of Class A shares and Class C shares commenced on November 20, 2006. The Class A and Class C performance information is calculated using the historical performance of Class Y.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

*** The Blended Index is comprised of a 60% weighting in the Russell 2000 Value Index and a 40% weighting in the Merrill Lynch High Yield Index.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE TAX-EXEMPT BOND FUND

SUB-ADVISED BY PITCAIRN INVESTMENT MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Tax-Exempt Bond Fund is managed with a focus on providing income exempt from federal income taxes; ensuring total returns consistent with moderate risk of capital; and maintaining adequate liquidity. The Fund invests in a broad range of investment grade municipal fixed-income securities across the full maturity spectrum. Additional value may be gained by anticipating changing credit conditions and identifying unique anomalies offered by the market.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Tax-Exempt Bond Fund was 2.71% for the fiscal year ended September 30, 2007. The total return of the Lehman Municipal Bond Index was 3.10% for the same period.

During the fiscal year, yields rose and the yield curve steepened. Rates rose on the AAA scale by approximately 25 basis points in the 30-year area of the curve and only 2 basis points in the 2-year area of the curve. This steepening and excess return in higher quality sectors illustrates investors' low threshold for risk during the sub-prime meltdown. Pre-refunded bonds were the best performing sector followed by general obligations and revenue bonds. Zero coupon bonds underperformed all other coupon structures during the fiscal year. The long duration of zero coupon bonds contributed to this underperformance. New issues remained strong, as low rates continued to entice issuers to bring deals to market.

The Fund's underexposure to longer duration securities contributed to performance. The Fund's portfolio is characterized by a solid average credit rating of AAA/AA and bears a premium yield in comparison to the benchmark.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TAX-EXEMPT
       BOND FUND - CLASS A* AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                  [LINE CHART]

------------------------------------------------
              TAX-EXEMPT BOND FUND
         AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    Since Inception*
Class A    -2.16%      2.27%              4.27%
------------------------------------------------

Tax-Exempt Bond Fund                        Lehman Brothers Municipal Bond Index
--------------------                        ------------------------------------

   Date       Balance                             Date             Balance
   8/4/00       9,525                             8/4/00            10,000
  9/30/00       9,585                            9/30/00            10,052
  9/30/01      10,540                            9/30/01            11,098
  9/30/02      11,467                            9/30/02            12,089
  9/30/03      11,882                            9/30/03            12,560
  9/30/04      12,316                            9/30/04            13,138
  9/30/05      12,666                            9/30/05            13,670
  9/30/06      13,118                            9/30/06            14,278
  9/30/07      13,473                            9/30/07            14,720

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The initial public offering of Class A shares commenced on August 11, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY CHARTWELL INVESTMENT PARTNERS

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Ultra Short Duration Fixed Income Fund seeks to provide above market income, liquidity, and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. The Fund generally has a targeted duration of 0.5 years and has 100% of its portfolio in government issues.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Ultra Short Duration Fixed Income Fund was 5.48% for the fiscal year ended September 30, 2007. The total return of the Merrill Lynch 3-Month U.S. Treasury Bill Index was 5.22% for the same period.

The Fund's performance was driven by the fact that short-term interest rates rallied over the year as the sub-prime credit swoon that began in June continued into the third quarter and did not subside until the Federal Reserve stepped in and lowered the Federal Funds rate in mid-September. U.S. Treasury securities trounced all other sectors of the market as investors fled to the safety of Treasury-backed securities. The short agency- backed securities rallied right along with the short end of the market allowing the Fund to outperform its benchmark for the year.

The Fund's strategy to diversify away from floating rate notes and into more fixed rate debt early in the year helped performance. Floating rate notes have lagged fixed rate notes in the recent rally and will continue to outperform in a stable or falling interest rate environment. Our continuing focus on the high quality source of excess yield provided by government mortgage-backed securities helped Fund performance as 97% of the Fund is invested in agency-backed bonds.

Looking forward, the Fund's emphasis on high quality, short duration securities should provide for both attractive relative income and better than average price performance. The monthly principal cash flows provided by core agency mortgage-backed securities holdings enhance Fund liquidity and allow us to continually seek out securities that maximize investor returns consistent with the Fund's investment philosophy.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ULTRA SHORT
                   DURATION FIXED INCOME FUND - CLASS Z* AND
               THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

                                  [LINE CHART]

----------------------------------------
 ULTRA SHORT DURATION FIXED INCOME FUND
      AVERAGE ANNUAL TOTAL RETURNS

           1 Year    5 Years    10 Years
Class Z     5.48%      3.09%       4.32%
----------------------------------------

Ultra Short Duration                                    Merrill Lynch 3-Month
  Fixed Income Fund                                    U.S. Treasury Bill Index
--------------------                                  --------------------------

  Date       Balance                                  Date              Balance
 9/30/97      10,000                                 9/30/97             10,000
 9/30/98      10,622                                 9/30/98             10,536
 9/30/99      11,189                                 9/30/99             11,034
 9/30/00      11,901                                 9/30/00             11,672
 9/30/01      12,742                                 9/30/01             12,308
 9/30/02      13,118                                 9/30/02             12,553
 9/30/03      13,302                                 9/30/03             12,719
 9/30/04      13,519                                 9/30/04             12,859
 9/30/05      13,882                                 9/30/05             13,196
 9/30/06      14,475                                 9/30/06             13,790
 9/30/07      15,268                                 9/30/07             14,509

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


*     The initial public offering of Class I shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE VALUE OPPORTUNITIES FUND

SUB-ADVISED BY CLOVER CAPITAL MANAGEMENT, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Value Opportunities Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with large, medium and small market capitalizations. The Fund focuses on companies that trade at attractive values relative to cash flow, book value, financial strength, and historical valuations. Using a combination of valuation screens, technical analysis, and fundamental research, the Fund seeks companies that possess attractive long-term return potential due to their lower-than-average valuations and improving business fundamentals.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Value Opportunities Fund was 15.83% for the fiscal year ended September 30, 2007. The total return of the Russell 3000(R) Value Index was 13.73% for the same period.

From a sector perspective, the Fund finished the year underweight in Financial Services. Notably, it had no direct exposure to the sub-prime market debacle and maintained minimal exposure to REITs. As these two "hot" industries within the sector began their steep correction, the reverberating effects and change in investor sentiment were felt throughout the sector.

The Materials & Processing sector benefited from strong stock selection. Shaw Group posted strong returns as the company put its accounting problems to rest and investors have increasingly come to see Shaw Group as a unique player on the need to build out power generation infrastructure around the globe.

Partially offsetting performance was the Technology sector where RF Micro Devices and Fairchild Semiconductor, in particular, turned in disappointing showings. The Health Care sector also struggled, primarily due to the performance of Pfizer.

The concerns surrounding sub-prime and the uncertain consequences it might pose for the economy shook the markets at different times during the past six months. With the dollar weakening and mixed signals coming from economic data, anxiety became heightened. Leading investors began to allocate capital to companies with international exposure and more predictable business profiles. This dynamic played well to an overweight in Consumer Staples and also benefited key holdings such as General Electric, McDonalds, and Exxon Mobil.

The Fund continues to focus on identifying inexpensive stocks with improving fundamentals and improving investor sentiment. We continue to express a preference for such stocks that also possess international exposure and stable earnings profiles.

The Fund continues to maintain a somewhat defensive stance given its overweight in Consumer Staples, Healthcare, and Utilities and underweight in Financial Services. We are pursuing research work in certain industries within the Consumer Discretionary and Financial Services sectors where valuation levels have begun to reflect despair on the part of investors and, perhaps, have also begun to obscure more positive business attributes that could be worthwhile for future investment.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE
         OPPORTUNITIES FUND - CLASS Z* AND THE RUSSELL 3000 VALUE INDEX

                                  [LINE CHART]

----------------------------------------
        VALUE OPPORTUNITIES FUND
     AVERAGE ANNUAL TOTAL RETURNS**

           1 Year    5 Years    10 Years
Class A     8.94%     16.70%       9.15%
Class C    15.07%     17.27%       9.02%
Class Z    15.83%     18.13%       9.82%
----------------------------------------

Value Opportunities Fund                              Russell 3000 Value Index
------------------------                              ------------------------

 Date            Balance                             Date                Balance
9/30/97           10,000                            9/30/97               10,000
9/30/98            9,400                            9/30/98               10,197
9/30/99            9,976                            9/30/99               11,996
9/30/00           11,340                            9/30/00               13,117
9/30/01           11,850                            9/30/01               12,071
9/30/02           11,095                            9/30/02               10,153
9/30/03           13,493                            9/30/03               12,680
9/30/04           16,293                            9/30/04               15,328
9/30/05           20,338                            9/30/05               17,900
9/30/06           22,037                            9/30/06               20,505
9/30/07           25,525                            9/30/07               23,320

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents performance for Class Z shares only, which will vary from the performance of Class A shares and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on December 6, 1991 and the initial public offering of Class A shares and Class C shares commenced on November 20, 2006. The Class A and Class C performance information is calculated using the historical performance of Class Z.


** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2007
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

================================================================================
CLOVER CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT ANALYSIS                                    (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                              21.2
U.S. Agency                                                                47.6
AAA/Aaa                                                                    10.4
AA/Aa                                                                       7.6
A/A                                                                         3.3
BBB/Baa                                                                     8.0
Other                                                                       1.9
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Technology                                                                 20.9
Consumer Discretionary                                                     20.7
Health Care                                                                17.2
Producer Durables                                                          12.1
Energy                                                                      6.9
Consumer Staples                                                            6.7
Financial Services                                                          5.8
Materials and Processing                                                    3.5
Autos and Transportation                                                    3.3
Utilities                                                                   1.9
Other                                                                       1.0
Investment Fund                                                             7.0
Other Assets/Liabilities (Net)                                             (7.0)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
DIVERSIFIED SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         29.8
Consumer Discretionary                                                     14.4
Materials and Processing                                                   13.0
Technology                                                                 11.8
Producer Durables                                                           6.4
Utilities                                                                   6.0
Energy                                                                      5.6
Health Care                                                                 4.7
Autos and Transportation                                                    4.2
Consumer Staples                                                            3.2
Investment Fund                                                            12.3
Cash Equivalent                                                             0.1
Other Assets/Liabilities (Net)                                            (11.5)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         31.1
Energy                                                                     15.2
Utilities                                                                  12.7
Consumer Discretionary                                                      8.5
Health Care                                                                 8.5
Producer Durables                                                           6.7
Consumer Staples                                                            6.3
Materials and Processing                                                    6.0
Technology                                                                  3.8
Autos and Transportation                                                    0.9
Other                                                                       0.4
Investment Fund                                                             5.3
Other Assets/Liabilities (Net)                                             (5.4)
                                                                          -----
Total                                                                     100.0
                                                                          -----

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

================================================================================
FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         22.1
Consumer Discretionary                                                     15.8
Technology                                                                 14.4
Health Care                                                                12.4
Energy                                                                     10.6
Utilties                                                                    8.4
Producer Durables                                                           6.0
Materials and Processing                                                    4.8
Consumer Staples                                                            4.0
Autos and Transportation                                                    0.8
Other                                                                       0.5
Investment Fund                                                             4.8
Cash Equivalent                                                             0.3
Other Assets/Liabilities (Net)                                             (4.9)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
HEALTHCARE AND BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Health Care                                                                94.0
Materials and Processing                                                    2.5
Investment Fund                                                             7.2
Cash Equivalent                                                             4.6
Other Assets/Liabilities (Net)                                             (8.3)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                  (% OF INVESTMENT SECURITIES)
Financials                                                                 24.0
Materials                                                                  17.2
Consumer Discretionary                                                     15.8
Industrials                                                                 8.5
Energy                                                                      8.5
Telecommunication Service                                                   8.1
Utilities                                                                   6.2
Health Care                                                                 5.6
Information Technology                                                      3.7
Consumer Staples                                                            2.4
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
MID CAP FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         17.7
Consumer Discretionary                                                     16.9
Producer Durables                                                          11.6
Technology                                                                 11.5
Materials and Processing                                                   10.9
Health Care                                                                 9.7
Energy                                                                      6.9
Utilities                                                                   6.4
Consumer Staples                                                            4.7
Autos and Transportation                                                    1.0
Investment Fund                                                            10.6
Cash Equivalent                                                             3.0
Other Assets/Liabilities (Net)                                            (10.9)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
PITCAIRN TAXABLE BOND FUND
--------------------------------------------------------------------------------
CREDIT ANALYSIS                                    (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                              19.2
U.S. Agency                                                                30.8
AAA/Aaa                                                                    12.2
AA/Aa                                                                       6.7
A/A                                                                        14.7
BBB/Baa                                                                    14.0
B/B                                                                         2.4
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Health Care                                                                25.3
Consumer Discretionary                                                     20.3
Technology                                                                 18.8
Energy                                                                     12.2
Financial Services                                                         10.9
Utilities                                                                   4.8
Consumer Staples                                                            2.7
Autos and Transportation                                                    2.0
Investment Fund                                                            12.5
Cash Equivalent                                                             0.8
Other Assets/Liabilities (Net)                                            (10.3)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

================================================================================
SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT ANALYSIS                                    (% OF INVESTMENT SECURITIES)
U.S. Agency                                                                 97.4
A/A                                                                          2.6
                                                                           -----
Total                                                                      100.0
                                                                           -----
================================================================================

================================================================================
SMALL CAP FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Consumer Discretionary                                                     21.6
Financial Services                                                         20.1
Health Care                                                                11.1
Producer Durables                                                          11.0
Technology                                                                 10.1
Materials and Processing                                                    6.7
Energy                                                                      6.3
Autos and Transportation                                                    5.2
Utilities                                                                   3.8
Consumer Staples                                                            3.7
Investment Fund                                                            10.4
Cash Equivalent                                                             0.2
Other Assets/Liabilities (Net)                                            (10.2)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         19.4
Consumer Discretionary                                                     16.8
Energy                                                                     13.0
Materials and Processing                                                    9.6
Producer Durables                                                           9.6
Utilities                                                                   6.0
Autos and Transportation                                                    4.4
Consumer Staples                                                            4.2
Technology                                                                  4.0
Health Care                                                                 3.6
Investment Fund                                                             7.2
Cash Equivalent                                                             9.7
Other Assets/Liabilities (Net)                                             (7.5)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
STRATEGIC VALUE AND HIGH INCOME FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Affiliated Equity Fund                                                     59.5
Affiliated Fixed Income Fund                                               40.8
Other Assets/Liabilities (Net)                                             (0.3)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
CREDIT ANALYSIS                                    (% OF INVESTMENT SECURITIES)
AAA/Aaa                                                                    71.5
AA/Aa                                                                      15.0
A/A                                                                        10.4
BBB/Baa                                                                     3.1
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                             (% OF NET ASSETS)
Financial Services                                                         22.8
Energy                                                                     15.5
Utilities                                                                  15.1
Health Care                                                                10.9
Producer Durables                                                           7.8
Consumer Staples                                                            7.5
Materials and Processing                                                    7.2
Consumer Discretionary                                                      6.0
Technology                                                                  3.6
Investment Fund                                                            10.6
Cash Equivalent                                                             4.4
Other Assets/Liabilities (Net)                                            (11.4)
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

================================================================================
ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT ANALYSIS                                    (% OF INVESTMENT SECURITIES)
U.S. Agency                                                                97.4
A/A                                                                         2.6
                                                                          -----
Total                                                                     100.0
                                                                          -----
================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2007
--------------------------------------------------------------------------------

                                                                                          DIVERSIFIED
                                                         CLOVER CORE      DIVERSIFIED       SMALL CAP       DIVERSIFIED
                                                        FIXED INCOME        GROWTH            VALUE            VALUE
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                              $  20,133,180    $ 119,031,391    $ 187,302,679    $ 176,153,636
========================================================================================================================
   At market value - including $431,982, $8,571,315,
      $20,579,210 and $10,257,451 of securities
      loaned for the Clover Core Fixed Income Fund,
      Diversified Growth Fund, Diversified Small Cap
      Value Fund and Diversified Value Fund,
      respectively                                      $  19,852,500    $ 133,600,695    $ 198,714,544    $ 207,980,539
Dividends and interest receivable                             222,851           81,623          127,838          190,218
Receivable for capital shares sold                            156,365               --           44,078               76
Receivable for securities sold                                513,600          123,138        5,358,006        8,864,285
Receivable for securities lending income                          369            3,980           16,353            1,574
Other assets                                                    6,873            1,652           14,626           19,818
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               20,752,558      133,811,088      204,275,445      217,056,510
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                    --           41,813               --               --
Payable upon return of securities loaned                      443,438        8,685,782       21,898,722       10,473,364
Dividends payable                                               2,586               --               --          506,000
Payable for capital shares redeemed                            49,224           52,197          375,753           23,173
Payable for securities purchased                              653,510               --        3,175,773        8,390,783
Payable to Advisor                                              7,116           70,147          108,312          124,271
Payable to other affiliates                                     3,503           18,500          156,185           50,919
Payable to Trustees                                             1,691               --            6,944            2,958
Other accrued expenses and liabilities                        106,167           64,968          273,692          104,306
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           1,267,235        8,933,407       25,995,381       19,675,774
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                              $  19,485,323    $ 124,877,681    $ 178,280,064    $ 197,380,736
========================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                         $  20,138,297    $ 172,600,815    $ 127,366,427    $ 162,941,879
Accumulated net investment income (loss)                         (267)              --          278,687         (487,310)
Accumulated net realized gains (losses) on
   investments                                               (372,027)     (62,292,438)      39,223,085        3,099,264
Net unrealized appreciation (depreciation) on
   investments                                               (280,680)      14,569,304       11,411,865       31,826,903
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $  19,485,323    $ 124,877,681    $ 178,280,064    $ 197,380,736
========================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares               $          --    $ 124,877,681    $     205,091    $ 197,374,254
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --       17,543,005           10,487       16,748,449
========================================================================================================================
Net asset value and redemption price per share          $          --    $        7.12    $       19.56    $       11.78
========================================================================================================================
Maximum offering price per share                        $          --    $        7.55    $       20.75    $       12.50
========================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares               $          --    $          --    $      79,087    $       6,482
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --            4,060              549
========================================================================================================================
Net asset value, offering price and redemption price
   per share*                                           $          --    $          --    $       19.48    $       11.80
========================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                          DIVERSIFIED
                                                         CLOVER CORE      DIVERSIFIED       SMALL CAP       DIVERSIFIED
                                                        FIXED INCOME        GROWTH            VALUE            VALUE
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares               $          --    $          --    $ 177,995,886    $          --
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --        9,102,690               --
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $          --    $          --    $       19.55    $          --
========================================================================================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares               $  19,485,323    $          --    $          --    $          --
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)               2,049,969               --               --               --
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $        9.51    $          --    $          --    $          --
========================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                           FAMILY        HEALTHCARE AND   INTERNATIONAL
                                                         HERITAGE(R)     BIOTECHNOLOGY       EQUITY          MID CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                              $  70,257,073    $  49,337,966    $ 124,183,307    $ 518,761,530
========================================================================================================================
   At market value - including $3,833,606,
      $3,847,724 and $49,789,776 of securities
      loaned for the Family Heritage (R) Fund,
      Healthcare and Biotechnology Fund and Mid Cap
      Fund, respectively                                $  87,437,596    $  59,235,034    $ 154,312,525    $ 551,509,961
Cash                                                               --               --          258,871               --
Foreign currency (cost $826,957)                                   --               --          891,650               --
Dividends and interest receivable                              38,356           49,866          364,921          277,259
Receivable for capital shares sold                                 --          507,497            5,079        2,020,040
Receivable for securities sold                                     --          243,676          399,857       11,608,457
Receivable for securities lending income                        2,785            1,368               --           13,644
Currency contracts receivable                                      --           22,506               --               --
Tax reclaim receivable                                             --            2,000          230,827               --
Other assets                                                   22,322               --           11,803           53,471
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               87,501,059       60,061,947      156,475,533      565,482,832
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                    --           22,506               --               --
Payable upon return of securities loaned                    3,970,776        3,930,823               --       52,880,591
Dividends payable                                                  --               --               --               --
Currency contracts payable                                         --               --          162,396               --
Payable for capital shares redeemed                            75,591            3,578              261          414,749
Payable for securities purchased                                   --        1,289,264          667,409       14,311,936
Payable to Advisor                                             58,388           43,509          100,146          340,089
Payable to other affiliates                                    24,495           23,095           11,860           20,261
Payable to Trustees                                             4,236            1,682            3,066            2,651
Unrealized depreciation on foreign currency exchange
   contracts                                                       --               --            2,399               --
Other accrued expenses and liabilities                         51,821           56,406          164,957           16,181
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           4,185,307        5,370,863        1,112,494       67,986,458
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                              $  83,315,752    $  54,691,084    $ 155,363,039    $ 497,496,374
========================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                         $  72,396,017    $  40,042,584    $ 107,990,713    $ 461,820,342
Accumulated net investment income (loss)                       50,443           (3,803)       2,000,880               --
Accumulated net realized gains (losses) on
   investments and foreign currency transactions           (6,311,231)       4,755,235       15,177,535        2,927,601
Net unrealized appreciation on investments                 17,180,523        9,896,861       30,129,218       32,748,431
Net unrealized appreciation on foreign currency and
   translation of other assets and liabilities
   denominated in foreign currency                                 --              207           64,693               --
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $  83,315,752    $  54,691,084    $ 155,363,039    $ 497,496,374
========================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares               $  83,309,762    $  53,295,534    $ 154,622,670    $     210,563
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)               7,302,350        2,914,817       12,751,863           11,787
========================================================================================================================
Net asset value and redemption price per share          $       11.41    $       18.28    $       12.13    $       17.86
========================================================================================================================
Maximum offering price per share                        $       12.11    $       19.40    $       12.85    $       18.95
========================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                           FAMILY        HEALTHCARE AND   INTERNATIONAL
                                                         HERITAGE(R)     BIOTECHNOLOGY       EQUITY          MID CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares               $       5,990    $   1,395,550    $     740,369    $      35,712
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                     521           76,707           61,349            2,002
========================================================================================================================
Net asset value, offering price and redemption price
   per share*                                           $       11.50    $       18.19    $       12.07    $       17.84
========================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares               $          --    $          --    $          --    $ 482,047,241
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --               --       26,912,116
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $          --    $          --    $          --    $       17.91
========================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares               $          --    $          --    $          --    $  15,202,858
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --               --          851,788
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $          --    $          --    $          --    $       17.85
========================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                          PITCAIRN       SANDS CAPITAL   SHORT DURATION
                                                           TAXABLE          SELECT           FIXED            SMALL
                                                            BOND            GROWTH           INCOME            CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities:
   At cost                                              $  35,523,102    $ 523,816,595    $  59,762,628    $  70,796,877
========================================================================================================================
   At market value - including $71,549,018 and
      $6,813,000 of securities loaned
      for the Sands Capital Select Growth
      Fund and Small Cap Fund, respectiviely            $  36,093,476    $ 654,763,824    $  59,112,275    $  76,395,395
Dividends and interest receivable                             621,954           75,332          311,705          113,013
Receivable for capital shares sold                                 --       13,481,278               --                4
Receivable for securities sold                              1,000,000        5,581,261               --        1,139,209
Receivable for securities lending income                          226           13,313               --            5,399
Receivable from Advisor                                            --               --           18,681               --
Other assets                                                    8,981           17,922            7,319           11,160
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               37,724,637      673,932,930       59,449,980       77,664,180
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                           --       74,360,152               --        7,190,007
Dividends payable                                              99,916               --            4,430               --
Payable for capital shares redeemed                                --          799,630          122,846               --
Payable for securities purchased                                   --        4,142,242               --        1,027,045
Payable to Advisor                                             12,316          351,243               --           37,881
Payable to other affiliates                                     7,510          182,257           35,205           15,455
Payable to Trustees                                             4,241            6,935            3,727            1,070
Other accrued expenses and liabilities                         31,373          393,956           91,464           54,694
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             155,356       80,236,415          257,672        8,326,152
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                              $  37,569,281    $ 593,696,515    $  59,192,308    $  69,338,028
========================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                         $  37,705,220    $ 507,167,811    $  64,106,883    $  56,210,768
Accumulated net investment income (loss)                         (166)              --               --          116,008
Accumulated net realized gains (losses) on
   investments                                               (706,147)     (44,418,525)      (4,264,222)       7,412,734
Net unrealized appreciation (depreciation) on
   investments                                                570,374      130,947,229         (650,353)       5,598,518
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $  37,569,281    $ 593,696,515    $  59,192,308    $  69,338,028
========================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares               $          --    $          --    $          --    $  69,337,034
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --               --        4,775,865
========================================================================================================================
Net asset value and redemption price per share          $          --    $          --    $          --    $       14.52
========================================================================================================================
Maximum offering price per share                        $          --    $          --    $          --    $       15.41
========================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares               $          --    $          --    $          --    $         994
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --               --               --               69
========================================================================================================================
Net asset value, offering price and redemption price
   per share*                                           $          --    $          --    $          --    $       14.44
========================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                          PITCAIRN       SANDS CAPITAL   SHORT DURATION
                                                           TAXABLE          SELECT           FIXED            SMALL
                                                            BOND            GROWTH           INCOME            CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares               $          --    $ 213,671,548    $          --    $          --
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --       23,355,229               --               --
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $          --    $        9.15    $          --    $          --
========================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares               $          --    $ 380,024,967    $  59,192,308    $          --
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                      --       41,849,517        6,031,938               --
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $          --    $        9.08    $        9.81    $          --
========================================================================================================================

PRICING OF CLASS II SHARES
Net assets attributable to Class II shares              $  37,569,281    $          --    $          --    $          --
========================================================================================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)               3,633,212               --               --               --
========================================================================================================================
Net asset value, offering price and redemption price
   per share                                            $       10.34    $          --    $          --    $          --
========================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                          SMALL CAP      STRATEGIC
                                                                            VALUE      VALUE AND HIGH    TAX-EXEMPT
                                                                        OPPORTUNITIES      INCOME           BOND
                                                                             FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                              $ 209,554,080  $   1,169,986   $  99,690,851
====================================================================================================================
   Non-affiliated securities, at market value                           $ 219,513,543  $          --   $ 102,701,363
   Affiliated securities, at market value                                          --      1,155,251              --
--------------------------------------------------------------------------------------------------------------------
   Total investment securities, at market value - including
   $14,039,502 of securities loaned for the Small Cap Value
   Opportunities Fund                                                     219,513,543      1,155,251     102,701,363
Dividends and interest receivable                                             185,538          3,026       1,518,870
Receivable for capital shares sold                                             86,844             --              81
Receivable for securities sold                                              1,319,871         27,323              --
Receivable for securities lending income                                        4,612             --              --
Receivable from Advisor                                                            --         24,795              --
Other assets                                                                   58,384         11,923              --
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              221,168,792      1,222,318     104,220,314
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                                    --         16,360              --
Payable upon return of securities loaned                                   14,703,983             --              --
Dividends payable                                                                  --            323         287,000
Payable for capital shares redeemed                                           756,168          3,095              --
Payable for securities purchased                                            1,349,415         13,952              --
Payable to Advisor                                                            148,047             --          18,077
Payable to other affiliates                                                    88,450          1,721          19,806
Payable to Trustees                                                             2,545          1,691           1,673
Other accrued expenses and liabilities                                          4,631         19,709          85,632
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          17,053,239         56,851         412,188
--------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                              $ 204,115,553  $   1,165,467   $ 103,808,126
====================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                         $ 178,939,356  $     922,227   $ 100,151,749
Accumulated net investment income                                              11,319          3,072         222,291
Accumulated net realized gains on investments                              15,205,415        254,903         423,574
Net unrealized appreciation (depreciation) on investments                   9,959,463        (14,735)      3,010,512
====================================================================================================================
NET ASSETS                                                              $ 204,115,553  $   1,165,467   $ 103,808,126
====================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                               $       7,672  $     150,524   $ 103,808,126
====================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                            375          9,949      10,082,312
====================================================================================================================
Net asset value and redemption price per share                          $       20.48  $       15.13   $       10.30
====================================================================================================================
Maximum offering price per share                                        $       21.73  $       16.05   $       10.81
====================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                               $      80,681  $       5,242   $          --
====================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                          3,942            346              --
====================================================================================================================
Net asset value, offering price and redemption price per share*         $       20.47  $       15.16   $          --
====================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                          SMALL CAP      STRATEGIC
                                                                            VALUE      VALUE AND HIGH    TAX-EXEMPT
                                                                        OPPORTUNITIES      INCOME           BOND
                                                                             FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                               $          --  $   1,009,701   $          --
====================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                             --         67,272              --
====================================================================================================================
Net asset value, offering price and redemption price per share          $          --  $       15.01   $          --
====================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                               $ 204,027,200  $          --   $          --
====================================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                      9,960,681             --              --
====================================================================================================================
Net asset value, offering price and redemption price per share          $       20.48  $          --   $          --
====================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                         ULTRA SHORT
                                                                           DURATION          VALUE
                                                                         FIXED INCOME    OPPORTUNITIES
                                                                             FUND             FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                              $  145,398,635   $  105,007,647
=======================================================================================================
   At market value - including $11,068,728 of securities loaned
      for the Value Opportunities Fund                                  $  146,016,204   $  120,128,184
Dividends and interest receivable                                              576,887          176,090
Receivable for capital shares sold                                             133,405              740
Receivable for securities sold                                                      78        2,973,110
Receivable for securities lending income                                            --            2,397
Other assets                                                                     7,671           16,094
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               146,734,245      123,296,615
-------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                                            --       11,407,980
Dividends payable                                                               25,835           19,650
Payable for capital shares redeemed                                            341,359          218,709
Payable for securities purchased                                                    --        3,691,330
Payable to Advisor                                                              29,094           58,980
Payable to other affiliates                                                     55,111           53,544
Payable to Trustees                                                              4,258            3,462
Other accrued expenses and liabilities                                         233,154           35,873
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              688,811       15,489,528
-------------------------------------------------------------------------------------------------------

NET ASSETS                                                              $  146,045,434   $  107,807,087
=======================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                         $  152,669,737   $   84,479,571
Accumulated net investment income (loss)                                             4           (7,541)
Accumulated net realized gains (losses) on investments                      (7,241,876)       8,214,520
Net unrealized appreciation on investments                                     617,569       15,120,537
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                              $  146,045,434   $  107,807,087
=======================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                               $           --   $      471,714
=======================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                              --           26,428
=======================================================================================================
Net asset value and redemption price per share                          $           --   $        17.85
=======================================================================================================
Maximum offering price per share                                        $           --   $        18.94
=======================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                         ULTRA SHORT
                                                                           DURATION          VALUE
                                                                         FIXED INCOME    OPPORTUNITIES
                                                                             FUND             FUND
-------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                               $           --   $      423,215
=======================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                              --           23,764
=======================================================================================================
Net asset value, offering price and redemption price per share*         $           --   $        17.81
=======================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                               $  146,045,434   $  106,912,158
=======================================================================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                      14,493,406        5,996,419
=======================================================================================================
Net asset value, offering price and redemption price per share          $        10.08   $        17.83
=======================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

                                                                                           DIVERSIFIED
                                                         CLOVER CORE      DIVERSIFIED       SMALL CAP       DIVERSIFIED
                                                        FIXED INCOME        GROWTH            VALUE            VALUE
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                               $       9,663    $   1,364,740    $   2,947,626    $   4,235,039
Income from securities loaned                                   2,066           47,894          121,422           44,737
Interest                                                    1,123,179               --               --               --
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     1,134,908        1,412,634        3,069,048        4,279,776
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       91,543          850,464        1,927,264        1,243,106
Administration fees                                            36,531          226,235          405,827          324,095
Distribution expenses, Class A                                     --          261,539              219          383,797
Distribution expenses, Class C                                     --               --              332               32
Shareholder servicing fees                                         --           42,162          350,941           59,979
Transfer agent fees, Class A                                       --            9,341              600           15,789
Transfer agent fees, Class C                                       --               --              100               98
Transfer agent fees, Class Z                                       --               --          199,790               --
Transfer agent fees, Class I                                    8,259               --               --               --
Transfer agent fees and expenses, Class A                          --           12,987               --           19,156
Transfer agent fees and expenses, Class Z                          --               --           89,950               --
Transfer agent fees and expenses, Class I                       9,993               --               --               --
Custodian fees                                                  8,281           16,208           95,699           22,478
Postage and supplies                                               --               --           53,434               --
Professional fees                                              24,083           21,972           25,432           29,426
Registration fees                                               6,491           25,039           39,991           25,394
Trustees' fees and expenses                                     7,166            5,376           12,483            7,178
Reports to shareholders                                         3,603               --           14,250            5,214
Compliance fees and expenses                                      864            1,074            1,280            1,514
Other expenses                                                  4,478            8,555           37,629            1,158
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                201,292        1,480,952        3,255,221        2,138,414
Fees waived by the Administrator                              (24,325)        (146,538)          (8,514)        (198,094)
Fees waived/and or expenses reimbursed by the
   Advisor                                                         --               --               --               --
Fees paid indirectly                                             (372)             (33)          (4,331)             (84)
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                  176,595        1,334,381        3,242,376        1,940,236
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                  958,313           78,253         (173,328)       2,339,540
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security
   transactions                                              (133,799)       3,994,236       42,191,085       25,898,731
Net change in unrealized appreciation/
   depreciation on investments                                (29,799)      14,689,118      (17,509,698)     (10,441,375)
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS                                               (163,598)      18,683,354       24,681,387       15,457,356
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS              $     794,715    $  18,761,607    $  24,508,059    $  17,796,896
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                           FAMILY        HEALTHCARE AND   INTERNATIONAL
                                                         HERITAGE(R)     BIOTECHNOLOGY       EQUITY          MID CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (A)                                           $   2,239,154    $     489,890    $   3,993,344    $   3,888,559
Income from securities loaned                                  45,025           28,840               --           44,964
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     2,284,179          518,730        3,993,344        3,933,523
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                      753,558          500,196        1,486,895        2,470,376
Administration fees                                           152,840           89,901          282,392          584,259
Distribution expenses, Class A                                180,904          105,365          336,609               24
Distribution expenses, Class C                                     15            1,636            2,187               39
Shareholder servicing fees                                     28,689           17,803           54,197           15,149
Transfer agent fees, Class A                                    8,792           31,812           25,641            9,801
Transfer agent fees, Class C                                       84              144               --              968
Transfer agent fees, Class Y                                       --               --               --           17,454
Transfer agent fees, Class Z                                       --               --               --              139
Transfer agent fees and expenses, Class A                      13,500           28,800           15,548               --
Transfer agent fees and expenses, Class Y                          --               --               --           20,136
Transfer agent fees and expenses, Class Z                          --               --               --            2,299
Registration fees                                              12,418           40,020           30,114           18,923
Custodian fees                                                 18,217           15,392          494,163           68,984
Postage and supplies                                            6,919            8,675               --              280
Professional fees                                              20,405           22,600           32,219           38,363
Reports to shareholders                                         2,192           21,993              958            3,254
Trustees' fees and expenses                                     9,727            7,166            8,576            8,185
Compliance fees and expenses                                      913              921            1,147            1,554
Other expenses                                                  8,518            6,914           96,709            3,778
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                              1,217,691          899,338        2,867,355        3,263,965
Fees waived by the Administrator                             (130,698)         (65,060)        (282,392)        (484,841)
Fees waived/and or expenses reimbursed by the
   Advisor                                                         --               --         (318,444)              --
Fees paid indirectly                                              (47)          (1,432)             (73)            (185)
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                1,086,946          832,846        2,266,446        2,778,939
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                1,197,233         (314,116)       1,726,898        1,154,584
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains from security transactions               4,928,815        5,819,353       16,686,708        3,549,738
Net realized gains (losses) from foreign currency
   transactions                                                    --           (3,803)         364,297               --
Net change in unrealized appreciation/
   depreciation on investments                              3,922,586        3,150,465       17,335,430       31,725,301
Net change in unrealized appreciation/
   depreciation on foreign currency transactions                   --              207           10,101               --
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS            8,851,401        8,966,222       34,396,536       35,275,039
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS              $  10,048,634    $   8,652,106    $  36,123,434    $  36,429,623
========================================================================================================================

 (A) Net of foreign tax withholding of:                 $          --    $       2,796    $     551,003    $         917

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                          PITCAIRN       SANDS CAPITAL   SHORT DURATION
                                                           TAXABLE          SELECT           FIXED            SMALL
                                                            BOND            GROWTH           INCOME            CAP
                                                            FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (A)                                           $      50,231    $   1,864,141    $       2,743    $     858,474
Income from securities loaned                                   2,366          150,959              643           40,791
Interest                                                    2,135,877               --        3,550,357               --
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     2,188,474        2,015,100        3,553,743          899,265
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                      158,551        4,376,477          165,561          558,485
Administration fees                                            71,881        1,010,955          117,850          145,326
Shareholder servicing fees                                     99,056          934,767          105,077           29,872
Transfer agent fees, Class A                                       --               --               --           15,804
Transfer agent fees, Class C                                       --               --               --               19
Transfer agent fees, Class Y                                       --           16,267               --               --
Transfer agent fees, Class Z                                       --          241,592           46,607               --
Transfer agent fees, Class II                                   5,103               --               --               --
Transfer agent fees and expenses, Class A                          --               --               --           12,979
Transfer agent fees and expenses, Class Y                          --           43,048               --               --
Transfer agent fees and expenses, Class Z                          --           85,438           28,793               --
Transfer agent fees and expenses, Class II                      9,306               --               --               --
Registration fees                                               8,113           71,287           15,159           23,344
Professional fees                                              21,709           36,459           23,672           25,052
Custodian fees                                                  5,602           52,319           14,344           14,632
Reports to shareholders                                         3,182           37,973           12,516            1,281
Trustees' fees and expenses                                     9,720           12,555            9,214            6,561
Distribution expenses, Class A                                     --               --               --          167,316
Distribution expenses, Class C                                     --               --               --                7
Compliance fees and expenses                                      904            1,946              958              988
Other expenses                                                  1,926            2,891            9,993            2,844
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                395,053        6,923,974          549,744        1,004,510
Fees waived by the Administrator                              (41,943)        (243,779)         (56,171)        (124,672)
Fees paid indirectly                                              (23)          (2,380)            (344)             (93)
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                  353,087        6,677,815          493,229          879,745
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                1,835,387       (4,662,715)       3,060,514           19,520
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security
   transactions                                               281,261       (7,733,494)        (339,021)      10,664,099
Net change in unrealized appreciation/
   depreciation on investments                               (238,115)     114,689,804          645,398       (3,560,710)
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS               43,146      106,956,310          306,377        7,103,389
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS              $   1,878,533    $ 102,293,595    $   3,366,891    $   7,122,909
========================================================================================================================

 (A) Net of foreign tax withholding of:                 $          --    $      18,752    $          --    $          --

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                          SMALL CAP      STRATEGIC
                                                                            VALUE      VALUE AND HIGH    TAX-EXEMPT
                                                                        OPPORTUNITIES      INCOME           BOND
                                                                             FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                                    $          --  $      44,357   $          --
Dividends from non-affiliated securities (A)                                3,357,856             --          41,329
Income from securities loaned                                                  65,470             --              --
Interest                                                                           --             --       5,048,747
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     3,423,326         44,357       5,090,076
--------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                    2,175,657          2,009         340,227
Administration fees                                                           411,942          3,248         206,284
Distribution expenses, Class A                                                      3            162         243,350
Distribution expenses, Class C                                                     75             11              --
Shareholder servicing fees                                                    572,540             --          40,888
Custodian fees                                                                 62,108          4,023          12,631
Postage and supplies                                                           25,123             --              --
Professional fees                                                              34,947         21,913          28,398
Transfer agent fees, Class A                                                      840            488          10,094
Transfer agent fees, Class C                                                       47             99              --
Transfer agent fees, Class Y                                                       --          2,463              --
Transfer agent fees, Class Z                                                  324,901             --              --
Transfer agent fees and expenses, Class A                                          --             --          13,773
Transfer agent fees and expenses, Class Y                                          --          7,299              --
Transfer agent fees and expenses, Class Z                                      33,808             --              --
Reports to shareholders                                                        28,703          3,103           1,251
Trustees' fees and expenses                                                     8,088          7,160           7,173
Registration fees                                                              35,966         24,394          38,357
Compliance fees and expenses                                                    1,286             --           1,059
Other expenses                                                                 18,846            419          16,869
--------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              3,734,880         76,791         960,354
Fees waived by the Administrator                                             (278,835)        (3,248)       (164,892)
Fees waived/and or expenses reimbursed by the Advisor                              --        (68,465)             --
Fees paid indirectly                                                           (7,416)          (179)            (50)
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                3,448,629          4,899         795,412
--------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                                  (25,303)        39,458       4,294,664
--------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains from affiliated security transactions                           --        259,854              --
Net realized gains from non-affiliated security transactions               15,610,150             --         465,983
Net change in unrealized appreciation/
   depreciation on affiliated investments                                          --       (137,843)             --
Net change in unrealized appreciation/
   depreciation on non-affiliated investments                              10,302,517             --      (1,810,157)
--------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS                  25,912,667        122,011      (1,344,174)
--------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                              $  25,887,364  $     161,469   $   2,950,490
====================================================================================================================

 (A) Net of foreign tax withholding of:                                 $         608  $          --   $          --

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                         ULTRA SHORT
                                                                           DURATION          VALUE
                                                                         FIXED INCOME    OPPORTUNITIES
                                                                             FUND             FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (A)                                                           $        7,790   $    2,171,978
Income from securities loaned                                                      244           21,853
Interest                                                                     9,255,257               --
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      9,263,291        2,193,831
-------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                       390,257          755,058
Administration fees                                                            280,675          172,854
Distribution expenses, Class A                                                      --              456
Distribution expenses, Class C                                                      --            1,210
Shareholder servicing fees                                                     249,308           55,721
Transfer agent fees, Class Z                                                    69,019           77,495
Transfer agent fees and expenses, Class Z                                       53,344           25,038
Custodian fees                                                                  27,689           15,018
Professional fees                                                               26,695           24,979
Postage and supplies                                                                --            1,447
Reports to shareholders                                                         12,618            9,785
Trustees' fees and expenses                                                      9,771            8,960
Registration fees                                                               37,326           37,890
Compliance fees and expenses                                                     1,140            1,029
Other expenses                                                                  11,915           11,291
-------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               1,169,757        1,198,231
Fees waived by the Administrator                                               (97,596)         (50,202)
Fees paid indirectly                                                            (1,211)          (2,029)
-------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                 1,070,950        1,146,000
-------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                        8,192,341        1,047,831
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                                   70,532        9,316,813
Net change in unrealized appreciation/
   depreciation on investments                                                 152,845        4,431,805
-------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                               223,377       13,748,618
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                              $    8,415,718   $   14,796,449
=======================================================================================================

 (A) Net of foreign tax withholding of:                                 $           --   $          139

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 CLOVER CORE
                                                                 FIXED INCOME                      DIVERSIFIED
                                                                     FUND                          GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                            2007             2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                   $     958,313    $   1,033,314    $      78,253    $     114,799
Net realized gains (losses) from security
   transactions                                              (133,799)        (217,802)       3,994,236        6,209,237
Net change in unrealized appreciation/depreciation
   on investments                                             (29,799)        (174,709)      14,689,118         (323,638)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    794,715          640,803       18,761,607        6,000,398
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                --               --         (110,282)        (121,417)
From net investment income, Class I                          (961,663)      (1,047,680)              --               --
From net realized gains, Class I                                   --         (608,327)              --               --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                              (961,663)      (1,656,007)        (110,282)        (121,417)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                          --               --          782,858        7,078,282
Reinvested distributions                                           --               --            7,296            7,657
Payments for shares redeemed                                       --               --      (12,062,138)     (12,026,814)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                                                    --               --      (11,271,984)      (4,940,875)
------------------------------------------------------------------------------------------------------------------------

CLASS I
Proceeds from shares sold                                   2,861,301        4,777,848               --               --
Reinvested distributions                                      921,355        1,601,713               --               --
Payments for shares redeemed                               (5,819,674)      (9,841,174)              --               --
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS I SHARE
   TRANSACTIONS                                            (2,037,018)      (3,461,613)              --               --
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,203,966)      (4,476,817)       7,379,341          938,106

NET ASSETS
Beginning of year                                          21,689,289       26,166,106      117,498,340      116,560,234
------------------------------------------------------------------------------------------------------------------------
End of year                                             $  19,485,323    $  21,689,289    $ 124,877,681    $ 117,498,340
========================================================================================================================

ACCUMULATED NET INVESTMENT LOSS                         $        (267)   $          --    $          --    $      (3,964)
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                  DIVERSIFED
                                                                  SMALL CAP                         DIVERSIFIED
                                                                  VALUE FUND                        VALUE FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006            2007(B)           2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                            $    (173,328)   $  (1,220,521)   $   2,339,540    $   2,212,710
Net realized gains from security transactions              42,191,085       74,451,036       25,898,731        5,167,491
Net change in unrealized appreciation/depreciation
   on investments                                         (17,509,698)     (44,693,056)     (10,441,375)       9,322,847
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 24,508,059       28,537,459       17,796,896       16,703,048
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                --               --       (2,337,948)      (2,246,752)
From net investment income, Class C                                --               --              (34)              --
From net realized gains, Class A                               (3,401)              --      (28,344,396)     (13,479,191)
From net realized gains, Class C                               (4,650)              --             (873)              --
From net realized gains, Class Z                          (74,856,107)     (60,867,084)              --               --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                           (74,864,158)     (60,867,084)     (30,683,251)     (15,725,943)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                     266,468               --        2,002,099        7,837,850
Reinvested distributions                                        3,401               --        3,198,512        4,209,554
Proceeds from shares issued in connection with
   acquisition (C)                                                 --               --       53,968,745               --
Payments for shares redeemed                                  (61,472)              --      (16,506,005)     (13,970,168)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
   SHARE TRANSACTIONS                                         208,397               --       42,663,351       (1,922,764)
------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                      80,986               --            6,260               --
Reinvested distributions                                        4,650               --              907               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                                                85,636               --            7,167               --
------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                  17,327,622       37,823,898               --               --
Reinvested distributions                                   71,871,313       59,757,740               --               --
Payments for shares redeemed                             (120,135,425)    (255,984,525)              --               --
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Z SHARE
   TRANSACTIONS                                           (30,936,490)    (158,402,887)              --               --
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (80,998,556)    (190,732,512)      29,784,163         (945,659)

NET ASSETS
Beginning of year                                         259,278,620      450,011,132      167,596,573      168,542,232
------------------------------------------------------------------------------------------------------------------------
End of year                                             $ 178,280,064    $ 259,278,620    $ 197,380,736    $ 167,596,573
========================================================================================================================

ACCUMULATED NET INVESTMENT LOSS                         $     278,687    $          --    $    (487,310)   $      (4,944)
========================================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(C)   See Footnote 9 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                     FAMILY                       HEALTHCARE AND
                                                                HERITAGE(R) FUND                BIOTECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006            2007(A)           2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                            $   1,197,233    $     198,532    $    (314,116)   $    (626,652)
Net realized gains from security transactions               4,928,815        3,637,615        5,819,353        1,219,117
Net realized losses from foreign currency
   transactions                                                    --               --           (3,803)              --
Net change in unrealized appreciation/depreciation
   on investments                                           3,922,586       (1,310,466)       3,150,465         (456,843)
Net change in unrealized appreciation/depreciation
   from foreign currency transactions                              --               --              207               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 10,048,634        2,525,681        8,652,106          135,622
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                        (1,156,587)        (202,429)              --               --
In excess of net investment income, Class A                        --          (24,705)              --               --
From net realized gains, Class A                                   --               --       (1,868,667)      (1,786,077)
From net realized gains, Class C                                   --               --              (37)
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (1,156,587)        (227,134)      (1,868,704)      (1,786,077)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                   5,842,108        2,147,532        9,785,368       25,828,040
Reinvested distributions                                      147,757           28,791        1,828,887        1,767,486
Payments for shares redeemed                              (11,953,129)      (8,542,152)     (20,162,439)     (30,566,992)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                                            (5,963,264)      (6,365,829)      (8,548,184)      (2,971,466)
------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                       5,995               --        1,353,028               --
Reinvested distributions                                           --               --               37               --
Payments for shares redeemed                                       --               --          (17,481)              --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                                                 5,995               --        1,335,584               --
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,934,778       (4,067,282)        (429,198)      (4,621,921)

NET ASSETS
Beginning of year                                          80,380,974       84,448,256       55,120,282       59,742,203
------------------------------------------------------------------------------------------------------------------------
End of year                                             $  83,315,752    $  80,380,974    $  54,691,084    $  55,120,282
========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)                $      50,443    $          --    $      (3,803)   $          --
========================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                INTERNATIONAL
                                                                    EQUITY                            MID CAP
                                                                     FUND                              FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006            2007(B)          2006(C)
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                   $   1,726,898    $   1,529,624    $   1,154,584    $      72,092
Net realized gains (losses) from security
   transactions                                            16,686,708       31,702,789        3,549,738         (334,728)
Net realized gains from foreign currency
   transactions                                               364,297           30,160               --               --
Net change in unrealized appreciation/depreciation
   on investments                                          17,335,430      (11,427,749)      31,725,301          906,899
Net change in unrealized appreciation/depreciation
   from foreign currency transactions                          10,101           57,041               --               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 36,123,434       21,891,865       36,429,623          644,263
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                        (1,945,480)      (1,747,820)              --               --
From net investment income, Class C                              (204)              --               --               --
From net investment income, Class Y                                --               --       (1,499,729)          (1,586)
From net investment income, Class Z                                --               --          (12,723)              --
From net realized gains, Class A                           (6,592,570)              --               --               --
From net realized gains, Class C                                 (703)              --               --               --
From net realized gains, Class Z                                   --               --               --          (61,105)
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (8,538,957)      (1,747,820)      (1,512,452)         (62,691)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                   6,650,827       14,416,258          219,426               --
Reinvested distributions                                    2,039,158          168,196               --               --
Payments for shares redeemed                              (32,944,162)     (11,321,379)          (8,322)              --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
   SHARE TRANSACTIONS                                     (24,254,177)       3,263,075          211,104               --
------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                     700,214               --           35,447               --
Reinvested distributions                                          907               --               --               --
Payments for shares redeemed                                   (4,445)              --               --               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                                               696,676               --           35,447               --
------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                          --               --      397,263,466       86,237,355
Reinvested distributions                                           --               --           84,244           62,687
Payments for shares redeemed                                       --               --      (37,176,701)        (689,660)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE
   TRANSACTIONS                                                    --               --      360,171,009       85,610,382
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                INTERNATIONAL
                                                                    EQUITY                            MID CAP
                                                                     FUND                              FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006            2007(B)          2006(C)
------------------------------------------------------------------------------------------------------------------------
CLASS Z
Proceeds from shares sold                               $          --    $          --    $  16,658,928    $     348,562
Reinvested distributions                                           --               --            1,880               --
Payments for shares redeemed                                       --               --       (1,881,297)              --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Z SHARE
   TRANSACTIONS                                                    --               --       14,779,511          348,562
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                4,026,976       23,407,120      410,114,242       86,540,516

NET ASSETS
Beginning of year                                         151,336,063      127,928,943       87,382,132          841,616
------------------------------------------------------------------------------------------------------------------------
End of year                                             $ 155,363,039    $ 151,336,063    $ 497,496,374    $  87,382,132
========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                       $   2,000,880    $   1,654,774    $          --    $      70,818
========================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B) Classes A and C represent the period from commencement of operations (May 14, 2007) through September 30, 2007.

(C) Class Z represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                   PITCAIRN                        SANDS CAPITAL
                                                                 TAXABLE BOND                      SELECT GROWTH
                                                                     FUND                              FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                            2007             2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                            $   1,835,387    $   2,108,755    $  (4,662,715)   $  (3,883,664)
Net realized gains (losses) from security
   transactions                                               281,261         (356,274)      (7,733,494)      (6,346,760)
Net change in unrealized appreciation/depreciation
   on investments                                            (238,115)        (516,570)     114,689,804      (17,798,702)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS                                               1,878,533        1,235,911      102,293,595      (28,029,126)
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class II                       (1,835,524)      (2,110,784)              --               --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (1,835,524)      (2,110,784)              --               --
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS Y
Proceeds from shares sold                                          --               --       71,602,921      148,235,482
Payments for shares redeemed                                       --               --      (74,861,403)     (36,499,523)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y
   SHARE TRANSACTIONS                                              --               --       (3,258,482)     111,735,959
------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                          --               --       90,095,417      284,523,520
Payments for shares redeemed                                       --               --     (142,825,600)     (65,813,872)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z
   SHARE TRANSACTIONS                                              --               --      (52,730,183)     218,709,648
------------------------------------------------------------------------------------------------------------------------

CLASS II
Proceeds from shares sold                                   2,820,055        4,636,284               --               --
Reinvested distributions                                      400,806          497,557               --               --
Payments for shares redeemed                               (9,875,964)      (8,046,185)              --               --
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM  CLASS II SHARE
   TRANSACTIONS                                            (6,655,103)      (2,912,344)              --               --
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (6,612,094)      (3,787,217)      46,304,930      302,416,481

NET ASSETS
Beginning of year                                          44,181,375       47,968,592      547,391,585      244,975,104
------------------------------------------------------------------------------------------------------------------------
End of year                                             $  37,569,281    $  44,181,375    $ 593,696,515    $ 547,391,585
========================================================================================================================

ACCUMULATED NET INVESTMENT LOSS                         $        (166)   $          --    $          --    $          --
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                SHORT DURATION
                                                               FIXED INCOME FUND                  SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                            2007             2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                            $   3,060,514    $   3,665,400    $      19,520    $    (138,000)
Net realized gains (losses) from security
   transactions                                              (339,021)        (583,772)      10,664,099        7,012,032
Net change in unrealized appreciation/depreciation
   on investments                                             645,398         (409,885)      (3,560,710)      (1,834,993)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  3,366,891        2,671,743        7,122,909        5,039,039
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class Z                        (3,020,621)      (3,966,690)              --               --
From net realized gains, Class A                                   --               --      (10,130,964)     (12,655,814)
From net realized gains, Class C                                   --               --             (116)              --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (3,020,621)      (3,966,690)     (10,131,080)     (12,655,814)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                          --               --        1,423,144        3,652,966
Reinvested distributions                                           --               --        3,273,099        4,109,146
Payments for shares redeemed                                       --               --      (15,248,355)     (13,187,462)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                                                    --               --      (10,552,112)      (5,425,350)
------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                          --               --            1,000               --
Reinvested distributions                                           --               --              116               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                                                    --               --            1,116               --
------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                   2,206,972        2,811,911               --               --
Reinvested distributions                                    2,965,843        3,910,664               --               --
Payments for shares redeemed                              (22,416,499)     (42,170,628)              --               --
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Z SHARE
   TRANSACTIONS                                           (17,243,684)     (35,448,053)              --               --
------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                              (16,897,414)     (36,743,000)     (13,559,167)     (13,042,125)

NET ASSETS
Beginning of year                                          76,089,722      112,832,722       82,897,195       95,939,320
------------------------------------------------------------------------------------------------------------------------
End of year                                             $  59,192,308    $  76,089,722    $  69,338,028    $  82,897,195
========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                       $          --    $          --    $     116,008    $          --
========================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                   SMALL CAP                     STRATEGIC VALUE
                                                              VALUE OPPORTUNITIES                AND HIGH INCOME
                                                                     FUND                              FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                            $     (25,303)   $    (784,311)   $      39,458    $      27,877
Net realized gains from affiliated security
   transactions                                                    --               --          259,854              174
Net realized gains from non-affiliated security
   transactions                                            15,610,150        6,793,128               --               --
Net change in unrealized appreciation/depreciation
   on affiliated investments                                       --               --         (137,843)         (13,494)
Net change in unrealized appreciation/
   depreciation on non-affiliated investments              10,302,517       (5,773,884)              --               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 25,887,364          234,933          161,469           14,557
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                --               --           (1,133)              --
From net investment income, Class C                                --               --               (4)              --
From net investment income, Class Y                                --               --          (35,355)         (27,885)
From net investment income, Class Z                                --         (123,995)              --               --
From net realized gains, Class A                                   --               --               (3)              --
From net realized gains, Class C                                   --               --               (1)              --
From net realized gains, Class Y                                   --               --           (3,430)          (5,832)
From net realized gains, Class Z                           (6,056,120)      (1,644,383)              --               --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (6,056,120)      (1,768,378)         (39,926)         (33,717)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                       7,500               --          157,168               --
Reinvested distributions                                           --               --            1,135               --
Payments for shares redeemed                                       --               --           (4,085)              --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                                                 7,500               --          154,218               --
------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                      77,703               --            5,052               --
Reinvested distributions                                           --               --                6               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                                                77,703               --            5,058               --
------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                          --               --           60,968        2,524,125
Reinvested distributions                                           --               --           35,712           33,401
Payments for shares redeemed                                       --               --       (1,753,724)        (802,978)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y
   SHARE TRANSACTIONS                                              --               --       (1,657,044)       1,754,548
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                   SMALL CAP                     STRATEGIC VALUE
                                                              VALUE OPPORTUNITIES                AND HIGH INCOME
                                                                     FUND                              FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           2007(A)           2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
CLASS Z
Proceeds from shares sold                               $  69,825,768    $ 234,392,976    $          --    $          --
Reinvested distributions                                    5,737,368        1,751,676               --               --
Payments for shares redeemed                             (140,795,265)     (59,414,549)              --               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z
   SHARE TRANSACTIONS                                     (65,232,129)     176,730,103               --               --
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (45,315,682)     175,196,658       (1,376,225)       1,735,388

NET ASSETS
Beginning of year                                         249,431,235       74,234,577        2,541,692          806,304
------------------------------------------------------------------------------------------------------------------------
End of year                                             $ 204,115,553    $ 249,431,235    $   1,165,467    $   2,541,692
========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)                $      11,319    $          --    $       3,072    $          --
========================================================================================================================

(A) Classes A and C represent the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                   ULTRA SHORT
                                                                   TAX-EXEMPT                     DURATION FIXED
                                                                   BOND FUND                       INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                            2007             2006             2007             2006
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                   $   4,294,664    $   4,544,266    $   8,192,341    $   9,687,262
Net realized gains (losses) from security
   transactions                                               465,983          353,485           70,532         (336,961)
Net change in unrealized appreciation/depreciation
   on investments                                          (1,810,157)        (890,993)         152,845         (571,064)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  2,950,490        4,006,758        8,415,718        8,779,237
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                        (4,294,666)      (4,431,540)              --               --
From net investment income, Class Z                                --               --       (8,051,978)      (9,755,714)
From net realized gains, Class A                             (185,535)      (1,409,044)              --               --
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                            (4,480,201)      (5,840,584)      (8,051,978)      (9,755,714)
------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                   7,241,080       18,284,442               --               --
Reinvested distributions                                      143,759          492,024               --               --
Payments for shares redeemed                              (19,713,572)     (10,850,595)              --               --
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
   SHARE TRANSACTIONS                                     (12,328,733)       7,925,871               --               --
------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                          --               --       28,974,657       36,786,959
Reinvested distributions                                           --               --        7,727,531        9,413,370
Payments for shares redeemed                                       --               --      (64,736,725)    (176,729,225)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Z SHARE
   TRANSACTIONS                                                    --               --      (28,034,537)    (130,528,896)
------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (13,858,444)       6,092,045      (27,670,797)    (131,505,373)

NET ASSETS
Beginning of year                                         117,666,570      111,574,525      173,716,231      305,221,604
------------------------------------------------------------------------------------------------------------------------
End of year                                             $ 103,808,126    $ 117,666,570    $ 146,045,434    $ 173,716,231
========================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                       $     222,291    $     221,760    $           4    $          --
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                              VALUE OPPORTUNITIES
                                                                                     FUND
-------------------------------------------------------------------------------------------------------
                                                                             YEAR             YEAR
                                                                             ENDED            ENDED
                                                                        SEPTEMBER 30,    SEPTEMBER 30,
                                                                            2007(A)           2006
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                   $    1,047,831   $      546,164
Net realized gains from security transactions                                9,316,813       17,333,397
Net change in unrealized appreciation/depreciation on investments            4,431,805       (9,531,377)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                  14,796,449        8,348,184
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                             (2,180)              --
From net investment income, Class C                                             (1,687)              --
From net investment income, Class Z                                         (1,049,665)        (549,006)
From net realized gains, Class A                                                  (183)              --
From net realized gains, Class C                                                (1,928)              --
From net realized gains, Class Z                                           (18,377,100)      (9,232,072)
-------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                  (19,432,743)      (9,781,078)
-------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                      520,044               --
Reinvested distributions                                                         2,363               --
Payments for shares redeemed                                                   (61,639)              --
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS                     460,768               --
-------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                      434,119               --
Reinvested distributions                                                         3,422               --
Payments for shares redeemed                                                   (31,321)              --
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                     406,220               --
-------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                                   17,359,285       21,531,751
Reinvested distributions                                                    18,415,427        9,501,446
Payments for shares redeemed                                               (24,236,609)    (100,813,313)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z SHARE TRANSACTIONS       11,538,103      (69,780,116)
-------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      7,768,797      (71,213,010)

NET ASSETS
Beginning of year                                                          100,038,290      171,251,300
-------------------------------------------------------------------------------------------------------
End of year                                                             $  107,807,087   $  100,038,290
=======================================================================================================

ACCUMULATED NET INVESTMENT LOSS                                         $       (7,541)  $       (3,117)
=======================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLOVER CORE FIXED INCOME FUND - CLASS I

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $    9.58      $    9.94         $   10.27      $   10.40      $   10.55
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.45           0.39              0.42           0.43           0.45
   Net realized and unrealized losses on investments       (0.07)         (0.12)            (0.19)         (0.13)         (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.38           0.27              0.23           0.30           0.35
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.45)         (0.40)            (0.42)         (0.43)         (0.47)
   Distributions from net realized gains                      --          (0.23)            (0.14)            --          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.45)         (0.63)            (0.56)         (0.43)         (0.50)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $    9.51      $    9.58         $    9.94      $   10.27      $   10.40
===============================================================================================================================
Total return                                                4.07%          2.87%             2.27%          2.97%          3.37%
===============================================================================================================================
Net assets at end of year (000's)                      $  19,485      $  21,689         $  26,166      $  32,334      $  43,391
===============================================================================================================================
Ratio of net expenses to average net assets                 0.87%          0.91%(A)          0.80%          0.80%          0.78%
Ratio of gross expenses to average net assets               0.99%          0.95%             0.86%          0.85%          0.87%
Ratio of net investment income to average net assets        4.72%          4.13%             3.91%          3.94%          4.25%
Portfolio turnover rate                                       71%            62%               70%            45%            46%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

DIVERSIFED GROWTH FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   6.10      $   5.80      $   5.36      $   5.25         $   4.40      $   5.66
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.01          0.01          0.03            --               --         (0.01)
   Net realized and unrealized gains
      (losses) on investments                       1.02          0.30          0.44          0.11             0.85         (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.03          0.31          0.47          0.11             0.85         (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income               (0.01)        (0.01)        (0.03)        (0.00)(B)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $   7.12      $   6.10      $   5.80      $   5.36         $   5.25      $   4.40
=================================================================================================================================
Total return (C)                                   16.83%         5.28%         8.71%         2.14%(D)        19.32%       (22.26%)
=================================================================================================================================
Net assets at end of period (000s)              $124,878      $117,498      $116,560      $104,528         $ 95,724      $ 82,368
=================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.05%         1.10%         1.02%(E)         1.01%         1.01%
Ratio of gross expenses to average net assets       1.22%         1.19%         1.23%         1.15%(E)         1.16%         1.14%
Ratio of net investment income (loss)
   to average net assets                            0.06%         0.10%         0.48%         0.00%(E)         0.05%        (0.15%)
Portfolio turnover rate                               62%           73%           56%           53%(E)           70%           35%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    26.95
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.02
   Net realized and unrealized gains on investments                     0.38
--------------------------------------------------------------------------------
Total from investment operations                                        0.40
--------------------------------------------------------------------------------
Distributions from net realized gains                                  (7.79)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    19.56
================================================================================
Total return (B)                                                        1.68%(C)
================================================================================
Net assets at end of period (000s)                                $      205
================================================================================
Ratio of net expenses to average net assets                             1.28%(D)
Ratio of gross expenses to average net assets                           1.81%(D)
Ratio of net investment income to average net assets                    0.23%(D)
Portfolio turnover rate                                                   79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    26.95
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.04)
   Net realized and unrealized gains on investments                    0.36
--------------------------------------------------------------------------------
Total from investment operations                                       0.32
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (7.79)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    19.48
================================================================================
Total return (B)                                                       1.26%(C)
================================================================================
Net assets at end of period (000s)                               $       79
================================================================================
Ratio of net expenses to average net assets                            1.86%(D)
Ratio of gross expenses to average net assets                          1.86%(D)
Ratio of net investment loss to average net assets                    (0.38%)(D)
Portfolio turnover rate                                                  79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   25.10      $   27.63         $   23.76      $   19.23      $   15.20
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                            (0.03)         (0.12)            (0.14)         (0.01)          0.01
   Net realized and unrealized gains on investments         2.27           2.12              4.01           4.57           4.04
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.24           2.00              3.87           4.56           4.05
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       --             --                --          (0.03)         (0.02)(A)
   Distributions from net realized gains                   (7.79)         (4.53)               --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (7.79)         (4.53)               --          (0.03)         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   19.55      $   25.10         $   27.63      $   23.76      $   19.23
===============================================================================================================================
Total return                                                9.12%          8.47%            16.29%         23.72%         26.66%
===============================================================================================================================
Net assets at end of year (000's)                      $ 177,996      $ 259,279         $ 450,011      $ 540,278      $ 394,946
===============================================================================================================================
Ratio of net expenses to average net assets                 1.43%          1.32%(B)          1.23%          1.22%          1.27%
Ratio of gross expenses to average net assets               1.43%          1.32%             1.23%          1.22%          1.27%
Ratio of net investment income (loss) to average net
   assets                                                  (0.08%)        (0.37%)           (0.48%)        (0.09%)         0.08%
Portfolio turnover rate                                       79%            98%               78%            61%            52%

(A)   Includes return of capital of $0.004.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED VALUE FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  12.66      $  12.60      $  11.22      $  10.26         $   8.50      $   9.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.17          0.17          0.13          0.10             0.12          0.10
   Net realized and unrealized gains
      (losses)  on investments                      1.36          1.08          1.38          0.97             1.77         (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.53          1.25          1.51          1.07             1.89         (0.59)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.17)        (0.17)        (0.13)        (0.11)           (0.13)        (0.10)
   Distributions from net realized gains           (2.24)        (1.02)           --            --               --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (2.41)        (1.19)        (0.13)        (0.11)           (0.13)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  11.78      $  12.66      $  12.60      $  11.22         $  10.26      $   8.50
=================================================================================================================================
Total return (B)                                   11.73%        10.68%        13.47%        10.50%(C)        22.43%        (6.43%)
=================================================================================================================================
Net assets at end of period (000's)             $197,374      $167,597      $168,542      $152,202         $143,641      $122,391
=================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.06%         1.09%         1.02%(D)         1.01%         1.02%
Ratio of gross expenses average net assets          1.21%         1.20%         1.21%         1.14%(D)         1.14%         1.13%
Ratio of net investment income to average net
   assets                                           1.32%         1.34%         1.04%         1.06%(D)         1.32%         1.17%
Portfolio turnover rate                              107%           48%           64%           75%(D)           59%           26%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED VALUE FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    13.22
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.06
   Net realized and unrealized gains on investments                     0.83
--------------------------------------------------------------------------------
Total from investment operations                                        0.89
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.08)
   Distributions from net realized gains                               (2.23)
--------------------------------------------------------------------------------
Total distributions                                                    (2.31)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    11.80
================================================================================
Total return (B)                                                        6.38%(C)
================================================================================
Net assets at end of period (000s)                                $        7
================================================================================
Ratio of net expenses to average net assets                             1.78%(D)
Ratio of gross expenses to average net assets                           3.91%(D)
Ratio of net investment income to average net assets                    0.57%(D)
Portfolio turnover rate                                                  107%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

FAMILY HERITAGE(R) FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.25      $   9.96      $   9.38      $   8.55         $   6.97      $   7.82
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.16          0.03          0.05            --               --         (0.01)
   Net realized and unrealized gains
      (losses)  on investments                      1.15          0.29          0.58          0.83             1.58         (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.31          0.32          0.63          0.83             1.58         (0.85)
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income               (0.15)        (0.03)        (0.05)         0.00(B)            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  11.41      $  10.25      $   9.96      $   9.38         $   8.55      $   6.97
=================================================================================================================================
Total return (C)                                   12.91%         3.19%         6.72%         9.77%(D)        22.67%       (10.87%)
=================================================================================================================================
Net assets at end of period (000's)             $ 83,310      $ 80,381      $ 84,448      $ 78,103         $ 73,490      $ 66,126
=================================================================================================================================
Ratio of net expenses to average net assets         1.30%         1.25%         1.29%         1.23%(E)         1.23%         1.27%
Ratio of gross expenses to average net assets       1.46%         1.42%         1.44%         1.37%(E)         1.38%         1.36%
Ratio of net investment income (loss)
   to average net assets                            1.43%         0.24%         0.50%         0.01%(E)         0.06%        (0.18%)
Portfolio turnover rate                               25%           27%           25%           19%(E)           12%           24%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

FAMILY HERITAGE(R) FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    10.84
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized gains on investments                    0.68
--------------------------------------------------------------------------------
Total from investment operations                                       0.66
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    11.50
================================================================================
Total return (B)                                                       6.09%(C)
================================================================================
Net assets at end of period (000s)                               $        6
================================================================================
Ratio of net expenses to average net assets                            1.99%(D)
Ratio of gross expenses to average net assets                          6.20%(D)
Ratio of net investment loss to average net assets                    (0.55%)(D)
Portfolio turnover rate                                                  25%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   15.91      $   16.13         $   13.79      $   12.31      $    9.83
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                     (0.14)         (0.18)            (0.16)         (0.06)         (0.11)
   Net realized and unrealized gains on investments         3.10           0.40              3.02           1.55           2.59
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.96           0.22              2.86           1.49           2.48
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                      (0.59)         (0.44)            (0.52)         (0.01)            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   18.28      $   15.91         $   16.13      $   13.79      $   12.31
===============================================================================================================================
Total return (A)                                           19.25%          1.37%            21.10%         12.12%         25.23%
===============================================================================================================================
Net assets at end of year (000's)                      $  53,295      $  55,120         $  59,742      $  35,371      $  14,853
===============================================================================================================================
Ratio of net expenses to average net assets                 1.67%          1.85%(B)          1.88%          1.61%          1.47%
Ratio of gross expenses to average net assets               1.80%          1.85%             1.88%          1.84%          1.63%
Ratio of net investment loss to average net assets         (0.63%)        (0.99%)           (1.35%)        (1.10%)        (1.16%)
Portfolio turnover rate                                      156%           158%              169%           163%           274%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------

Net asset value at beginning of period                           $    15.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.03)
   Net realized and unrealized gains on investments                    2.83
--------------------------------------------------------------------------------
Total from investment operations                                       2.80
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (0.59)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    18.19
================================================================================
Total return (B)                                                      18.15%(C)
================================================================================
Net assets at end of period (000s)                               $    1,396
================================================================================
Ratio of net expenses to average net assets                            2.23%(D)
Ratio of gross expenses to average net assets                          2.57%(D)
Ratio of net investment loss to average net assets                    (1.27%)(D)
Portfolio turnover rate                                                 156%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.14      $   8.75      $   7.06      $   6.47         $   5.23      $   6.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.12          0.10(B)       0.07          0.05             0.06          0.04
   Net realized and unrealized gains
      (losses) on investments                       2.45          1.41(B)       1.64          0.71             1.21         (0.94)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    2.57          1.51          1.71          0.76             1.27         (0.90)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.13)        (0.12)        (0.02)        (0.17)           (0.03)        (0.06)
   Distributions from net realized gains           (0.45)           --            --            --               --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.58)        (0.12)        (0.02)        (0.17)           (0.03)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  12.13      $  10.14      $   8.75      $   7.06         $   6.47      $   5.23
=================================================================================================================================
Total return (C)                                   26.22%        17.42%        24.19%        11.97%(D)        24.40%       (14.68%)
=================================================================================================================================
Net assets at end of period (000's)             $154,623      $151,336      $127,929      $107,001         $ 97,817      $ 83,513
=================================================================================================================================
Ratio of net expenses to average net assets         1.45%         1.41%         1.44%         1.35%(E)         1.30%         1.32%
Ratio of gross expenses to average net assets       1.83%         1.64%         1.64%         1.60%(E)         1.60%         1.48%
Ratio of net investment income to average net
  assets                                            1.11%         1.09%         0.80%         0.90%(E)         1.15%         0.63%
Portfolio turnover rate                               61%          140%           53%           62%(E)          128%           69%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Per share data calculated using average shares method.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    10.56
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.17
   Net realized and unrealized gains on investments                     1.92
--------------------------------------------------------------------------------
Total from investment operations                                        2.09
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.13)
   Distributions from net realized gains                               (0.45)
--------------------------------------------------------------------------------
Total distributions                                                    (0.58)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    12.07
================================================================================
Total return (B)                                                       20.54%(C)
================================================================================
Net assets at end of period (000s)                                $      740
================================================================================
Ratio of net expenses to average net assets                             2.19%(D)
Ratio of gross expenses to average net assets                           2.49%(D)
Ratio of net investment income to average net assets                    0.89%(D)
Portfolio turnover rate                                                   61%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    18.14
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.00)(B)
   Net realized and unrealized losses on investments                  (0.28)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.28)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    17.86
================================================================================
Total return (C)                                                      (1.54%)(D)
================================================================================
Net assets at end of period (000s)                               $      210
================================================================================
Ratio of net expenses to average net assets                            0.94%(E)
Ratio of gross expenses to average net assets                         14.21%(E)
Ratio of net investment loss to average net assets                    (0.09%)(E)
Portfolio turnover rate                                                 193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    18.14
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized losses on investments                  (0.28)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.30)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    17.84
================================================================================
Total return (B)                                                      (1.65%)(C)
================================================================================
Net assets at end of period (000s)                               $       36
================================================================================
Ratio of net expenses to average net assets                            1.35%(D)
Ratio of gross expenses to average net assets                         28.68%(D)
Ratio of net investment loss to average net assets                    (0.51%)(D)
Portfolio turnover rate                                                 193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YEAR           PERIOD
                                                                    YEAR ENDED SEPT. 30,                ENDED          ENDED
                                                       ------------------------------------------      DEC. 31,       DEC. 31,
                                                         2007           2006             2005(A)         2004          2003(B)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $   15.28      $   15.36         $   13.29      $   12.79      $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                             0.11           0.04             (0.01)          0.08           0.01
   Net realized and unrealized gains on investments         2.65           1.00              2.47           2.70           3.99
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.76           1.04              2.46           2.78           4.00
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
   Dividends from net investment income                    (0.13)         (0.03)               --          (0.09)            --
   Distributions from net realized gains                      --          (1.09)            (0.39)         (2.19)         (1.21)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.13)         (1.12)            (0.39)         (2.28)         (1.21)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $   17.91      $   15.28         $   15.36      $   13.29      $   12.79
===============================================================================================================================
Total return                                               18.13%          7.10%            18.53%(C)      21.78%         40.24%(C)
===============================================================================================================================
Net assets at end of period (000's)                    $ 482,047      $  87,032         $     842      $     410      $     337
===============================================================================================================================
Ratio of net expenses to average net assets                 0.90%          0.91%(D)          1.00%(E)       0.90%          0.90%(E)
Ratio of gross expenses to average net assets               1.06%          1.81%             8.23%(E)       0.90%          0.90%(E)
Ratio of net investment income (loss) to average net
   assets                                                   0.39%          0.82%            (0.02%)(E)      0.59%          0.12%(E)
Portfolio turnover rate                                      193%           323%              120%(E)        193%           141%(E)

(A) For the nine-month period ended September 30, 2005. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(B) Represents the period from commencement of operations (January 2, 2003) through December 31, 2003.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                                                             YEAR            PERIOD
                                                                             ENDED            ENDED
                                                                           SEPT. 30,        SEPT. 30,
                                                                             2007            2006(A)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  $        15.26   $        16.73
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                          0.09             0.01
   Net realized and unrealized gains (losses) on investments                      2.62            (1.48)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                                  2.71            (1.47)
-------------------------------------------------------------------------------------------------------
Dividends from net investment income                                             (0.12)              --
-------------------------------------------------------------------------------------------------------
Net asset value at end of period                                        $        17.85   $        15.26
=======================================================================================================
Total return                                                                     17.84%           (8.79%)(B)
=======================================================================================================
Net assets at end of period (000's)                                     $       15,203   $          350
=======================================================================================================
Ratio of net expenses to average net assets                                       1.14%            1.16%(C)(D)
Ratio of gross expenses to average net assets                                     1.25%            1.82%(C)
Ratio of net investment income (loss) to average net assets                      (0.12%)           0.63%(C)
Portfolio turnover rate                                                            193%             323%

(A) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(B)   Not annualized

(C)   Annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PITCAIRN TAXABLE BOND FUND - CLASS II

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.33      $  10.50      $  10.77      $  10.73         $  10.47      $  10.98
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.48          0.47          0.43          0.43             0.51          0.56
   Net realized and unrealized gains
      (losses)  on investments                      0.01         (0.17)        (0.27)         0.04             0.26         (0.42)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.49          0.30          0.16          0.47             0.77          0.14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.48)        (0.47)        (0.43)        (0.43)           (0.51)        (0.56)
   Distributions from net realized gains              --            --            --            --               --         (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.48)        (0.47)        (0.43)        (0.43)           (0.51)        (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  10.34      $  10.33      $  10.50      $  10.77         $  10.73      $  10.47
=================================================================================================================================
Total return                                        4.81%         2.98%         1.50%         4.42%(B)         7.44%         1.46
=================================================================================================================================
Net assets at end of period (000's)             $ 37,569      $ 44,181      $ 47,969      $ 43,239         $ 43,432      $ 40,058
=================================================================================================================================
Ratio of net expenses to average net assets         0.89%         0.87%         0.89%         0.75%(C)         0.73%         0.78%
Ratio of gross expenses to average net assets       1.00%         0.95%         0.96%         0.94%(C)         0.97%         0.98%
Ratio of net investment income to average net
   assets                                           4.63%         4.56%         4.05%         4.36%(C)         4.74%         5.35%
Portfolio turnover rate                               28%           32%           37%           26%(C)           24%           58%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------
                                                            2007             2006             2005            2004(A)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  $        7.60    $        7.81    $        6.80    $        6.74
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                          (0.05)           (0.06)           (0.06)              --
   Net realized and unrealized gains (losses) on
      investments                                                1.60            (0.15)            1.07             0.06
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.55            (0.21)            1.01             0.06
------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                        $        9.15    $        7.60    $        7.81    $        6.80
========================================================================================================================
Total return                                                    20.39%           (2.69%)          14.85%            0.89%(B)
========================================================================================================================
Net assets at end of period (000s)                      $     213,672    $     182,001    $      81,976    $      32,591
========================================================================================================================
Ratio of net expenses to average net assets                      1.03%            1.10%            1.11%            1.10%(C)
Ratio of gross expenses to average net assets                    1.03%            1.23%            1.19%            1.10%(C)
Ratio of net investment loss to average net assets              (0.67%)          (0.74%)          (0.62%)          (0.79%)(C)
Portfolio turnover rate                                            24%              24%              24%              11%(C)

(A) Represents the period from commencement of operations (August 27, 2004) through September 30, 2004.

(B)   Not annualized.

(C)   Annualized.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   7.57      $   7.80      $   6.80      $   6.13         $   4.81      $   5.55
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                             (0.09)        (0.05)        (0.03)        (0.06)           (0.04)(B)     (0.04)
   Net realized and unrealized gains
      (losses) on investments                       1.60         (0.18)         1.03          0.73             1.36         (0.70)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.51         (0.23)         1.00          0.67             1.32         (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $   9.08      $   7.57      $   7.80      $   6.80         $   6.13      $   4.81
=================================================================================================================================
Total return                                       19.95%        (2.95%)       14.71%        10.93%(C)        27.44%       (13.33%)
=================================================================================================================================
Net assets at end of period (000s)              $380,025      $365,390      $162,999      $ 70,027         $ 43,878      $ 32,818
=================================================================================================================================
Ratio of net expenses to average net assets         1.29%         1.35%         1.36%         1.20%(D)         1.17%         1.16%
Ratio of gross expenses to average net assets       1.35%         1.48%         1.44%         1.35%(D)         1.45%         1.43%
Ratio of net investment loss to average net
   assets                                          (0.92%)       (0.99%)       (0.84%)       (0.95%)(D)       (0.81%)       (0.69%)
Portfolio turnover rate                               24%           24%           24%           11%(D)           28%           24%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Based on average shares outstanding.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SHORT DURATION FIXED INCOME FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $    9.76      $    9.87         $   10.04      $   10.14      $   10.24
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.45           0.38              0.31           0.28           0.17(A)
   Net realized and unrealized gains (losses) on
      investments                                           0.05          (0.07)            (0.10)         (0.10)          0.05
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.50           0.31              0.21           0.18           0.22
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.45)         (0.42)            (0.38)         (0.28)         (0.25)
   Distributions from net realized gains                      --             --                --             --          (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.45)         (0.42)            (0.38)         (0.28)         (0.32)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $    9.81      $    9.76         $    9.87      $   10.04      $   10.14
===============================================================================================================================
Total return                                                5.19%          3.23%             2.12%          1.84%          2.15%
===============================================================================================================================
Net assets at end of year (000's)                      $  59,192      $  76,090         $ 112,833      $ 172,213      $ 252,772
===============================================================================================================================
Ratio of net expenses to average net assets                 0.74%          0.72%             0.61%          0.46%          0.41%
Ratio of gross expenses to average net assets               0.82%          0.74%             0.66%          0.60%          0.62%
Ratio of net investment income to average net assets        4.62%          3.97%             3.18%          2.49%          1.65%
Portfolio turnover rate                                       21%            10%               46%            84%           200%

(A)   Based on average shares outstanding.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                 YEAR ENDED
                                                                   SEPTEMBER 30,                                OCTOBER 31,
                                                --------------------------------------------------        ----------------------
                                                  2007          2006          2005         2004(A)          2003          2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  15.14      $  16.51      $  15.30      $  13.78        $   9.87      $  10.67
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.00(B)      (0.03)        (0.04)        (0.04)             --(C)       0.07
   Net realized and unrealized gains
      (losses) on investments                       1.29          0.87          1.37          1.56            3.91         (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.29          0.84          1.33          1.52            3.91         (0.71)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               --            --            --          0.00(B)         0.00(B)      (0.09)
   Distributions from net realized gains           (1.91)        (2.21)        (0.12)           --              --            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.91)        (2.21)        (0.12)           --              --         (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  14.52      $  15.14      $  16.51      $  15.30        $  13.78      $   9.87
================================================================================================================================
Total return (D)                                    8.44%         5.51%         8.69%        11.03%(E)       39.65%        (6.78%)
================================================================================================================================
Net assets at end of period (000s)              $ 69,337      $ 82,897      $ 95,939      $ 92,848        $ 87,520      $ 50,096
================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.06%         1.10%         1.08%(F)        1.20%(G)      1.28%(G)
Ratio of gross expenses to average net assets       1.26%         1.23%         1.24%         1.15%(F)        1.17%         1.38%
Ratio of net investment income (loss)
   to average net assets                            0.02%        (0.16%)       (0.27%)       (0.26%)(F)      (0.04%)        0.58%
Portfolio turnover rate                              146%          145%          100%           72%(F)         149%(H)        93%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Based on average shares outstanding.

(D)   Total returns shown exclude the effect of applicable sales loads.

(E)   Not annualized.

(F)   Annualized.

(G) The ratio of expenses to average net assets excluding interest expense for the periods ended October 31, 2003 and October 31, 2002 were 1.10% and 1.19%, respectively.

(H)   Excludes effect of in-kind transfers and mergers.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    16.43
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.06)
   Net realized and unrealized losses on investments                  (0.02)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.08)
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (1.91)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    14.44
================================================================================
Total return (B)                                                      (0.63%)(C)
================================================================================
Net assets at end of period (000s)                               $        1
================================================================================
Ratio of net expenses to average net assets                            1.68%(D)
Ratio of gross expenses to average net assets                          3.77%(D)
Ratio of net investment loss to average net assets                    (0.48%)(D)
Portfolio turnover rate                                                 146%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    21.55
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.00)(B)
   Net realized and unrealized losses on investments                  (1.07)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.07)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    20.48
================================================================================
Total return (C)                                                      (4.97%)(D)
================================================================================
Net assets at end of period (000s)                               $        8
================================================================================
Ratio of net expenses to average net assets                            1.49%(E)
Ratio of gross expenses to average net assets                         72.28%(E)
Ratio of net investment loss to average net assets                    (0.11%)(E)
Portfolio turnover rate                                                 127%

(A) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    21.55
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized losses on investments                  (1.06)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.08)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    20.47
================================================================================
Total return (B)                                                      (5.01%)(C)
================================================================================
Net assets at end of period (000s)                               $       81
================================================================================
Ratio of net expenses to average net assets                            2.09%(D)
Ratio of gross expenses to average net assets                          2.37%(D)
Ratio of net investment loss to average net assets                    (0.69%)(D)
Portfolio turnover rate                                                 127%

(A) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   18.94      $   18.35         $   16.21      $   12.72      $    9.27
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                            (0.02)         (0.08)             0.02          (0.04)         (0.01)
   Net realized and unrealized gains on investments         2.05           0.96              3.76           3.75           3.47
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.03           0.88              3.78           3.71           3.46
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       --          (0.02)               --             --          (0.01)
   Distributions from net realized gains                   (0.49)         (0.27)            (1.64)         (0.22)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.49)         (0.29)            (1.64)         (0.22)         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   20.48      $   18.94         $   18.35      $   16.21      $   12.72
===============================================================================================================================
Total return                                               10.77%          4.84%            24.32%         29.36%         37.29%
===============================================================================================================================
Net assets at end of year (000s)                       $ 204,027      $ 249,431         $  74,235      $  14,533      $   5,740
===============================================================================================================================
Ratio of net expenses to average net assets                 1.58%          1.63%(A)          1.46%          1.45%          1.40%
Ratio of gross expenses to average net assets               1.71%          1.65%             2.04%          1.82%          3.64%
Ratio of net investment income (loss) to average net
   assets                                                  (0.01%)        (0.43%)            0.29%         (0.23%)        (0.26%)
Portfolio turnover rate                                      127%            99%              193%           272%           245%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    15.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.25
   Net realized and unrealized losses on investments                   (0.05)
--------------------------------------------------------------------------------
Total from investment operations                                        0.20
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.20)
   Distributions from net realized gains                               (0.02)
--------------------------------------------------------------------------------
Total distributions                                                    (0.22)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    15.13
================================================================================
Total return (B)                                                        1.22%(C)
================================================================================
Net assets at end of period (000s)                                $      150
================================================================================
Ratio of net expenses to average net assets                             0.50%(D)
Ratio of gross expenses to average net assets                           8.51%(D)
Ratio of net investment income to average net assets                    2.63%(D)
Portfolio turnover rate                                                  124%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    15.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.13
   Net realized and unrealized losses on investments                   (0.03)
--------------------------------------------------------------------------------
Total from investment operations                                        0.10
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.07)
   Distributions from net realized gains                               (0.02)
--------------------------------------------------------------------------------
Total distributions                                                    (0.09)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    15.16
================================================================================
Total return (B)                                                        0.57%(C)
================================================================================
Net assets at end of period (000s)                                $        5
================================================================================
Ratio of net expenses to average net assets                             1.25%(D)
Ratio of gross expenses to average net assets                          20.52%(D)
Ratio of net investment income to average net assets                    1.69%(D)
Portfolio turnover rate                                                  124%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004          2003(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $   14.44      $   14.21         $   14.01      $   12.58      $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.38           0.25              0.72           0.47           0.25
   Net realized and unrealized gains on investments         0.55           0.32(B)           1.18           1.53           2.58
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.93           0.57              1.90           2.00           2.83
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.34)         (0.25)            (0.72)         (0.47)         (0.25)
   Distributions from net realized gains                   (0.02)         (0.09)            (0.98)         (0.10)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.36)         (0.34)            (1.70)         (0.57)         (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $   15.01      $   14.44         $   14.21      $   14.01      $   12.58
===============================================================================================================================
Total return                                                6.46%          4.03%            14.22%         16.04%         28.57%(C)
===============================================================================================================================
Net assets at end of period (000s)                     $   1,010      $   2,542         $     806      $     706      $     443
===============================================================================================================================
Ratio of net expenses to average net assets                 0.25%          0.30%(D)          0.25%          0.25%          0.25%(E)
Ratio of gross expenses to average net assets               3.88%          2.62%             4.71%          1.36%         21.93%(E)
Ratio of net investment income to average net assets        2.07%          1.76%             5.51%          3.23%          3.27%(E)
Portfolio turnover rate                                      124%            84%              130%           411%           397%(E)

(A) Represents the period from commencement of operations (October 31, 2002) through September 30, 2003.

(B) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of sale and repurchases of fund shares in relation to fluctuating market value of the investment of the Fund.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.25%.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

TAX-EXEMPT BOND FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.43      $  10.60      $  10.78      $  10.77         $  10.71      $  10.60
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.39          0.41          0.41          0.39             0.44          0.44
   Net realized and unrealized gains
      (losses) on investments                      (0.11)        (0.05)        (0.11)         0.05             0.09          0.12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.28          0.36          0.30          0.44             0.53          0.56
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.39)        (0.40)        (0.41)        (0.39)           (0.44)        (0.44)
   Distributions from net realized gains           (0.02)        (0.13)        (0.07)        (0.04)           (0.03)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.41)        (0.53)        (0.48)        (0.43)           (0.47)        (0.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  10.30      $  10.43      $  10.60      $  10.78         $  10.77      $  10.71
=================================================================================================================================
Total return (B)                                    2.71%         3.59%         2.78%         4.20%(C)         4.96%         5.41%
=================================================================================================================================
Net assets at end of period (000s)              $103,808      $117,667      $111,575      $113,880         $111,470      $115,905
=================================================================================================================================
Ratio of net expenses to average net assets         0.70%         0.68%         0.69%         0.62%(D)         0.60%         0.60%
Ratio of gross expenses to average net assets       0.85%         0.82%         0.82%         0.75%(D)         0.74%         0.74%
Ratio of net investment income to average net
   assets                                           3.79%         3.97%         3.80%         3.97%(D)         4.06%         4.19%
Portfolio turnover rate                               12%           55%           38%           25%(D)           14%           14%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   10.06      $   10.08         $   10.12      $   10.17      $   10.23
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.53           0.44              0.30           0.21           0.08(A)
   Net realized and unrealized gains (losses)
      on investments                                        0.01          (0.02)            (0.03)         (0.05)          0.06
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.54           0.42              0.27           0.16           0.14
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.52)         (0.44)            (0.31)         (0.21)         (0.19)
   Distributions from net realized gains                      --             --                --             --          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.52)         (0.44)            (0.31)         (0.21)         (0.20)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   10.08      $   10.06         $   10.08      $   10.12      $   10.17
===============================================================================================================================
Total return                                                5.48%          4.28%             2.67%          1.63%          1.40%
===============================================================================================================================
Net assets at end of year (000s)                       $ 146,045      $ 173,716         $ 305,222      $ 391,934      $ 462,567
===============================================================================================================================
Ratio of net expenses to average net assets                 0.69%          0.69%             0.59%          0.46%          0.41%
Ratio of gross expenses to average net assets               0.75%          0.69%             0.62%          0.58%          0.62%
Ratio of net investment income to average net
   assets                                                   5.25%          4.30%             2.93%          2.08%          0.78%
Portfolio turnover rate                                       26%            38%               68%            44%           222%

(A)   Based on average shares outstanding.

VALUE OPPORTUNITIES FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    19.51
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.09
   Net realized and unrealized gains on investments                     1.95
--------------------------------------------------------------------------------
Total from investment operations                                        2.04
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.12)
   Distributions from net realized gains                               (3.58)
--------------------------------------------------------------------------------
Total distributions                                                    (3.70)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    17.85
================================================================================
Total return (B)                                                       11.90%(C)
================================================================================
Net assets at end of period (000s)                                $      472
================================================================================
Ratio of net expenses to average net assets                             1.31%(D)
Ratio of gross expenses to average net assets                           1.31%(D)
Ratio of net investment income to average net assets                    0.77%(D)
Portfolio turnover rate                                                   62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

VALUE OPPORTUNITIES FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    19.51
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.05
   Net realized and unrealized gains on investments                     1.93
--------------------------------------------------------------------------------
Total from investment operations                                        1.98
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.10)
   Distributions from net realized gains                               (3.58)
--------------------------------------------------------------------------------
Total distributions                                                    (3.68)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    17.81
================================================================================
Total return (B)                                                       11.52%(C)
================================================================================
Net assets at end of period (000s)                                $      423
================================================================================
Ratio of net expenses to average net assets                             1.86%(D)
Ratio of gross expenses to average net assets                           1.86%(D)
Ratio of net investment income to average net assets                    0.20%(D)
Portfolio turnover rate                                                   62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized

VALUE OPPORTUNITIES FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   18.89      $   19.00         $   16.51      $   14.18      $   11.71
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.18           0.10              0.04           0.06           0.05
   Net realized and unrealized gains on investments         2.52           1.38              3.90           2.84           2.47
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.70           1.48              3.94           2.90           2.52
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.18)         (0.10)            (0.04)         (0.06)         (0.05)
   Distributions from net realized gains                   (3.58)         (1.49)            (1.41)         (0.51)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (3.76)         (1.59)            (1.45)         (0.57)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   17.83      $   18.89         $   19.00      $   16.51      $   14.18
===============================================================================================================================
Total return                                               15.83%          8.35%            24.83%         20.75%         21.61%
===============================================================================================================================
Net assets at end of year (000s)                       $ 106,912      $ 100,038         $ 171,251      $  59,714      $  46,673
===============================================================================================================================
Ratio of net expenses to average net assets                 1.12%          1.19%(A)          1.13%          1.08%          1.13%
Ratio of gross expenses to average net assets               1.17%          1.19%             1.13%          1.08%          1.13%
Ratio of net investment income to average net assets        1.03%          0.49%             0.24%          0.39%          0.43%
Portfolio turnover rate                                       62%            80%               75%            55%            67%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Funds Group Trust (the Trust), formerly Constellation Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the following seventeen mutual funds, individually, a Fund, and collectively, the Funds:


CURRENT FUND                                                     FORMERLY KNOWN AS
-----------------------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                         Constellation Clover Core Fixed Income Fund
Touchstone Diversified Growth Fund                               Constellation Pitcairn Diversified Growth Fund
Touchstone Diversified Small Cap Value Fund                      Constellation Clover Small Cap Value Fund
Touchstone Diversified Value Fund                                Constellation Pitcairn Diversified Value Fund
Touchstone Family Heritage(R) Fund                               Constellation Pitcairn Family Heritage(R) Fund
Touchstone Healthcare and Biotechnology Fund                     Constellation TIP Healthcare and Biotechnology Fund
Touchstone International Equity Fund                             Constellation International Equity Fund
Touchstone Mid Cap Fund                                          Constellation TIP Mid Cap Fund
Touchstone Pitcairn Taxable Bond Fund                            Constellation Pitcairn Taxable Bond Fund
Touchstone Sands Capital Select Growth Fund                      Constellation Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund                      Constellation Chartwell Short Duration Fixed Income Fund
Touchstone Small Cap Fund                                        Constellation Pitcairn Small Cap Fund
Touchstone Small Cap Value Opportunities Fund                    Constellation Small Cap Value Opportunities Fund
Touchstone Strategic Value and High Income Fund                  Constellation Strategic Value and High Income Fund
Touchstone Tax-Exempt Bond Fund                                  Constellation Pitcairn Tax-Exempt Bond Fund
Touchstone Ultra Short Duration Fixed Income Fund                Constellation Chartwell Ultra Short Duration Fixed Income Fund
Touchstone Value Opportunities Fund                              Constellation Clover Core Value Fund

The Strategic Value and High Income Fund is a "Fund of Funds" and offers shareholders the opportunity to invest in certain underlying affiliated investment companies.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Family Heritage(R) Fund, Healthcare and Biotechnology Fund, Pitcairn Taxable Bond Fund, and Sands Capital Select Growth Fund, each of which is non-diversified.

The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, Class I shares, and Class II shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Based on approval by the Board of Trustees, the following changes took place effective November 20, 2006:

(i) Class II shares of the Diversified Growth Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Small Cap Fund, and Tax-Exempt Bond Fund were each redesignated as Class A shares.

(ii) Diversified Small Cap Value Fund, Strategic Value and High Income and Value Opportunities Fund began offering Class A shares.

(iii) Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Small Cap Fund, Strategic Value and High Income Fund, and Value Opportunities Fund, began offering Class C shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

(iv) Class I shares of the Mid Cap Fund, Sands Capital Select Growth Fund, and Strategic Value and High Income Fund were each redesignated as Class Y Shares.

(v) Class I shares of the Diversified Small Cap Value Fund, Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund, and Value Opportunities Fund, were each redesignated as Class Z shares.

(vi) Class II shares of the Mid Cap Fund, Sands Capital Select Growth Fund, and Small Cap Value Opportunities Fund, were each redesignated as Class Z shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator or sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

The International Equity Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Fair Value Committee. The Fair Value Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the Fund will value the non- U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The assets of the Strategic Value and High Income Fund consist of investments in underlying affiliated investment companies, which are valued at their respective net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Fund may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains or losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for income tax purposes. As of September 30, 2007, the International Equity Fund had the following forward foreign currency exchange contracts outstanding as follows:


  SETTLEMENT             TO RECEIVE/      INITIAL       MARKET        NET UNREALIZED     NET UNREALIZED
    DATE                 TO DELIVER        VALUE        VALUE          APPRECIATION       DEPRECIATION
-------------------------------------------------------------------------------------------------------
Contract to Buy
10/2/2007               2,000,000 HKD     $257,756     $257,273      $           --     $         (483)
Contract to Sell
10/2/2007               292,624 AUD       $257,756     $259,672      $           --     $       (1,916)
                                                                     --------------     --------------
                                                                     $           --     $       (2,399)
                                                                     ==============     ==============
-------------------------------------------------------------------------------------------------------

 AUD - Australian Dollar
 HKD - Hong Kong Dollar

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. As of September 30, 2007, the following Funds loaned securities and received collateral as follows:

                                               FAIR VALUE OF        VALUE OF
                                                SECURITIES         COLLATERAL
                                                  LOANED            RECEIVED
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                 $     431,982         $    443,438
--------------------------------------------------------------------------------
Diversified Growth Fund                       $   8,571,315         $  8,685,782
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund              $  20,579,210         $ 21,898,722
--------------------------------------------------------------------------------
Diversified Value Fund                        $  10,257,451         $ 10,473,364
--------------------------------------------------------------------------------
Family Heritage(R) Fund                       $   3,833,606         $  3,970,776
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund             $   3,847,724         $  3,930,823
--------------------------------------------------------------------------------
Mid Cap Fund                                  $  49,789,776         $ 52,880,591
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund              $  71,549,018         $ 74,360,152
--------------------------------------------------------------------------------
Small Cap Fund                                $   6,813,000         $  7,190,007
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund            $  14,039,502         $ 14,703,983
--------------------------------------------------------------------------------
Value Opportunities Fund                      $  11,068,728         $ 11,407,980
--------------------------------------------------------------------------------

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

DELAYED DELIVERY TRANSACTIONS -- The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C, Class Y, Class Z, Class I, and Class II shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- The Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, and Small Cap Value Opportunities Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Diversified Growth Fund, Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Sands Capital Select Growth Fund, Small Cap Fund, Strategic Value and High Income Fund, and Value Opportunities Fund declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. The Clover Core Fixed Income Fund, Pitcairn Taxable Bond Fund, Short Duration Fixed Income Fund, Tax-Exempt Bond Fund, and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure. In addition to the Fund's direct expense, shareholders of the Strategic Value and High Income Fund also bear a proportionate share of the underlying funds' expenses.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2007:


                                                                           DIVERSIFIED
                                       CLOVER CORE       DIVERSIFIED        SMALL CAP         DIVERSIFIED
                                       FIXED INCOME         GROWTH            VALUE              VALUE
                                           FUND              FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------
Purchases of investment securities      $  818,982        $ 74,645,350        $ 176,834,695    $193,190,145
-----------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities      $3,064,939        $ 85,812,191        $ 280,984,424    $189,522,272
-----------------------------------------------------------------------------------------------------------


                                          FAMILY        HEALTHCARE AND     INTERNATIONAL
                                         HERITAGE(R)    BIOTECHNOLOGY         EQUITY             MID CAP
                                           FUND            FUND                FUND               FUND
-----------------------------------------------------------------------------------------------------------
Purchases of investment securities      $21,021,966        $ 74,292,115        $ 94,402,760   $ 942,032,241
-----------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities      $27,026,315        $ 83,132,583        $ 121,577,629  $ 569,290,204
-----------------------------------------------------------------------------------------------------------



                                         PITCAIRN        SANDS CAPITAL   SHORT DURATION
                                          TAXABLE           SELECT            FIXED             SMALL
                                           BOND             GROWTH           INCOME              CAP
                                           FUND              FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------
Purchases of investment securities      $7,160,682         $ 133,417,234       $ --           $ 115,939,430
-----------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities      $15,105,311        $ 208,607,791       $ --           $ 136,514,832
-----------------------------------------------------------------------------------------------------------



                                         SMALL CAP         STRATEGIC                             ULTRA
                                           VALUE        VALUE AND HIGH     TAX-EXEMPT       SHORT DURATION
                                       OPPORTUNITIES        INCOME            BOND           FIXED-INCOME
                                           FUND              FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------
Purchases of investment securities      $264,311,264      $ 2,324,388         $ 12,739,252     $ --
-----------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities      $338,046,568      $ 3,793,362         $ 21,981,102     $ --
-----------------------------------------------------------------------------------------------------------


                                          VALUE
                                       OPPORTUNITIES
                                           FUND
-----------------------------------------------------
Purchases of investment securities      $62,365,117
-----------------------------------------------------
Proceeds from sales and maturities      $69,129,965

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor, Underwriter and Integrated Investment Services, Inc. ("Integrated" and the former administrator, transfer agent and fund accountant to the Funds) were each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern). On April 1, 2007, Western-Southern sold Integrated to JPMorgan.

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Effective January 1, 2007, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 1, 2008:

                                                             "OTHER      TOTAL
                                                   ADVISORY  EXPENSE"   EXPENSE
                                                     FEES      CAP        CAP
--------------------------------------------------------------------------------
 Clover Core Fixed Income Fund - Class I             0.45%    0.40%      0.85%
 Diversified Growth Fund - Class A                   0.70     0.15       1.10
 Diversified Small Cap Value Fund - Class A          0.85     0.35       1.45
 Diversified Small Cap Value Fund - Class C          0.85     0.35       2.20
 Diversified Small Cap Value Fund - Class Z          0.85     0.35       1.45
 Diversified Value Fund - Class A                    0.70     0.15       1.10
 Diversified Value Fund - Class C                    0.70     0.15       1.85
 Family Heritage(R) Fund - Class A                   0.90     0.15       1.30
 Family Heritage(R) Fund - Class C                   0.90     0.15       2.05
 Healthcare and Biotechnology Fund - Class A         1.00     0.30       1.55
 Healthcare and Biotechnology Fund - Class C         1.00     0.30       2.30
 International Equity Fund - Class A                 0.95     0.25(1)    1.45(1)
 International Equity Fund - Class C                 0.95     0.25(1)    2.20(1)
 Mid Cap Fund - Class A                              0.80     0.10       1.15
 Mid Cap Fund - Class C                              0.80     0.10       1.90
 Mid Cap Fund - Class Y                              0.80     0.10       0.90
 Mid Cap Fund - Class Z                              0.80     0.10       1.15
 Pitcairn Taxable Bond Fund - Class II               0.40     0.24       0.89
 Sands Capital Select Growth Fund - Class Y          0.85     0.25       1.10
 Sands Capital Select Growth Fund - Class Z          0.85     0.25       1.35
 Short Duration Fixed Income Fund - Class Z          0.25     0.24       0.74
 Small Cap Fund - Class A                            0.70     0.15(1)    1.10(1)
 Small Cap Fund - Class C                            0.70     0.15(1)    1.85(1)
 Small Cap Value Opportunities Fund - Class A        0.95     0.30       1.50

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                             "OTHER      TOTAL
                                                   ADVISORY  EXPENSE"   EXPENSE
                                                     FEES      CAP        CAP
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund - Class C         0.95%    0.30%      2.25%
Small Cap Value Opportunities Fund - Class Z         0.95     0.30       1.50
Strategic Value and High Income Fund - Class A       0.10     0.15       0.50
Strategic Value and High Income Fund - Class C       0.10     0.15       1.25
Strategic Value and High Income Fund - Class Y       0.10     0.15       0.25
Tax-Exempt Bond Fund - Class A                       0.30     0.15       0.70
Ultra Short Duration Fixed Income Fund - Class Z     0.25     0.19       0.69
Value Opportunities Fund - Class A                   0.74     0.35       1.34
Value Opportunities Fund - Class C                   0.74     0.35       2.09
Value Opportunities Fund - Class Z                   0.74     0.35       1.34

(1) This fee waiver obligation may be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See the Funds' Prospectus for additional information.

In addition to the base advisory fee shown above, for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund's benchmark index, for the preceding twelve month period, as follows:

                                           BASE             ANNUAL
                                         ADVISORY         ADJUSTMENT        BENCHMARK         BENCHMARK
                                           FEES              RATE            INDEX           THRESHOLD(1)
----------------------------------------------------------------------------------------------------------
                                                                           Russell 1000
Sands Capital Select Growth Fund          0.85%             +/-0.15%       Growth Index        +/-2.50%

(1) See the Funds' Prospectus and Statement of Additional Information for more information regarding the Fund's benchmark performance.

The performance fee adjustment was not applied until the Advisory Agreement had been in effect for twelve months which was on February 28, 2007. For the fiscal year ended September 30, 2007, the Advisor's base fee was reduced by $339,953 as a result of the performance fee adjustment.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

During the year ended September 30, 2007, the Advisor waived investment advisory fees, administration fees and/or reimbursed expenses of the Funds as follows:


                                        INVESTMENT                      OTHER OPERATING
                                         ADVISORY     ADMINISTRATION       EXPENSES
                                        FEES WAIVED     FEES WAIVED       REIMBURSED
----------------------------------------------------------------------------------------
Clover Core Fixed Income Fund            $     --      $  24,325          $      --
----------------------------------------------------------------------------------------
Diversified Growth Fund                  $     --      $ 146,538          $      --
----------------------------------------------------------------------------------------
Diversified Small Cap Value Fund         $     --      $   8,514          $      --
----------------------------------------------------------------------------------------
Diversified Value Fund                   $     --      $ 198,094          $      --
----------------------------------------------------------------------------------------
Family Heritage(R) Fund                  $     --      $ 130,698          $      --
----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        $     --      $  65,060          $      --
----------------------------------------------------------------------------------------
International Equity Fund                $     --      $ 282,392          $ 318,444
----------------------------------------------------------------------------------------
Mid Cap Fund                             $     --      $ 484,841          $      --
----------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund               $     --      $  41,943          $      --
----------------------------------------------------------------------------------------
Sands Capital Select Growth Fund         $     --      $ 243,779          $      --
----------------------------------------------------------------------------------------
Short Duration Fixed Income Fund         $     --      $  56,171          $      --
----------------------------------------------------------------------------------------
Small Cap Fund                           $     --      $ 124,672          $      --
----------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund       $     --      $ 278,835          $      --
----------------------------------------------------------------------------------------
Strategic Value and High Income Fund     $ 68,292      $   3,248          $     173
----------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                     $     --      $ 164,892          $      --
----------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund   $     --      $  97,596          $      --
----------------------------------------------------------------------------------------
Value Opportunities Fund                 $     --      $  50,202          $      --
----------------------------------------------------------------------------------------

The Advisor has entered into investment sub-advisory agreements with the following parties:

PITCAIRN INVESTMENT MANAGEMENT           AXA ROSENBERG INVESTMENT MANAGEMENT LLC
Diversified Growth Fund                  International Equity Fund
Diversified Value Fund
Family Heritage(R) Fund                  DIAMOND HILL CAPITAL MANAGEMENT, INC.
Pitcairn Taxable Bond Fund               Small Cap Value Opportunities Fund
Small Cap Fund
Tax-Exempt Bond Fund                     SANDS CAPITAL MANAGEMENT, LLC
                                         Sands Capital Select Growth Fund
CLOVER CAPITAL MANAGEMENT, INC.
Clover Core Fixed Income Fund            TURNER INVESTMENT PARTNERS, INC.
Diversified Small Cap Value Fund         Healthcare and Biotechnology Fund
Value Opportunities Fund                 Mid Cap Fund
                                         Small Cap Value Opportunities Fund
CHARTWELL INVESTMENT PARTNERS
Short Duration Fixed Income Fund         JAMES INVESTMENT RESEARCH, INC.
Ultra Short Duration Fixed Income Fund   Small Cap Value Opportunities Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


ADMINISTRATION AGREEMENT

The Advisor provides administrative services for the Funds. Effective January 1, 2007, for its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Investment Trust (excluding Institutional Money Market Fund) up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. However, through February 28, 2008, the administration fees are limited to an annual fee of 0.146% of the aggregate average daily net assets of the Trust. The fee is allocated among the Funds on the basis of relative daily net assets. Prior to January 1, 2007, the Advisor received an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. The fee was allocated among the Funds on the basis of relative daily net assets.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement, effective November 20, 2006, between the Trust and JPMorgan Chase Bank, N.A. (JPMorgan and formerly Integrated Investment Services, Inc.), JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JP Morgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to November 20, 2006, DST Systems, Inc. served as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For the year ended September 30, 2007, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                          AMOUNT
-------------------------------------------------
Diversified Growth Fund                  $  1,484
Diversified Small Cap Value Fund         $ 84,447
Diversified Value Fund                   $  3,885
Family Heritage(R) Fund                  $     24
Healthcare and Biotechnology Fund        $ 34,579
International Equity Fund                $ 20,876
Mid Cap Fund                             $    781
Pitcairn Taxable Bond Fund               $  1,092
Sands Capital Select Growth Fund         $194,642
Short Duration Fixed Income Fund         $ 36,518
Small Cap Fund                           $  2,198
Small Cap Value Opportunities Fund       $ 86,826
Tax-Exempt Bond Fund                     $  2,626
Ultra Short Duration Fixed Income Fund   $ 36,618
Value Opportunities Fund                 $ 14,476

Prior to November 20, 2006, the Funds could earn cash management credits, from DST Systems Inc., which could be used to offset transfer agent expenses. These amounts are listed as fees paid indirectly on the Statements of Operations.

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Diversified Growth Fund, Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, Tax-Exempt Bond Fund, and Value Opportunities Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for providing shareholder services to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder service of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, and Value Opportunities Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for providing shareholder services to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 0.75% and 0.25%, respectively, of the average daily net assets of Class C shares.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Small Cap Value Opportunities Fund, Mid Cap Fund, and Sands Capital Select Growth Fund, and effective February 1, 2007, the Diversified Small Cap Value Fund, Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund, and Value Opportunities Fund (Class Z Plan) under which each Fund may directly or indirectly bear expenses for providing shareholder services. The Fund will incur and/or reimburse expense for shareholder service of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Trust has adopted a Distribution and Shareholder Services Plan for Class II shares of the Pitcairn Taxable Bond Fund (Class II Plan). Under the Class II Plan, the Advisor currently receives fees equal to 0.25% of each Fund's Class II shares' average daily net assets to provide or procure shareholder services. The Class II Plan may directly or indirectly bear expenses related to the distribution of Class II shares at an annual rate not to exceed 0.75% of the average daily net assets of Class II shares; however, no fees are currently being paid for distribution expenses.

UNDERWRITING AGREEMENT

Touchstone Securities, Inc. (the Underwriter) is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended September 30, 2007:

                                        AMOUNT
-----------------------------------------------
Diversified Growth Fund                $    44
Diversified Small Cap Value Fund       $ 1,239
Diversified Value Fund                 $   441
Family Heritage(R) Fund                $    52
Healthcare and Biotechnology Fund      $13,820
International Equity Fund              $ 5,504
Mid Cap Fund                           $   445
Small Cap Fund                         $   533
Strategic Value and High Income Fund   $   976
Tax-Exempt Bond Fund                   $ 1,581
Value Opportunities Fund               $ 4,660

In addition, the Underwriter collected $44 and $99 of contingent deferred sales charges on the redemption of Class C shares of the International Equity Fund and Value Opportunities Fund, respectively, during the year ended September 30, 2007.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust for a fee, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


AFFILIATED INVESTMENTS

Investments made by the Strategic Value and High Income Fund in other Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(3) of the 1940 Act.

A summary of the investment and income activity of the Strategic Value and High Income Fund in each Affiliated Company's shares is as follows:


                                                            SHARE ACTIVITY
                                             ----------------------------------------
                                             BALANCE                          BALANCE               REALIZED     VALUE
AFFILIATED INVESTMENT                        09/30/06    PURCHASES   SALES    09/30/07  DIVIDENDS  GAIN(LOSS)   09/30/07
--------------------------------------------------------------------------------------------------------------------------
Touchstone Funds Group Trust
  Clover Core Fixed Income Fund               54,204       1,212     (55,416)      --   $   7,162   $     742    $      --
--------------------------------------------------------------------------------------------------------------------------
Touchstone Funds Group Trust
  Diversified Small Cap Value Fund                --      67,747     (32,815)  34,932   $      --   $   5,505    $ 682,923
--------------------------------------------------------------------------------------------------------------------------
Touchstone Investment Trust
  High Yield Fund                                 --      98,061      46,609   51,452   $  29,344   $  (2,114)   $ 472,328
--------------------------------------------------------------------------------------------------------------------------
Touchstone Funds Group Trust
  Small Cap Value Opportunities Fund          79,627       2,389     (82,016)      --   $      --   $ 217,765    $      --
--------------------------------------------------------------------------------------------------------------------------
Touchstone Funds Group Trust
  Ultra Short Duration Fixed Income Fund      51,908       1,233     (53,141)      --   $   7,850   $   3,556    $      --
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:


                                                        CLOVER CORE                 DIVERSIFIED                  DIVERSIFIED
                                                        FIXED INCOME                 GROWTH                      SMALL CAP
                                                           FUND                        FUND                       VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                     YEAR         YEAR          YEAR           YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED          ENDED         ENDED         ENDED
                                                   SEPT. 30,    SEPT. 30,     SEPT. 30,       SEPT. 30,     SEPT.30,      SEPT. 30,
                                                     2007         2006          2007            2006        2007(A)         2006
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                            --           --        118,600      1,181,515       13,314             --
Shares reinvested                                        --           --          1,129          1,269          175             --
Shares redeemed                                          --           --     (1,825,424)    (2,030,910)      (3,002)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            --           --     (1,705,695)      (848,126)      10,487             --
Shares outstanding, beginning of period                  --           --     19,248,700     20,096,826           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --           --     17,543,005     19,248,700       10,487             --
===================================================================================================================================

CLASS C
Shares issued                                            --           --             --             --        3,821             --
Shares reinvested                                        --           --             --             --          239             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --           --             --             --        4,060             --
Shares outstanding, beginning of period                  --           --             --             --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --           --             --             --        4,060             --
===================================================================================================================================

CLASS Z
Shares issued                                            --           --             --             --      835,178      1,478,125
Shares reinvested                                        --           --             --             --    3,697,084      2,558,122
Shares redeemed                                          --           --             --             --   (5,758,231)    (9,992,145)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --           --             --             --   (1,225,969)    (5,955,898)
Shares outstanding, beginning of year                    --           --             --             --   10,328,659     16,284,557
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --           --             --             --    9,102,690     10,328,659
===================================================================================================================================

CLASS I
Shares issued                                       299,959      497,849             --             --           --             --
Shares reinvested                                    96,670      166,712             --             --           --             --
Shares redeemed                                    (609,712)  (1,034,234)            --             --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                 (213,083)    (369,673)            --             --           --             --
Shares outstanding, beginning of year             2,263,052    2,632,725             --             --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   2,049,969    2,263,052             --             --           --             --
===================================================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                                                                                  HEALTHCARE AND
                                                        DIVERSIFIED VALUE             FAMILY HERITAGE(R)           BIOTECHNOLOGY
                                                             FUND                          FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR        YEAR          YEAR        YEAR           YEAR           YEAR
                                                       ENDED      ENDED          ENDED       ENDED          ENDED          ENDED
                                                     SEPT. 30,   SEPT. 30,     SEPT. 30,   SEPT. 30,      SEPT. 30,       SEPT. 30,
                                                     2007(A)       2006         2007(A)      2006          2007(A)          2006
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                         156,793     639,769        532,813     211,849        577,797      1,623,755
Shares reinvested                                     250,243     357,813         13,759       2,838        118,145        110,261
Shares issued in connection with acquisition(B)     4,385,381          --             --          --             --             --
Shares redeemed                                    (1,283,826) (1,137,859)    (1,088,810)   (846,932)    (1,244,584)    (1,975,402)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       3,508,591    (140,277)      (542,238)   (632,245)      (548,642)      (241,386)
Shares outstanding, beginning of year              13,239,858  13,380,135      7,844,588   8,476,833      3,463,459      3,704,845
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                    16,748,449  13,239,858      7,302,350   7,844,588      2,914,817      3,463,459
===================================================================================================================================

CLASS C
Shares issued                                             476          --            521          --         77,729             --
Shares reinvested                                          73          --             --          --              2             --
Shares redeemed                                            --          --             --          --         (1,024)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                        549          --            521          --         76,707             --
Shares outstanding, beginning of period                    --          --             --          --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                         549          --            521          --         76,707             --
===================================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   See Footnote 9 in notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------



                                                     INTERNATIONAL EQUITY             MID CAP               PITCAIRN TAXABLE BOND
                                                            FUND                        FUND                         FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR          YEAR           YEAR         YEAR          YEAR             YEAR
                                                    ENDED         ENDED          ENDED        ENDED         ENDED            ENDED
                                                  SEPT. 30,     SEPT. 30,       SEPT. 30,    SEPT. 30,     SEPT. 30,       SEPT. 30,
                                                    2007(A)        2006          2007(B)      2006(C)         2007           2006
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                       597,932      1,472,241         12,263          --             --             --
Shares reinvested                                   190,932         18,380             --          --             --             --
Shares redeemed                                  (2,964,722)    (1,188,479)          (476)         --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding    (2,175,858)       302,142         11,787          --             --             --
Shares outstanding, beginning of period          14,927,721     14,625,579             --          --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                12,751,863     14,927,721         11,787          --             --             --
====================================================================================================================================

CLASS C
Shares issued                                        61,670             --          2,002          --             --             --
Shares reinvested                                        85             --             --          --             --             --
Shares redeemed                                        (406)            --             --          --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                   61,349             --          2,002          --             --             --
Shares outstanding, beginning of period                  --             --             --          --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                    61,349             --          2,002          --             --             --
====================================================================================================================================

CLASS Y
Shares issued                                            --             --     23,351,224   5,683,473             --             --
Shares reinvested                                        --             --          5,229       4,315             --             --
Shares redeemed                                          --             --     (2,141,213)    (45,711)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --     21,215,240   5,642,077             --             --
Shares outstanding, beginning of year                    --             --      5,696,876      54,799             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --     26,912,116   5,696,876             --             --
====================================================================================================================================

CLASS Z
Shares issued                                            --             --        938,463      22,956             --             --
Shares reinvested                                        --             --            117          --             --             --
Shares redeemed                                          --             --       (109,748)         --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --        828,832      22,956             --             --
Shares outstanding, beginning of period                  --             --         22,956          --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --             --        851,788      22,956             --             --
====================================================================================================================================

CLASS II
Shares issued                                            --             --             --          --        272,618        451,916
Shares reinvested                                        --             --             --          --         38,773         48,542
Shares redeemed                                          --             --             --          --       (955,861)      (789,947)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --             --             --          --       (644,470)      (289,489)
Shares outstanding, beginning of year                    --             --             --          --      4,277,682      4,567,171
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --             --          --      3,633,212      4,277,682
====================================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B) Classes A and C represent the period from commencement of operations (May 14, 2007) through September 30, 2007.

(C) Class Z represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                    SANDS CAPITAL SELECT           SHORT DURATION FIXED              SMALL CAP
                                                        GROWTH FUND                     INCOME FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR          YEAR          YEAR            YEAR          YEAR          YEAR
                                                    ENDED        ENDED          ENDED           ENDED         ENDED         ENDED
                                                  SEPT. 30,     SEPT. 30,     SEPT. 30,       SEPT. 30,      SEPT.30,      SEPT. 30,
                                                     2007         2006           2007           2006         2007(A)         2006
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                            --          --             --             --         95,077        236,192
Shares reinvested                                        --          --             --             --        224,032        280,488
Shares redeemed                                          --          --             --             --     (1,018,102)      (852,883)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --          --             --             --       (698,993)      (336,203)
Shares outstanding, beginning of year                    --          --             --             --      5,474,858      5,811,061
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --          --             --             --      4,775,865      5,474,858
====================================================================================================================================

CLASS C
Shares issued                                            --          --             --             --             61             --
Shares reinvested                                        --          --             --             --              8             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --          --             --             --             69             --
Shares outstanding, beginning of period                  --          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --          --             --             --             69             --
====================================================================================================================================
CLASS Y
Shares issued                                     8,624,881  18,234,418             --             --             --             --
Shares redeemed                                  (9,208,013) (4,787,555)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (583,132) 13,446,863             --             --             --             --
Shares outstanding, beginning of year            23,938,361  10,491,498             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                  23,355,229  23,938,361             --             --             --             --
====================================================================================================================================

CLASS Z
Shares issued                                    11,118,165  35,871,834        225,346        288,649             --             --
Shares reinvested                                        --          --        302,626        401,811             --             --
Shares redeemed                                 (17,560,077) (8,490,899)    (2,289,520)    (4,330,971)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding    (6,441,912) 27,380,935     (1,761,548)    (3,640,511)            --             --
Shares outstanding, beginning of year            48,291,429  20,910,494      7,793,486     11,433,997             --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                  41,849,517  48,291,429      6,031,938      7,793,486             --             --
====================================================================================================================================

(A) Class C represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                     SMALL CAP VALUE            STRATEGIC VALUE AND            TAX-EXEMPT BOND
                                                   OPPORTUNITIES FUND            HIGH INCOME FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR         YEAR          YEAR            YEAR         YEAR          YEAR
                                                    ENDED       ENDED          ENDED           ENDED        ENDED         ENDED
                                                  SEPT. 30,    SEPT. 30,     SEPT. 30,       SEPT. 30,     SEPT.30,      SEPT. 30,
                                                    2007(A)        2006        2007(B)           2006        2007        2006
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                           375            --        10,145             --       695,892      1,754,327
Shares reinvested                                        --            --            74             --        13,839         47,266
Shares redeemed                                          --            --          (270)            --    (1,911,353)    (1,043,394)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           375            --         9,949             --    (1,201,622)       758,199
Shares outstanding, beginning of period                  --            --            --             --    11,283,934     10,525,735
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       375            --         9,949             --    10,082,312     11,283,934
====================================================================================================================================

CLASS C
Shares issued                                         3,942            --           346             --            --             --
Shares outstanding, beginning of period                  --            --            --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                     3,942            --           346             --            --             --
====================================================================================================================================

CLASS Y
Shares issued                                            --            --         3,986        171,775            --             --
Shares reinvested                                        --            --         2,341          2,318            --             --
Shares redeemed                                          --            --      (115,037)       (54,863)           --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            --            --      (108,710)       119,230            --             --
Shares outstanding, beginning of year                    --            --       175,982         56,752            --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --            --        67,272        175,982            --             --
====================================================================================================================================

CLASS Z
Shares issued                                     3,458,155    12,145,070            --             --            --             --
Shares reinvested                                   284,028        96,491            --             --            --             --
Shares redeemed                                  (6,948,731)   (3,119,676)           --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding    (3,206,548)    9,121,885            --             --            --             --
Shares outstanding, beginning of year            13,167,229     4,045,344            --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   9,960,681    13,167,229            --             --            --             --
====================================================================================================================================

(A) Classes A and C represent the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                    ULTRA SHORT DURATION         VALUE OPPORTUNITIES
                                                      FIXED INCOME FUND                  FUND
---------------------------------------------------------------------------------------------------------
                                                    YEAR           YEAR          YEAR            YEAR
                                                    ENDED          ENDED         ENDED           ENDED
                                                  SEPT. 30,       SEPT. 30,     SEPT. 30,       SEPT. 30,
                                                     2007          2006         2007(A)            2006
---------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                            --             --         29,890             --
Shares reinvested                                        --             --            134             --
Shares redeemed                                          --             --         (3,596)            --
---------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --         26,428             --
Shares outstanding, beginning of period                  --             --             --             --
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --             --         26,428             --
=========================================================================================================

CLASS C
Shares issued                                            --             --         25,258             --
Shares reinvested                                        --             --            201             --
Shares redeemed                                          --             --         (1,695)            --
---------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --         23,764             --
Shares outstanding, beginning of year                    --             --             --             --
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --         23,764             --
=========================================================================================================

CLASS Z
Shares issued                                     2,872,100      3,667,531        985,780      1,178,316
Shares reinvested                                   765,481        938,389      1,102,429        534,579
Shares redeemed                                  (6,416,115)   (17,613,166)    (1,388,951)    (5,427,049)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding    (2,778,534)   (13,007,246)       699,258     (3,714,154)
Shares outstanding, beginning of period          17,271,940     30,279,186      5,297,161      9,011,315
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                14,493,406     17,271,940      5,996,419      5,297,161
=========================================================================================================

(A) Classes A and C represent the period from commencement of operations (November 20, 2006) through September 30, 2007.

6. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

THE TAX CHARACTER OF DISTRIBUTIONS PAID FOR THE PERIODS ENDED SEPTEMBER 30, 2007 AND 2006 WAS AS FOLLOWS:


                                        CLOVER CORE                DIVERSIFIED               DIVERSIFIED
                                       FIXED INCOME                 GROWTH                  SMALL CAP VALUE
                                           FUND                      FUND                        FUND
-------------------------------------------------------------------------------------------------------------------
                                    YEAR         YEAR           YEAR          YEAR          YEAR          YEAR
                                    ENDED        ENDED          ENDED         ENDED         ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                    2007         2006           2007          2006          2007          2006
-------------------------------------------------------------------------------------------------------------------

From ordinary income           $   961,663   $ 1,134,635   $   110,282   $   121,417   $15,097,780   $        --
From long-term capital gains            --       521,373            --            --    59,766,378    60,867,084
-------------------------------------------------------------------------------------------------------------------
                               $   961,663   $ 1,656,008   $   110,282   $   121,417   $74,864,158   $60,867,084
-------------------------------------------------------------------------------------------------------------------


                                       DIVERSIFIED                  FAMILY                  HEALTHCARE AND
                                          VALUE                    HERITAGE                 BIOTECHNOLOGY
                                          FUND                      FUND                        FUND
-------------------------------------------------------------------------------------------------------------------
                                    YEAR         YEAR           YEAR          YEAR          YEAR          YEAR
                                    ENDED        ENDED          ENDED         ENDED         ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                    2007         2006           2007          2006          2007          2006
-------------------------------------------------------------------------------------------------------------------
From ordinary income           $ 3,249,112   $ 5,641,097   $ 1,156,587   $   227,134   $        --   $   955,188
From long-term capital gains    27,434,139    10,084,845            --            --     1,868,704       830,889
-------------------------------------------------------------------------------------------------------------------
                               $30,683,251   $15,725,942   $ 1,156,587   $   227,134   $ 1,868,704   $ 1,786,077
-------------------------------------------------------------------------------------------------------------------


                                      INTERNATIONAL                                           PITCAIRN
                                         EQUITY                     MID CAP                  TAXABLE BOND
                                          FUND                       FUND                       FUND
-------------------------------------------------------------------------------------------------------------------
                                    YEAR         YEAR           YEAR          YEAR          YEAR          YEAR
                                    ENDED        ENDED          ENDED         ENDED         ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                    2007         2006           2007          2006          2007          2006
-------------------------------------------------------------------------------------------------------------------
From ordinary income           $ 1,945,684   $ 1,747,820   $ 1,512,452   $    38,696   $ 1,835,524   $ 2,110,784
From long-term capital gains     6,593,273            --            --        23,995            --            --
-------------------------------------------------------------------------------------------------------------------
                               $ 8,538,957   $ 1,747,820   $ 1,512,452   $    62,691   $ 1,835,524   $ 2,110,784
-------------------------------------------------------------------------------------------------------------------


                                       SANDS CAPITAL           SHORT DURATION
                                       SELECT GROWTH            FIXED INCOME                 SMALL CAP
                                           FUND                      FUND                       FUND
-------------------------------------------------------------------------------------------------------------------
                                    YEAR         YEAR           YEAR          YEAR          YEAR          YEAR
                                    ENDED        ENDED          ENDED         ENDED         ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                    2007         2006           2007          2006          2007          2006
-------------------------------------------------------------------------------------------------------------------
From ordinary income           $        --   $        --   $ 3,020,621   $ 3,966,690   $        --   $        --
From long-term capital gains            --            --            --            --    10,131,080    12,655,814
-------------------------------------------------------------------------------------------------------------------
                               $        --   $        --   $ 3,020,621   $ 3,966,690   $10,131,080   $12,655,814
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                        SMALL CAP             STRATEGIC VALUE AND
                                   VALUE OPPORTUNITIES           HIGH INCOME             TAX-EXEMPT BOND
                                          FUND                      FUND                        FUND
-------------------------------------------------------------------------------------------------------------------
                                    YEAR         YEAR           YEAR          YEAR          YEAR          YEAR
                                    ENDED        ENDED          ENDED         ENDED         ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                    2007         2006           2007          2006          2007          2006
-------------------------------------------------------------------------------------------------------------------
From tax-exempt income         $        --   $        --   $        --   $        --   $ 4,294,666   $ 4,395,127
From ordinary income             2,373,051       627,630        36,492        32,346            --        36,413
From long-term capital gains     3,683,069     1,140,748         3,434         1,372       185,535     1,409,043
-------------------------------------------------------------------------------------------------------------------
                               $ 6,056,120   $ 1,768,378   $    39,926   $    33,718   $ 4,480,201   $ 5,840,583
-------------------------------------------------------------------------------------------------------------------



                                  ULTRA SHORT DURATION              VALUE
                                        FIXED INCOME             OPPORTUNITIES
                                         FUND                        FUND
----------------------------------------------------------------------------------------
                                    YEAR          YEAR           YEAR          YEAR
                                    ENDED         ENDED          ENDED         ENDED
                                SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                    2007          2006           2007          2006
----------------------------------------------------------------------------------------
From ordinary income           $ 8,051,978   $ 9,755,714   $ 6,672,464   $ 2,017,717
From long-term capital gains            --            --    12,760,280     7,763,361
----------------------------------------------------------------------------------------
                               $ 8,051,978   $ 9,755,714   $19,432,744   $ 9,781,078


The following information is computed on a tax basis for each item as of September 30, 2007:

                                                                        DIVERSIFIED
                                         CLOVER CORE     DIVERSIFIED    SMALL CAP       DIVERSIFIED     FAMILY       HEALTHCARE AND
                                         FIXED INCOME      GROWTH         VALUE           VALUE        HERITAGE       BIOTECHNOLOGY
                                             FUND          FUND            FUND           FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments       $  20,133,188  $ 119,031,391  $ 187,438,518  $ 176,159,023   $  70,323,090   $  49,362,508
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                  83,484     21,024,209     22,625,692     33,529,460      21,651,905      10,195,738
Gross unrealized depreciation                (364,172)    (6,454,905)   (11,349,666)    (1,707,944)     (4,537,399)       (323,212)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                             (280,688)    14,569,304     11,276,026     31,821,516      17,114,506       9,872,526
Post-October losses                           (79,667)            --             --             --              --          (3,803)
Capital loss carryforward                    (292,352)   (62,292,438)            --             --      (6,194,771)             --
Undistributed ordinary income                   2,319             --     14,495,138             --              --       1,403,820
Undistributed long-term capital gains              --             --     25,142,473      3,123,341              --       3,375,957
Other temporary differences                    (2,586)            --             --       (506,000)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Accumulated earnings (deficit)       $    (652,974) $ (47,723,134) $  50,913,637  $  34,438,857   $  10,919,735   $  14,648,500
===================================================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                                          PITCAIRN      SANDS          SHORT
                                          INTERNATIONAL                   TAXABLE   CAPITAL SELECT    DURATION
                                            EQUITY         MID CAP          BOND         GROWTH       FIXED INCOME     SMALL CAP
                                             FUND            FUND           FUND          FUND          FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments       $ 124,290,418  $ 520,516,124  $  35,523,102  $ 525,618,974  $  59,762,633    $  70,697,039
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation              33,558,583     43,090,789        923,928    150,193,629        212,137        8,249,076
Gross unrealized depreciation              (3,536,476)   (12,096,952)      (353,554)   (21,048,779)      (862,495)      (2,550,720)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                           30,022,107     30,993,837        570,374    129,144,850       (650,358)       5,698,356
Post-October losses                                --        (22,027)            --             --       (293,890)              --
Capital loss carryforward                          --             --       (706,147)   (42,616,146)    (3,970,327)              --
Undistributed ordinary income               9,413,237      4,685,264         99,750             --          4,430        3,929,410
Undistributed long-term capital gains       7,936,982         18,958             --             --             --        3,499,494
Other temporary difference                         --             --        (99,916)            --         (4,430)              --
-----------------------------------------------------------------------------------------------------------------------------------
   Accumulated earnings (deficit)       $  47,372,326  $  35,676,032  $    (135,939) $  86,528,704  $  (4,914,575)   $  13,127,260
===================================================================================================================================


                                            SMALL CAP        STRATEGIC                   ULTRA SHORT
                                              VALUE          VALUE AND     TAX-EXEMPT      DURATION             VALUE
                                          OPPORTUNITIES     HIGH INCOME       BOND       FIXED INCOME      OPPORTUNITIES
                                             FUND              FUND           FUND           FUND                FUND
--------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments       $ 210,496,264    $   1,173,059    $  99,510,969    $ 145,398,638    $ 105,038,095
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation              19,494,475            3,753        3,760,492        1,442,607       16,187,653
Gross unrealized depreciation             (10,477,196)         (21,561)        (570,098)        (825,041)      (1,097,564)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                            9,017,279          (17,808)       3,190,394          617,566       15,090,089
Capital loss carryforward                          --               --               --       (7,241,873)              --
Undistributed ordinary income               4,172,469           69,656          111,052           25,839           12,109
Undistributed long-term capital gains      11,986,449          191,715          354,931               --        8,244,968
Undistributed tax-exempt income                    --               --          286,463               --               --
Other temporary difference                         --             (323)        (286,463)         (25,835)         (19,650)
--------------------------------------------------------------------------------------------------------------------------
   Accumulated earnings (deficit)       $  25,176,197    $     243,240    $   3,656,377    $  (6,624,303)   $  23,327,516
==========================================================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of September 30, 2007, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                              AMOUNT         EXPIRATION DATE
----------------------------------------------------------------------------
Clover Core Fixed Income Fund              $       4,682               2014
                                                 287,670               2015
                                           -------------
                                           $     292,352
                                           -------------

Diversified Growth Fund                    $  13,685,911               2009
                                              35,398,494               2010
                                              11,331,155               2011
                                               1,876,878               2013
                                           -------------
                                           $  62,292,438
                                           -------------

Family Heritage Fund                       $   4,367,662               2011
                                               1,827,109               2013
                                           -------------
                                           $   6,194,771
                                           -------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Pitcairn Taxable Bond Fund                 $     473,083               2010
                                                 129,200               2014
                                                 103,864               2015
                                           -------------
                                           $     706,147
                                           -------------

Sands Capital Select Growth Fund           $   8,044,957               2009
                                              12,366,467               2010
                                               5,719,519               2011
                                               2,692,298               2014
                                              13,792,905               2015
                                           -------------
                                           $  42,616,146
                                           -------------

Short Duration Fixed Income Fund           $   1,994,293               2012
                                                  96,050               2013
                                               1,027,850               2014
                                                 852,134               2015
                                           -------------
                                           $   3,970,327
                                           -------------

Ultra Short Duration Fixed Income Fund     $   6,705,867               2012
                                                 371,187               2014
                                                 164,819               2015
                                           -------------
                                           $   7,241,873
                                           -------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2007, the funds utilized capital loss carryforwards as follows:

                                                                        AMOUNT
--------------------------------------------------------------------------------
Diversified Growth Fund                                               $3,656,477
Family Heritage Fund                                                  $4,984,006
Mid Cap Fund                                                          $    8,814

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of net investment loss have been made to the following Funds for the year ended September 30, 2007:


                                                        ACCUMULATED     ACCUMULATED
                                             PAID-IN   NET INVESTMENT   NET REALIZED
                                             CAPITAL    INCOME (LOSS)  GAINS (LOSSES)
-------------------------------------------------------------------------------------
Clover Core Fixed Income Fund            $         3    $     3,351    $     (3,354)
Diversified Growth Fund                  $   (35,993)   $    35,993    $         --
Diversified Small Cap Value Fund         $         5    $   452,011    $   (452,016)
Diversified Value Fund                   $        --    $  (483,924)   $    483,924
Family Heritage Fund                     $    (9,797)   $     9,797    $         --
Healthcare and Biotechnology Fund        $        --    $   310,313    $   (310,313)
International Equity Fund                $         3    $   564,892    $   (564,895)
Mid Cap Fund                             $        33    $   287,050    $   (287,083)
Pitcairn Taxable Bond Fund               $       133    $      (133)   $         --
Sands Capital Select Growth Fund         $(4,662,714)   $ 4,662,715    $         (1)
Short Duration Fixed Income Fund         $         2    $   (39,817)   $     39,815
Small Cap Fund                           $        --    $    96,488    $    (96,488)
Small Cap Value Opportunities Fund       $        --    $    36,621    $    (36,621)
Tax-Exempt Bond Fund                     $    42,413    $        (4)   $    (42,409)
Ultra Short Duration Fixed Income Fund   $        --    $  (140,497)   $    140,497
Value Opportunities Fund                 $        (2)   $        --    $          2

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretatin No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual report on March 31, 2008. Management is in the process of determing the impact of adoption.

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended September 30, 2007 qualify for the corporate dividends received deduction:

Diversified Growth Fund                                                  74%
Diversified Value Fund                                                   86%
Family Heritage Fund                                                     95%
Mid Cap Fund                                                             34%
Strategic Value and High Income Fund                                     21%
Value Opportunities Fund                                                 18%

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CONCENTRATIONS/RISKS

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. SPECIAL MEETING OF SHAREHOLDERS/ACQUISITION

On July 13, 2007, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of assets and liabilities of the Pitcairn Select Value Fund to the Diversified Value Fund in exchange for shares of the Diversified Value Fund and the subsequent liquidation of the Pitcairn Select Value Fund.

The acquisition was approved as follows:

                                 NUMBER OF VOTES
--------------------------------------------------------------------------------
             FOR                  AGAINST               ABSTAIN
--------------------------------------------------------------------------------
          4,895,423                  --                     --


The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation and realized gain immediately before and after the reorganization:


                                           BEFORE                   AFTER
                                       REORGANIZATION           REORGANIZATION
--------------------------------------------------------------------------------
                                  PITCAIRN        DIVERSIFIED    DIVERSIFIED
                                SELECT VALUE         VALUE          VALUE
                                    FUND             FUND            FUND
--------------------------------------------------------------------------------
SHARES:
Class A                            4,828,626     12,243,103     17,071,729
Class C                                   --            549            549
NET ASSETS:
Class A                         $ 53,968,888   $156,169,584   $210,138,472
Class C                         $         --   $      6,763   $      6,763
NET ASSET VALUE:
Class A                         $      11.18   $      12.31   $      12.31
Class C                         $         --   $      12.32   $      12.32
UNREALIZED APPRECIATION         $ 10,452,450   $ 30,014,913   $ 40,467,363
ACCUMULATED NET REALIZED GAIN   $         --   $  3,027,167   $  3,027,167

--------------------------------------------------------------------------------
Portfolio of Investments
Clover Core Fixed Income Fund - September 30, 2007
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
-------------------------------------------------------------------------------

                U.S. GOVERNMENT MORTGAGE-BACKED
                OBLIGATIONS -- 43.1%
$    295,496    FHLMC ARM Pool #Q10089 (A),
                   4.51%, 1/1/36                                   $    292,264
     951,808    FHLMC CMO Ser 3225 Class
                   EO PO (B), .00%, 10/15/36                            725,759
     763,651    FHLMC CMO/REMIC Ser 3100
                   PO (B), .00%, 1/15/36                                603,769
     301,010    FHLMC CMO/REMIC Ser 3139,
                   Class YB, 4.38%, 4/15/15                             289,732
     707,209    FHLMC Gold #08168, 6.00%, 12/1/36                       708,176
     539,431    FHLMC Pool #C01844, 4.50%, 4/1/34                       501,238
     621,350    FHLMC Pool #G08062, 5.00%, 6/1/35                       593,679
      54,955    FNMA CMO/REMIC Ser 1994-17,
                   Class H, 6.00%, 2/25/09                               55,177
     503,449    FNMA Pool #254759, 4.50%, 6/1/18                        486,040
     621,077    FNMA Pool #255111, 5.50%, 3/1/34                        609,583
      12,991    FNMA Pool #369214, 5.00%, 4/1/09                         12,916
      47,729    FNMA Pool #535301, 6.50%, 4/1/15                         49,046
     740,487    FNMA Pool #689022, 5.00%, 5/1/33                        708,843
     421,791    FNMA Pool #694431, 5.00%, 3/1/18                        414,612
     329,599    FNMA Pool #738783, 7.00%, 2/1/25                        342,802
     297,608    FNMA Pool #G11570, 5.00%, 4/1/19                        292,549
     697,245    GNMA CMO PAC-1(11) Ser 2006-26
                   PO (B), .00%, 6/20/36                                543,489
     115,031    GNMA CMO/REMIC Ser 2004-59,
                   Class DA, 5.00%, 6/16/34                             113,174
       4,201    GNMA Pool #196477, 10.00%, 4/15/10                        4,549
      14,358    GNMA Pool #202886, 8.00%, 3/15/17                        15,171
       4,962    GNMA Pool #221235, 8.50%, 7/15/17                         5,328
      13,730    GNMA Pool #331786, 8.00%, 8/15/22                        14,570
      76,350    GNMA Pool #376400, 6.50%, 2/15/24                        78,323
      63,003    GNMA Pool #439478, 7.00%, 1/15/27                        66,076
     152,036    GNMA Pool #457921, 5.50%, 12/15/28                      150,318
      94,378    GNMA Pool #462622, 6.50%, 3/15/28                        96,846
      43,795    GNMA Pool #533974, 6.50%, 5/15/32                        44,865
     113,555    GNMA Pool #570400, 6.50%, 9/15/31                       116,386
      32,259    GNMA Pool #781029, 6.50%, 5/15/29                        33,096
     151,038    GNMA Pool #781096, 6.50%, 12/15/28                      155,010
      73,165    GNMA Pool #781231, 7.00%, 12/15/30                       75,860
     117,991    GNMA Pool #781276, 6.50%, 4/15/31                       121,002
      70,244    GNMA Pool #781328, 7.00%, 9/15/31                        73,589
-------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                MORTGAGE-BACKED OBLIGATIONS                        $  8,393,837
-------------------------------------------------------------------------------

                CORPORATE BONDS -- 18.8%
                FINANCIALS -- 7.9%
     650,000    Lehman Brothers Holdings,
                   MTN (A), 8.00%, 9/5/16                               636,999
     500,000    Morgan Stanley, MTN (A),
                   7.50%, 10/23/18                                      495,000
     450,000    SLM, MTN Ser A, 5.38%, 5/15/14                          392,711
-------------------------------------------------------------------------------
                                                                      1,524,710
-------------------------------------------------------------------------------

                INDUSTRIALS -- 3.3%
     650,000    Toyota Motor Credit, MTN (A),
                   8.00%, 9/1/16                                        643,500
-------------------------------------------------------------------------------

                UTILITIES -- 3.0%
     350,000    AES, 9.38%, 9/15/10                                     369,250
     215,000    Consolidated Natural Gas,
                   Ser C, 6.25%, 11/1/11                                221,068
-------------------------------------------------------------------------------
                                                                        590,318
-------------------------------------------------------------------------------

                ENERGY -- 2.6%
     475,000    XTO Energy, 7.50%, 4/15/12                              513,240
-------------------------------------------------------------------------------

                CONSUMER STAPLES -- 2.0%
     367,000    Conagra Foods, 7.88%, 9/15/10                           395,140
-------------------------------------------------------------------------------

                TOTAL CORPORATE BONDS                              $  3,666,908
-------------------------------------------------------------------------------

                U.S. TREASURY OBLIGATIONS -- 20.9%
   1,150,000    U.S. Treasury Bond, 6.25%, 8/15/23                    1,321,152
     175,000    U.S. Treasury Bond, 4.50%, 2/15/36                      165,908
     500,000    U.S. Treasury Note, 4.88%, 4/30/11                      512,930
   1,000,000    U.S. Treasury Note, 4.25%, 8/15/13                      998,984
     100,000    U.S. Treasury Note, 4.00%, 2/15/15                       97,289
     980,000    U.S. Treasury Note, 4.63%, 2/15/17+                     984,517
-------------------------------------------------------------------------------
                TOTAL U.S. TREASURY OBLIGATIONS                    $  4,080,780
-------------------------------------------------------------------------------


                ASSET-BACKED SECURITIES -- 9.6%
     300,000    Countrywide Alternative Loan
                   Trust, Ser 2005-J13, Class 2A8,
                   5.50%, 11/25/35                                      280,010
     500,000    CS First Boston Mortgage Securities,
                   Ser 2005-C5, Class A3 (A),
                   5.10%, 8/15/38                                       493,622
     500,000    Merrill Lynch Mortgage
                   Investors, Ser 1998-C1, Class A3 (A),
                   6.72%, 11/15/26                                      530,694
     600,000    Wachovia Bank Commercial
                   Mortgage Trust, Ser 2003-C5,
                   Class B, 4.11%, 6/15/35                              563,023
-------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES                      $  1,867,349
-------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY
                OBLIGATION -- 4.2%
     750,000    TVA, 5.88%, 4/1/36                                 $    811,492
-------------------------------------------------------------------------------

                MUNICIPAL BOND -- 2.0%
                VIRGINIA -- 2.0%
     400,000    State Housing Authority RB,
                   Taxable Rental, Ser C,
                   5.00%, 5/1/13                                   $    392,740
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Clover Core Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                                            VALUE
-------------------------------------------------------------------------------

                INVESTMENT FUND -- 2.3%
     443,438    BlackRock Institutional Money
                   Market Trust, 5.37% * ^                         $    443,438
-------------------------------------------------------------------------------

                CASH EQUIVALENT -- 1.0%
     195,956    BlackRock TempFund,
                   Institutional Shares, 5.34% ^                   $    195,956
-------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 101.9%
                (Cost $20,133,180)                                 $ 19,852,500

                LIABILITIES IN EXCESS OF
                OTHER ASSETS -- (1.9%)                                 (367,177)
-------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                               $ 19,485,323
===============================================================================

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $431,982.

*     Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2007.

(B) Zero Coupon security - The rate reported was the effective yield at the time of purchase.

ARM - Adjustable Rate Mortgage

CMO - Collateralized Mortgage Obligation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

PO - Principal Only Security

MTN - Medium Term Note

RB - Revenue Bond

REMIC - Real Estate Mortgage Investment Conduit

TVA - Tennessee Valley Authority

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Growth Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                  MARKET
COMMON STOCKS -- 100.0%                           SHARES          VALUE
-------------------------------------------------------------------------

TECHNOLOGY -- 20.9%
ADC Telecommunications*                           74,823   $    1,467,279
Apple*                                            13,528        2,077,089
Cisco Systems*                                   149,531        4,950,972
Hewlett-Packard                                   73,927        3,680,825
Intel                                             93,906        2,428,409
International Business Machines                   20,923        2,464,729
Microsoft                                        140,436        4,137,246
Oracle*                                          173,813        3,763,051
QUALCOMM                                          28,212        1,192,239
-------------------------------------------------------------------------
                                                               26,161,839
-------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.7%
Accenture+                                        57,568        2,317,112
Best Buy                                          56,141        2,583,609
Brinker International                             34,515          947,092
Dollar Tree Stores*                               44,401        1,800,017
eBay*                                             46,561        1,816,810
Google, Class A*                                   4,632        2,627,595
Jarden*                                           31,778          983,211
Marriott International - Class A                  42,233        1,835,869
NIKE, Class B                                     34,264        2,009,926
Omnicom Group                                     43,368        2,085,567
Staples                                           67,508        1,450,747
Wal-Mart Stores                                   63,819        2,785,698
Walt Disney                                       76,627        2,635,203
-------------------------------------------------------------------------
                                                               25,878,456
-------------------------------------------------------------------------

HEALTH CARE -- 17.2%
Aetna                                             46,441        2,520,353
Amgen*                                            40,622        2,297,987
Barr Pharmaceuticals*                             20,703        1,178,208
Biogen Idec*                                      28,226        1,872,231
Eli Lilly                                         63,791        3,631,621
Johnson & Johnson                                 39,685        2,607,305
Patterson*                                        68,378        2,640,074
Stryker                                           42,010        2,888,607
WellPoint*                                        23,074        1,821,000
-------------------------------------------------------------------------
                                                               21,457,386
-------------------------------------------------------------------------

PRODUCER DURABLES -- 12.1%
Applied Materials                                101,145        2,093,702
Caterpillar                                       23,993        1,881,771
Danaher                                           15,520        1,283,659
Goodrich                                          43,490        2,967,322
Novellus Systems*                                 66,863        1,822,685
Parker Hannifin+                                  23,301        2,605,751
United Technologies                               30,018        2,415,849
-------------------------------------------------------------------------
                                                               15,070,739
-------------------------------------------------------------------------

ENERGY -- 6.9%
Chesapeake Energy                                 44,421        1,566,284
Global Industries*                                57,441        1,479,680
National-Oilwell Varco*                           21,995        3,178,277
Unit*                                             22,209        1,074,916
Valero Energy                                     20,198        1,356,902
-------------------------------------------------------------------------
                                                                8,656,059
-------------------------------------------------------------------------

CONSUMER STAPLES -- 6.7%
Altria Group                                      32,475        2,257,987
PepsiCo                                           57,953        4,245,636
Procter & Gamble                                  27,258        1,917,328
-------------------------------------------------------------------------
                                                                8,420,951
-------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.8%
American International Group                      17,778        1,202,682
First Marblehead+                                 30,359        1,151,517
Goldman Sachs Group                               10,244        2,220,284
Host Hotels & Resorts+                            53,818        1,207,676
Morgan Stanley Dean Witter & Co.                  22,539        1,419,957
-------------------------------------------------------------------------
                                                                7,202,116
-------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 3.5%
Alcoa                                             34,953        1,367,361
Celanese                                          37,962        1,479,759
E.I. du Pont de Nemours                           30,815        1,527,192
-------------------------------------------------------------------------
                                                                4,374,312
-------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 3.3%
FedEx                                             17,790        1,863,502
Harley-Davidson+                                  27,900        1,289,259
Norfolk Southern                                  17,868          927,528
-------------------------------------------------------------------------
                                                                4,080,289
-------------------------------------------------------------------------

UTILITIES -- 1.9%
AES*                                              61,574        1,233,943
Telephone & Data Systems                          17,523        1,086,426
-------------------------------------------------------------------------
                                                                2,320,369
-------------------------------------------------------------------------

OTHER -- 1.0%
iShares Russell 1000 Growth Index Fund             9,841          606,402
iShares S&P MidCap 400 Growth Index Fund           7,570          685,995
-------------------------------------------------------------------------
                                                                1,292,397
-------------------------------------------------------------------------

TOTAL COMMON STOCKS                                        $  124,914,913
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Growth Fund (Continued)
--------------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES          VALUE
-------------------------------------------------------------------------

INVESTMENT FUND -- 7.0%
BlackRock Institutional Money
    Market Trust, 5.37% ** ^                   8,685,782   $    8,685,782
-------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 107.0%
(Cost $119,031,391)                                        $  133,600,695

LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.0%)                (8,723,014)
-------------------------------------------------------------------------

NET ASSETS -- 100.0%                                       $  124,877,681
=========================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $8,571,315.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Small Cap Value Fund - September 30, 2007
--------------------------------------------------------------------------------
                                                                MARKET
COMMON STOCKS -- 99.1%                           SHARES         VALUE
--------------------------------------------------------------------------
FINANCIAL SERVICES -- 29.8%
American Campus Communities                       45,620   $     1,336,210
Anworth Mortgage Asset+                          189,700         1,022,483
Argo Group International Holdings*                22,490           978,540
Central Pacific Financial                         27,100           791,320
City Holding                                      43,190         1,572,548
Columbia Banking System                           89,845         2,858,867
Delphi Financial Group, Class A                   24,585           993,726
FelCor Lodging Trust                              87,845         1,750,751
FirstMerit                                       117,335         2,318,539
Flushing Financial                                83,380         1,400,784
Glacier Bancorp+                                  40,350           908,682
Hanover Insurance Group                           40,625         1,795,219
HCC Insurance Holdings+                           44,105         1,263,167
Highwoods Properties                              26,300           964,421
Home Properties                                   22,160         1,156,309
Horace Mann Educators                             71,775         1,414,685
IBERIABANK                                        34,065         1,793,522
Independent Bank                                  42,820         1,271,754
IPC Holdings+                                     41,075         1,185,014
Lexington Realty Trust+                           76,600         1,532,766
LTC Properties                                    57,765         1,367,298
National Penn Bancshares+                        107,105         1,752,242
National Retail Properties+                       51,825         1,263,494
Navigators Group*                                 28,005         1,519,271
Northwest Bancorp+                                46,905         1,334,916
Old National Bancorp                              54,100           896,437
Pacific Capital Bancorp                           64,350         1,692,405
Phoenix Companies                                116,725         1,646,990
Potlatch                                          26,196         1,179,606
Prosperity Bancshares                             32,200         1,067,752
Sotheby's                                         38,790         1,853,773
Sovran Self Storage                               19,450           891,588
Sterling Bancshares                              126,887         1,447,781
Sun Communities                                   37,800         1,137,024
United America Indemnity, Class A*                38,535           828,888
Waddell & Reed Financial, Class A                 68,525         1,852,231
West Coast Bancorp                                31,910           906,563
Westamerica Bancorp+                              17,225           857,977
Zenith National Insurance                         23,825         1,069,504
--------------------------------------------------------------------------
                                                                52,875,047
--------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.4%
99 Cents Only Stores*                             85,400           877,058
AFC Enterprises*                                  55,000           827,750
Brown Shoe                                        43,392           841,805
CEC Entertainment*                                25,850           694,590
Consolidated Graphics*                            14,010           879,688
Dollar Thrifty Automotive Group*                  29,400         1,019,886
Dollar Tree Stores*                               31,305         1,269,105
Elizabeth Arden*                                  64,920         1,750,242
Ethan Allen Interiors+                            30,100           983,969
Harris Interactive*                              172,285           742,548
HOT Topic*                                       103,700           773,602
Kellwood+                                         30,315           516,871
Kforce*                                           71,425           918,526
K-Swiss, Class A                                  53,750         1,231,413
Lee Enterprises                                   46,450           723,227
Maidenform Brands*                                55,905           887,771
Multimedia Games*                                 47,010           400,525
OfficeMax                                         21,130           724,125
Pantry*+                                          14,350           367,791
Scholastic*                                       37,100         1,293,305
School Specialty*                                 33,650         1,165,300
Service Corporation International                 84,000         1,083,600
Steiner Leisure*                                  14,375           623,875
Tractor Supply*                                   24,450         1,126,901
United Online                                     94,525         1,418,819
Wet Seal, Class A*+                              204,800           792,576
Wolverine World Wide                              34,350           941,190
Zale*                                             36,275           839,404
--------------------------------------------------------------------------
                                                                25,715,462
--------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 13.0%
Ampco-Pittsburgh                                  29,220         1,150,684
Barnes Group                                      41,050         1,310,316
Buckeye Technologies*                             72,205         1,093,184
Calgon Carbon*+                                  150,575         2,102,026
Chemtura                                         114,775         1,020,350
Cleveland-Cliffs+                                 16,900         1,486,693
Compass Minerals International                    37,275         1,268,841
EMCOR Group*                                      58,175         1,824,368
Ferro                                             46,025           919,580
Graphic Packaging*                               209,670           947,708
Innospec                                          39,295           895,140
OM Group*                                         18,405           971,968
Quanta Services*                                  76,640         2,027,127
Royal Gold                                        39,925         1,307,544
RTI International Metals*                         12,275           972,917
Stillwater Mining*                               101,500         1,044,435
URS*                                              29,815         1,683,057
Washington Group International*                   13,595         1,193,777
--------------------------------------------------------------------------
                                                                23,219,715
--------------------------------------------------------------------------

TECHNOLOGY -- 11.8%
Atmel*                                           214,865         1,108,703
Black Box                                         35,025         1,497,669
Brocade Communications Systems*                  127,385         1,090,416
CommScope*                                        34,270         1,721,724
CSG Systems International*                        36,995           786,144
Digital River*                                    17,920           801,920
Fairchild Semiconductor International*            71,105         1,328,241
Finisar*+                                        290,675           813,890
j2 Global Communications*                         32,040         1,048,669
Macrovision*                                      46,500         1,145,295
Mentor Graphics*                                  40,790           615,929
MicroStrategy, Class A*                            8,930           708,506
Omnivision Technologies*+                         24,775           563,136

--------------------------------------------------------------------------------
Diversified Small Cap Value Fund (Continued)
--------------------------------------------------------------------------------

                                                                 MARKET
COMMON STOCKS -- 99.1% (CONTINUED)                SHARES          VALUE
---------------------------------------------------------------------------

TECHNOLOGY -- 11.8% (CONTINUED)
Oplink Communications*                            70,825      $     967,470
Perot Systems, Class A*                           57,700            975,707
SeaChange International*                         173,955          1,203,769
SPSS*                                             27,305          1,123,328
Sykes Enterprises*                                59,960            995,936
Vignette*                                         63,000          1,264,410
Zoran*                                            67,315          1,359,763
---------------------------------------------------------------------------
                                                                 21,120,625
---------------------------------------------------------------------------

PRODUCER DURABLES -- 6.4%
Bucyrus International, Class A                    40,680          2,966,793
CTS                                               56,335            726,722
EnPro Industries*                                 26,425          1,072,855
Flowserve                                         12,595            959,487
Itron*+                                           17,415          1,620,814
Mine Safety Appliances                            15,825            745,516
NICE Systems ADR*                                 37,885          1,357,798
Orbital Sciences*                                 67,360          1,498,086
SymmetriCom, Inc.*                                98,150            461,305
---------------------------------------------------------------------------
                                                                 11,409,376
---------------------------------------------------------------------------

UTILITIES -- 6.0%
AGL Resources                                     32,030          1,269,029
Atmos Energy                                      43,775          1,239,708
Avista                                            70,825          1,441,288
Black Hills+                                      33,675          1,381,349
Cleco                                             51,995          1,313,914
MGE Energy                                        26,150            874,456
Nicor                                             24,340          1,044,186
ONEOK                                             18,365            870,501
Westar Energy                                     51,875          1,274,050
---------------------------------------------------------------------------
                                                                 10,708,481
---------------------------------------------------------------------------

ENERGY -- 5.6%
Alpha Natural Resources*                          43,225          1,004,117
Cabot Oil & Gas                                   68,705          2,415,667
Forest Oil*+                                      54,019          2,324,977
Foundation Coal Holdings                          39,420          1,545,264
Petrohawk*                                        90,825          1,491,347
Whiting Petroleum*                                26,110          1,160,590
---------------------------------------------------------------------------
                                                                  9,941,962
---------------------------------------------------------------------------

HEALTH CARE -- 4.7%
Albany Molecular Research*                        69,950          1,056,245
CONMED*                                           33,070            925,629
Greatbatch*                                       42,075          1,118,774
Invacare                                          58,800          1,374,744
MedCath*                                          60,925          1,673,001
PSS World Medical*                                65,795          1,258,658
Salix Pharmaceuticals*+                           85,050          1,056,321
---------------------------------------------------------------------------
                                                                  8,463,372
---------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 4.2%
ArvinMeritor+                                     55,525            933,931
HUB Group, Class A*                               37,280          1,119,518
Pacer International                               37,740            718,947
Republic Airways Holdings*                        59,110          1,251,359
Skywest                                           44,425          1,118,177
Tenneco*                                          77,330          2,398,003
---------------------------------------------------------------------------
                                                                  7,539,935
---------------------------------------------------------------------------

CONSUMER STAPLES -- 3.2%
Church & Dwight+                                  25,695          1,208,693
Spartan Stores                                    45,235          1,019,145
TreeHouse Foods*                                  73,235          1,981,006
Universal                                         30,150          1,475,843
---------------------------------------------------------------------------
                                                                  5,684,687
---------------------------------------------------------------------------

TOTAL COMMON STOCKS                                           $ 176,678,662
---------------------------------------------------------------------------

INVESTMENT FUND -- 12.3%
BlackRock Institutional Money
    Market Trust, 5.37% ** ^                  21,898,722      $  21,898,722
---------------------------------------------------------------------------

CASH EQUIVALENT -- 0.1%
BlackRock TempFund, Institutional
    Shares, 5.34% ^                              137,160      $     137,160
---------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 111.5%
(Cost $187,302,679)                                           $ 198,714,544

LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.5%)                (20,434,480)
---------------------------------------------------------------------------

NET ASSETS -- 100.0%                                          $ 178,280,064
===========================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $20,579,210.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Value Fund  - September 30, 2007
--------------------------------------------------------------------------------
                                                                 MARKET
COMMON STOCKS -- 100.1%                         SHARES           VALUE
----------------------------------------------------------------------------

FINANCIAL SERVICES -- 31.1%
American International Group                      94,357      $   6,383,251
Bear Stearns+                                     31,325          3,847,023
Capital One Financial                             71,854          4,773,261
CapitalSource                                    111,250          2,251,700
Citigroup                                        187,572          8,753,986
Everest Re Group                                  33,814          3,727,655
Goldman Sachs Group                               11,060          2,397,144
Host Hotels & Resorts+                           111,198          2,495,283
JPMorgan Chase                                   201,253          9,221,413
RenaissanceRe Holdings                            28,151          1,841,357
TCF Financial                                    168,663          4,415,597
Torchmark                                         52,845          3,293,300
Washington Mutual                                 36,360          1,283,872
Wells Fargo                                      189,329          6,743,899
----------------------------------------------------------------------------
                                                                 61,428,741
----------------------------------------------------------------------------

ENERGY -- 15.2%
Anadarko Petroleum                                82,702          4,445,233
Chevron Texaco                                    62,545          5,852,961
ConocoPhillips                                    78,826          6,918,558
Exxon Mobil                                       97,020          8,980,171
Marathon Oil                                      66,161          3,772,500
----------------------------------------------------------------------------
                                                                 29,969,423
----------------------------------------------------------------------------

UTILITIES -- 12.7%
American Electric Power                           83,338          3,840,215
NSTAR                                            137,632          4,790,970
SCANA                                             87,746          3,399,280
Telephone & Data Systems                          46,228          2,866,136
Verizon Communications                           231,669         10,258,303
----------------------------------------------------------------------------
                                                                 25,154,904
----------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 8.5%
Citadel Broadcasting                                   1                  3
Dollar Tree Stores*                               64,625          2,619,898
J.C. Penney Company                               61,066          3,869,752
News, Class A                                     93,574          2,057,692
Walt Disney                                      238,916          8,216,322
----------------------------------------------------------------------------
                                                                 16,763,667
----------------------------------------------------------------------------

HEALTH CARE -- 8.5%
Aetna                                             60,151          3,264,395
Eli Lilly                                         37,890          2,157,078
Johnson & Johnson                                 74,809          4,914,951
Pfizer                                           259,686          6,344,129
----------------------------------------------------------------------------
                                                                 16,680,553
----------------------------------------------------------------------------

PRODUCER DURABLES -- 6.7%
Alliant Techsystems*+                             16,650          1,819,845
Caterpillar                                       36,457          2,859,322
Dover                                             42,366          2,158,548
Goodrich                                          40,135          2,738,411
Novellus Systems*                                 37,184          1,013,636
Parker Hannifin+                                  23,624          2,641,872
----------------------------------------------------------------------------
                                                                 13,231,634
----------------------------------------------------------------------------

CONSUMER STAPLES -- 6.3%
Altria Group                                      80,805          5,618,371
J.M. Smucker                                      63,122          3,371,977
Procter & Gamble                                  48,081          3,382,018
----------------------------------------------------------------------------
                                                                 12,372,366
----------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 6.0%
Alcoa                                             88,287          3,453,788
Dow Chemical                                      44,156          1,901,357
International Paper                               35,913          1,288,199
Lyondell Chemical                                 58,634          2,717,686
Pactiv*                                           84,219          2,413,717
----------------------------------------------------------------------------
                                                                 11,774,747
----------------------------------------------------------------------------

TECHNOLOGY -- 3.8%
Computer Sciences*                                25,280          1,413,152
Hewlett-Packard                                   91,562          4,558,872
PerkinElmer                                       53,617          1,566,153
----------------------------------------------------------------------------
                                                                  7,538,177
----------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 0.9%
Norfolk Southern                                  33,163          1,721,491
----------------------------------------------------------------------------

OTHER -- 0.4%
iShares S&P 500 Value Index Fund+                  9,824            799,772
----------------------------------------------------------------------------

TOTAL COMMON STOCKS                                           $ 197,435,475
----------------------------------------------------------------------------

INVESTMENT FUND -- 5.3%
BlackRock Institutional
    Money Market Trust, 5.37% ** ^            10,473,364      $  10,473,364
----------------------------------------------------------------------------

CASH EQUIVALENT -- 0.0%
PNC Bank Money Market Fund, 4.43% ^               71,700      $      71,700
----------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 105.4%
(Cost $176,153,636)                                           $ 207,980,539

LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.4%)                 (10,599,803)
----------------------------------------------------------------------------

NET ASSETS -- 100.0%                                          $ 197,380,736
============================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $10,257,451.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Family Heritage(R) Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                 MARKET
COMMON STOCKS -- 99.8%                            SHARES          VALUE
---------------------------------------------------------------------------

FINANCIAL SERVICES -- 22.1%
Berkshire Hathaway, Class B*                         335       $  1,323,920
Capital One Financial                             30,245          2,009,175
CapitalSource+                                    76,739          1,553,197
Commerce Bancshares                               42,749          1,961,752
CompuCredit*                                      52,888          1,148,198
Federated Investors, Class B                      56,956          2,261,153
Fiserv*                                           25,024          1,272,721
Flagstar Bancorp                                  86,724            843,825
Paychex                                           35,143          1,440,863
Philadelphia Consolidated Holding*                16,387            677,439
TCF Financial                                    100,559          2,632,634
W. R. Berkley                                     44,309          1,312,876
---------------------------------------------------------------------------
                                                                 18,437,753
---------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 15.8%
Aaron Rents                                       29,755            663,537
Best Buy                                          35,215          1,620,594
Carnival                                          21,855          1,058,438
Central European Distribution*                    37,715          1,806,925
eBay*+                                            33,097          1,291,445
Lifetime Brands+                                  41,544            842,928
Marriott International, Class A                   25,514          1,109,094
NIKE, Class B                                     19,059          1,118,001
Viacom, Class B*                                  28,230          1,100,123
Wal-Mart Stores                                   58,226          2,541,564
---------------------------------------------------------------------------
                                                                 13,152,649
---------------------------------------------------------------------------

TECHNOLOGY -- 14.4%
Dell*                                             61,024          1,684,262
General Dynamics                                  22,118          1,868,307
Microsoft                                         99,501          2,931,300
Oracle*                                          100,238          2,170,153
Qualcomm                                          26,695          1,128,131
Sirenza Microdevices*                             49,227            851,135
Vishay Intertechnology*                          104,411          1,360,475
---------------------------------------------------------------------------
                                                                 11,993,763
---------------------------------------------------------------------------

HEALTH CARE -- 12.4%
Cephalon*                                         21,753          1,589,274
Eli Lilly                                         68,853          3,919,801
ICU Medical*                                      19,745            765,119
Stryker                                           45,401          3,121,773
Universal Health Services, Class B                17,901            974,172
---------------------------------------------------------------------------
                                                                 10,370,139
---------------------------------------------------------------------------

ENERGY -- 10.6%
Apache                                            16,438          1,480,406
CARBO Ceramics+                                   14,104            715,496
Chesapeake Energy                                 34,269          1,208,325
Devon Energy                                      16,585          1,379,872
Global Industries*                                33,237            856,185
Hess Corporation                                  29,548          1,965,829
Murphy Oil                                        16,944          1,184,216
---------------------------------------------------------------------------
                                                                  8,790,329
---------------------------------------------------------------------------

UTILITIES -- 8.4%
AES*                                             134,235          2,690,070
Comcast, Class A*+                                67,896          1,641,725
Telephone & Data Systems                          43,292          2,684,104
---------------------------------------------------------------------------
                                                                  7,015,899
---------------------------------------------------------------------------

PRODUCER DURABLES -- 6.0%
Danaher                                           36,361          3,007,418
Illinois Tool Works                               33,834          2,017,860
---------------------------------------------------------------------------
                                                                  5,025,278
---------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 4.8%
E.I. du Pont de Nemours                           47,627          2,360,394
Worthington Industries                            69,378          1,634,546
---------------------------------------------------------------------------
                                                                  3,994,940
---------------------------------------------------------------------------

CONSUMER STAPLES -- 4.0%
Hansen Natural*                                   13,523            766,484
Wm. Wrigley Jr.                                   39,394          2,530,276
---------------------------------------------------------------------------
                                                                  3,296,760
---------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 0.8%
Werner Enterprises                                40,661            697,336
---------------------------------------------------------------------------

OTHER -- 0.5%
SPDR Trust Series 1                                2,679            408,923
---------------------------------------------------------------------------

TOTAL COMMON STOCKS                                            $ 83,183,769
---------------------------------------------------------------------------

INVESTMENT FUND -- 4.8%
BlackRock Institutional
    Money Market Trust, 5.37% ** ^             3,970,776       $  3,970,776
---------------------------------------------------------------------------

CASH EQUIVALENT -- 0.3%
PNC Bank Money Market Fund, 4.43% ^              283,051       $    283,051
---------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 104.9%
(Cost $70,257,073)                                             $ 87,437,596

LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.9%)                  (4,121,844)
---------------------------------------------------------------------------

NET ASSETS -- 100.0%                                           $ 83,315,752
===========================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $3,833,606.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
Healthcare and Biotechnology Fund - September 30, 2007
-------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 96.5%                                    SHARES      VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 94.0%
Abbott Laboratories                                       20,440   $  1,095,993
Aetna                                                     24,950      1,354,037
Alexion Pharmaceuticals*                                  30,210      1,968,182
Allergan                                                  30,650      1,976,006
AMERIGROUP*                                               31,710      1,093,361
Baxter International                                      43,710      2,459,998
Beckman Coulter                                            3,460        255,210
BioMarin Pharmaceutical*                                  13,650        339,885
Bristol-Myers Squibb                                      45,140      1,300,935
Celgene*+                                                 17,240      1,229,384
Charles River Laboratories International*                 12,350        693,453
CSL                                                        6,840        651,284
Cypress Bioscience*                                       18,090        247,652
DENTSPLY International                                    40,680      1,693,915
Express Scripts*                                          25,110      1,401,640
Gilead Sciences*                                          75,380      3,080,780
Henry Schein*                                             13,762        837,280
Hologic*+                                                 14,060        857,660
Humana*                                                   12,220        853,934
ICON Plc ADR*                                             15,630        797,599
Intermune*+                                               22,310        426,790
Intuitive Surgical*                                        2,760        634,800
Inverness Medical Innovations*                            11,460        633,967
Johnson & Johnson                                         29,150      1,915,155
Kendle International*                                     10,670        443,125
KV Pharmaceutical, Class A*                               20,680        591,448
Kyphon*                                                   11,490        804,300
Laboratory Corp. of America Holdings*                     14,660      1,146,852
Medco Health Solutions*                                   17,790      1,608,038
Merck & Co., Inc.                                         44,240      2,286,765
MGI Pharma*                                               20,250        562,545
Novo Nordisk A/S ADR                                       3,900        472,056
Onyx Pharmaceuticals*                                     13,400        583,168
Progenics Pharmaceuticals*+                               16,580        366,584
Quality Systems+                                          13,360        489,377
Respironics*                                              10,800        518,724
Schering-Plough                                           74,920      2,369,719
Seattle Genetics*                                         28,020        314,945
Shire ADR                                                 32,338      2,392,364
Smith & Nephew ADR+                                       16,240        994,538
St. Jude Medical*                                         33,810      1,490,007
Sunrise Senior Living*                                    22,680        802,192
Thermo Fisher Scientific*                                 49,770      2,872,723
United Therapeutics*+                                      7,840        521,674
Universal Health Services, Class B                         8,400        457,128
VCA Antech*+                                               6,490        270,958
Xenoport*                                                 10,800        508,140
Zimmer Holdings*                                           9,200        745,108
-------------------------------------------------------------------------------
                                                                     51,411,378
-------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 2.5%
Bayer AG ADR                                              17,540      1,391,799
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 52,803,177
-------------------------------------------------------------------------------

INVESTMENT FUND -- 7.2%
BlackRock Institutional
    Money Market Trust, 5.37% ** ^                     3,930,823   $  3,930,823
-------------------------------------------------------------------------------

CASH EQUIVALENT -- 4.6%
BlackRock TempFund,
    Institutional Shares, 5.34% ^                      2,501,034   $  2,501,034
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 108.3%
(Cost $49,337,966)                                                 $ 59,235,034

LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.3%)                      (4,543,950)
-------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 54,691,084
===============================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $3,847,724.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
International Equity Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                        MARKET
FOREIGN COMMON STOCKS -- 99.1%                               SHARES     VALUE
--------------------------------------------------------------------------------

AUSTRALIA -- 4.8%
Adelaide Brighton Ltd.                                       44,000   $  154,228
Aditya Birla Minerals Ltd.*                                   2,000        7,401
Amcor Ltd.                                                   18,500      121,155
Asx Ltd.                                                      1,900       90,625
Bhp Billiton Ltd.                                            36,400    1,439,010
Bluescope Steel Ltd.                                         24,700      235,624
Boral Ltd.                                                   14,400       91,877
Coca-Cola Amatil Ltd.*                                        8,600       68,684
Felix Resources Ltd.                                          1,400        7,131
Fortescue Metals Group Ltd.*                                  1,200       50,784
Goodman Fiedler Ltd.                                         75,200      172,168
Incitec Pivot Ltd.                                              200       15,181
Independence Group Nl                                         9,400       54,637
Insurance Aust Group                                         24,900      116,004
Jabiru Metals Ltd.*                                          27,000       36,179
Jubilee Mines Nl                                             10,300      158,672
Lend Lease Ltd.                                               5,400       90,567
Macmahon Holdings Ltd.                                       84,200      124,779
Minara Resouces Ltd.                                         25,000      144,423
Mincor Resources                                             12,500       47,143
National Australia Bank Ltd.                                 25,800      909,147
Oakton Ltd.                                                   2,800       16,871
Onesteel Ltd.                                                18,041      110,462
Orica Ltd.                                                   10,200      272,447
Origin Energy Ltd.                                           27,900      255,009
Pacific Brands Ltd.                                          18,400       50,617
Perilya Ltd.                                                 20,700       73,292
Portman Ltd.                                                  2,300       23,471
Qantas Airways Ltd.                                          35,800      177,269
Rio Tinto Ltd.                                                5,600      537,787
Sally Malay Mining*                                          32,100      138,723
Santos Limited                                               18,500      247,072
Sims Group Ltd.                                               7,100      203,379
Tabcorp Holdings Ltd.                                        13,300      178,805
Telstra Corp Ltd.                                            51,900      200,802
Woolworths Ltd.                                              20,400      537,833
WorleyParsons Ltd.                                              700       26,344
Zinifex Ltd.                                                 17,600      276,752
--------------------------------------------------------------------------------
                                                                       7,462,354
--------------------------------------------------------------------------------

AUSTRIA -- 0.8%
Immofinanz AG*                                               28,607      356,950
Omv AG                                                        3,427      228,858
Voestalpine AG                                                8,000      691,337
--------------------------------------------------------------------------------
                                                                       1,277,145
--------------------------------------------------------------------------------

BELGIUM -- 1.8%
Agfa-gevaert Nv                                                 620       11,936
Delhaize Group                                                6,387      612,059
D'ieteren SA                                                    225      100,425
Fortis                                                       42,000    1,236,791
Immobiliere De Belgique                                         172        9,284
Recticel                                                      1,651       24,956
Solvay SA                                                     2,321      336,839
Umicore                                                       1,800      430,203
--------------------------------------------------------------------------------
                                                                       2,762,493
--------------------------------------------------------------------------------

CANADA -- 7.6%
Addax Petroleum                                               7,910      311,963
Agrium, Inc.                                                    148        8,061
Angiotech Pharmaceuticals*                                    5,600       34,905
Aspreva Pharmaceuticals*                                      2,500       51,573
Atco Ltd, Class I                                             4,200      245,278
Axcan Pharma*                                                 3,340       69,741
Bank of Montreal                                              7,420      484,870
Bank of Nova Scotia                                          15,300      803,685
Barrick Gold                                                 15,800      634,573
Biovail                                                      10,000      174,123
Bpo Properties Ltd.                                           1,670      113,309
Canadian Natural Resources                                    9,248      702,502
Canadian Utilities Ltd., Class A                              8,100      396,165
Cascades                                                      8,100       81,024
Celestica*                                                    2,210       13,464
Cogeco                                                        1,240       47,122
Dorel Industries, Inc., Class B                                 600       18,096
Dundee Corp, Class A*                                         5,400      119,324
Empire Co., Ltd, Class A                                      2,550      126,257
EnCana                                                       12,000      741,932
Finning International                                           100        3,223
FirstService*                                                 2,040       63,741
George Weston Ltd.                                            5,840      416,849
Gerdau Ameristeel                                             8,600      101,588
Goldcorp                                                         30          917
Groupe CGI*                                                  22,900      262,221
Husky Energy                                                    710       29,586
Husky Injection Molding Systems Ltd.                            420        3,382
Industrial Alliance Insurance
    and Financial Services                                    4,600      180,356
Inmet Mining                                                  4,000      401,126
Kinross Gold*                                                 4,690       70,065
Laurentian Bank of Canada                                     1,792       76,836
Linamar                                                       5,320      136,650
Lundin Mining Corp.*                                            200        2,572
Manulife Financial                                            3,100      127,808
Martinrea International*                                      4,800       82,517
Methanex                                                      7,200      181,176
MI Developments, Inc., Class A                                3,600      119,216
Nexen                                                        11,820      361,124
Nortel Networks Ltd.*                                         3,470       59,235
Northbridge Financial Corp.                                   3,200      112,275
Open Text Corp.*                                              4,200      109,613
Petro-Canada                                                  5,140      294,903
Potash Corp. of Saskatchewan                                  1,300      137,293
Power Corp. of Canada                                        12,670      507,717
QLT, Inc.*                                                    5,420       30,459
Rothmans, Inc.                                                4,900      113,547
Royal Bank of Canada                                          3,110      172,118
Savanna Energy Services Corp.                                 4,300       73,489

--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 99.1%                                          MARKET
(CONTINUED)                                                 SHARES      VALUE
--------------------------------------------------------------------------------
CANADA -- 7.6% (CONTINUED)
Sherritt International Corp.                                 11,150  $   178,454
Sierra Wireless, Inc.*                                        2,000       41,721
Teck Cominco Ltd., Class B                                   11,906      565,197
Telus Corp.                                                   9,207      518,339
Tesco Corp.*                                                  2,700       73,696
Toronto-Dominion Bank                                         9,345      716,823
Transcontinental, Inc., Class B                               6,200      135,631
Yamana Gold                                                  10,870      128,840
--------------------------------------------------------------------------------
                                                                      11,768,270
--------------------------------------------------------------------------------

CHINA -- 1.2%
BOC Hong Kong Holdings Ltd.                                  84,500      214,135
China Mobile Ltd.                                             2,000       32,751
China Petroleum & Chemical
    Corp. (Sinopec)                                          16,000       19,985
China Unicom Ltd.                                            16,000       33,096
CITIC International Financial Holdings Ltd.                 188,000      150,422
Digital China Holdings Ltd.                                  25,000       14,504
Guangdong Investment Ltd.                                    94,000       64,449
Guangzhou Investment Co., Ltd.                              350,000      109,405
Hopson Development                                           28,000       93,287
Industrial & Commercial
    Bank of China (Asia) Ltd.                                54,000      150,736
PetroChina Co., Ltd., Class H                               242,000      458,856
Shanghai Industrial Holdings                                 36,000      179,679
Shenzhen Expressway Co., Ltd.                                 8,000        8,305
Sinotrans Ltd.                                              234,000      143,280
TPV Technology Ltd.                                          66,000       47,544
Weiqiao Textile Co., Ltd., Class H                           39,000       73,246
--------------------------------------------------------------------------------
                                                                       1,793,680
--------------------------------------------------------------------------------

DENMARK -- 0.4%
A P Moeller - Maersk A/S                                         46      624,726
Danske Bank A/S                                               1,387       56,311
--------------------------------------------------------------------------------
                                                                         681,037
--------------------------------------------------------------------------------

FINLAND -- 1.0%
Elisa Oyj                                                     4,550      141,447
Nokia Oyj                                                    10,400      395,385
Outokumpu Oyj                                                10,500      377,176
Sampo Oyj                                                    22,500      686,953
--------------------------------------------------------------------------------
                                                                       1,600,961
--------------------------------------------------------------------------------

FRANCE -- 9.2%
Air France-KLM                                               10,971      403,170
Atos Origin SA*                                               1,385       80,582
BNP Paribas SA                                               16,200    1,772,817
Cap Gemini SA                                                 8,100      499,226
Christian Dior SA                                             6,000      767,829
Ciments Francais SA                                           1,200      210,960
Club Mediterranee*                                              217       14,080
CNP Assurances SA                                             3,692      472,313
Compagnie Generale des Etablissements
    Michelin, Class B                                         7,301      981,588
Credit Agricole SA                                           21,923      845,657
France Telecom                                               43,558    1,459,077
Natixis                                                      22,462      498,088
Nexans                                                        2,586      425,376
Nexity                                                          885       54,558
Peugeot SA                                                   10,500      866,652
Renault                                                         455       65,935
Saint-Gobain (cie De)                                        11,600    1,210,701
Sanofi-Aventis                                               20,200    1,710,483
Sequana Capital                                                 437       14,426
Sodexho Alliance SA                                           7,600      525,633
Sucriere de Pithiviers-Le-Vieil                                   3        2,545
Thales SA                                                     2,727      159,867
Thomson                                                       6,000       91,380
Total SA                                                      9,000      731,807
Valeo                                                         7,200      400,633
--------------------------------------------------------------------------------
                                                                      14,265,383
--------------------------------------------------------------------------------

GERMANY -- 8.4%
Allianz SE                                                    1,100      257,020
Bayer AG                                                     22,550    1,791,137
Bechtle AG                                                      391       16,984
BMW-Bayerische Motoren Werke AG                               1,600      103,472
DaimlerChrysler AG                                           24,300    2,451,311
Deutsche Bank AG                                             11,800    1,520,160
Draegerwerk AG                                                  102        9,382
E.ON AG                                                      14,200    2,620,899
Fresenius AG                                                  7,500      565,989
Infineon Technologies AG*                                    41,429      714,263
MTU Aero Engines Holding AG                                     679       41,345
MVV Energie AG                                                  678       28,512
RWE AG                                                        5,993      752,405
Siemens AG                                                    2,533      347,667
ThyssenKrupp AG                                              15,600      993,506
Volkswagen AG                                                 3,595      812,560
--------------------------------------------------------------------------------
                                                                      13,026,612
--------------------------------------------------------------------------------

GREECE -- 0.4%
Bank of Greece*                                               1,568      205,154
Public Power Corp., S.A. (PPC)                               10,000      396,435
--------------------------------------------------------------------------------
                                                                         601,589
--------------------------------------------------------------------------------

HONG KONG -- 1.7%
Asia Financial Holdings Ltd.                                 12,000        7,132
Chevalier International Holdings Ltd.                        32,000       35,812
China Oriental Group Co., Ltd.                              199,000      113,914
Chow Sang Sang Holdings
    International Ltd.                                       36,000       50,384
CLP Holdings Ltd.                                            50,500      349,493
Esprit Holdings Ltd.                                          2,500       39,716
Great Eagle Holdings Ltd.                                     4,000       15,179
Guoco Group Ltd.                                             10,000      136,355
Hang Lung Properties Ltd.                                    21,000       94,007
Hang Seng Bank Ltd.                                           4,700       83,494
Henderson Land Development Co., Ltd.                         16,000      126,887
Hong Kong and China Gas Co., Ltd.                            26,000       60,536

--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS -- 99.1%                                         MARKET
(CONTINUED)                                                 SHARES     VALUE
--------------------------------------------------------------------------------

HONG KONG -- 1.7% (CONTINUED)
Hongkong Electric Holdings Ltd.                              29,000   $  150,710
Hopewell Holdings                                            30,000      143,172
Hutchison Whampoa Ltd.                                       11,000      117,657
Jardine Matheson Holdings Ltd.                                5,200      148,720
Jardine Strategic                                             3,000       47,400
New World Development Ltd.                                   11,000       30,423
Pacific Century Premium
    Developments Ltd.                                       151,000       47,201
Sinolink Worldwide Holdings Ltd.                            286,000       91,607
Sun Hung Kai & Co., Ltd.                                     35,000       49,975
Tai Cheung Holdings                                          63,000       50,489
Transport International Holdings Ltd.                        20,400      115,726
Truly International Holdings                                 18,000       48,509
Vislink plc                                                   6,265        8,666
Wheelock & Co., Ltd.                                         57,000      156,911
Wheelock Properties Ltd.                                    105,000      116,429
Wing On Co. International Ltd.                               23,100       43,324
Winsor Properties Holdings Ltd.                              21,000       39,170
Yue Yuen Industrial Holdings                                 20,500       61,311
--------------------------------------------------------------------------------
                                                                       2,580,309
--------------------------------------------------------------------------------

INDIA -- 0.0%
Reliance Energy Ltd. GDR, 144a                                  380       28,500
--------------------------------------------------------------------------------

IRELAND -- 0.1%
DCC plc                                                       2,934       86,608
--------------------------------------------------------------------------------

ITALY -- 4.3%
ACEA S.p.A                                                    3,000       59,123
Acegas-APS S.p.A                                             22,475      240,535
C.I.R. - Compagnie Industriali Riunite                       77,500      302,540
Danieli S.p.A                                                 5,852      199,448
Enel S.p.A                                                   36,000      407,615
Engineering Ingegneria Informatica S.p.A                      3,869      190,347
Eni S.p.A                                                    28,200    1,045,159
Fiat S.p.A                                                   32,900      995,093
IFIL - Investments S.p.A                                      4,022       43,360
Immobiliare Lombarda S.p.A.*                                553,194      135,449
Intek S.p.A                                                 116,440      132,837
Intesa Sanpaolo                                              24,000      185,326
Iride S.p.A                                                  36,272      133,450
Italcementi S.p.A                                            18,000      398,888
Italmobiliare S.p.A                                              78        9,729
KME Group*                                                  149,529      394,905
Mittel S.p.A                                                  5,691       43,337
Pirelli & C. S.p.A.*                                        147,475      177,706
Reply S.p.A                                                   2,720       88,087
Telecom Italia S.p.A                                        403,210    1,226,160
UniCredito Italiano S.p.A                                    26,800      229,305
--------------------------------------------------------------------------------
                                                                       6,638,399
--------------------------------------------------------------------------------

JAPAN -- 18.4%
Adeka                                                         4,300       45,109
Aichi Bank                                                      700       60,332
Aichi Machine Industry Co., Ltd.                              7,000       17,551
Aida Engineering Ltd.                                         5,000       32,125
Aioi Insurance Co., Ltd.                                     24,000      139,573
Aiphone Co., Ltd.                                             1,200       20,069
Aizawa Securities Co., Ltd.                                     500        3,613
Akita Bank Ltd.                                               2,000        8,741
Alpen Co., Ltd.                                               1,900       25,490
Amada                                                         2,000       22,357
Aoyama Trading                                                2,900       73,721
Arakawa  Chemical Industrial Ltd.                             1,200       13,675
Asahi Breweries Ltd.                                         19,400      295,564
Asahi Diamond Industrial Co., Ltd.                            4,000       28,451
Asahi Glass Co., Ltd.                                        23,000      309,363
Asahi Kasei                                                  26,000      210,055
Autobacs Seven Co., Ltd.                                      1,400       36,382
Bosch                                                        13,000       63,152
Bridgestone Corp.                                            14,600      322,849
Canon                                                        16,550      903,395
Canon Finetech                                                  400        6,881
Casio Computer Co., Ltd.                                      9,600      137,567
Cawachi Ltd.                                                  1,700       45,732
Central Glass Co., Ltd.                                      14,000       70,570
Central Japan Railway                                             5       53,106
Chiyoda Co., Ltd.                                             2,200       31,621
Chubu Steel Plate Co., Ltd.                                   1,700       11,840
Chubu-Nippon Broadcasting Co., Ltd.                             200        2,298
Chudenko                                                      1,400       25,352
Chukyo Bank Ltd.                                             14,000       41,440
Cleanup                                                       2,600       18,040
Coca-Cola Central Japan Co., Ltd.                                 6       46,124
Corona                                                        1,900       29,046
Cosmo Oil                                                     3,000       14,312
Cosmos Initia Co., Ltd.                                       1,000        4,179
Dai Nippon Printing Co., Ltd.                                11,000      157,245
Daiichikosho                                                  3,100       34,599
Daikoku Denki Co., Ltd.                                         900       12,145
Dainippon Ink & Chemicals                                    33,000      146,233
Dainippon Screen Mfg. Co., Ltd.                              10,000       60,245
Dainippon Sumitomo Pharma Co., Ltd.                           8,000       74,383
Daisyo                                                        1,500       20,137
DyDo Drinco                                                     200        7,975
Eighteenth Bank Ltd.                                         11,000       44,147
Eizo Nanao                                                      100        3,291
Espec                                                         1,200        8,117
Fields                                                           19       25,804
Fuji Electric Holdings Co., Ltd.                             27,000      120,350
Fuji Fire and Marine Insurance Co., Ltd.                     18,000       61,429
Fuji Heavy Industries Ltd.                                   33,000      145,083
Fuji Machine Mfg Co. Ltd.                                     2,800       54,481
Fuji Television Network                                           1        2,011
Fujifilm Holdings                                            12,300      568,607

--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS -- 99.1%                                          MARKET
(CONTINUED)                                                   SHARES    VALUE
--------------------------------------------------------------------------------

JAPAN -- 18.4% (CONTINUED)
Fujikura Ltd.                                                  12,000   $ 75,950
Fujishoji Co. Ltd.                                                  1        888
Fujitsu Business Systems Ltd.                                   1,800     30,087
Fujitsu Ltd.                                                   49,000    346,389
Fukuda Denshi Co., Ltd.                                           100      3,230
Futaba                                                          3,100     68,280
Futaba Industrial Co., Ltd.                                     3,200     82,462
H.I.S. Co., Ltd.                                                1,900     35,729
Hakuhodo DY Holdings, Inc.                                        240     16,841
Hakuto Co., Ltd.                                                1,100     16,088
Hankyu Hanshin Holdings, Inc.                                  41,000    209,524
Heiwa                                                           5,000     58,852
Heiwado Co., Ltd.                                               3,300     52,603
Hi-Lex                                                          1,500     23,088
Hitachi Cable Ltd.                                             14,000     86,780
Hitachi Koki Co., Ltd.                                          3,100     53,437
Hitachi Ltd.                                                   83,000    552,779
Hitachi Maxell Ltd.                                             4,600     49,658
Hitachi Systems & Services                                        400      7,835
Hokkaido Electric Power                                         7,500    162,256
Honda Motor Co., Ltd.                                          27,300    917,407
Hyakugo Bank Ltd.                                              13,000     75,149
Idemitsu Kosan Co., Ltd.                                        1,900    213,877
Inabata & Co., Ltd.                                             4,300     28,076
Ines                                                              300      1,745
Ishikawajima-Harima Heavy Industries                           45,000    141,427
Itochu                                                         28,000    340,051
Itoham Foods                                                    1,000      4,074
Jalux                                                             100      1,798
Japan Airlines                                                 18,000     39,020
Japan Digital Laboratory Co., Ltd.                              1,200     17,185
Japan Wool Textile Co., Ltd.                                    7,000     56,553
JFE Holdings                                                   11,700    829,130
Kaken Pharmaceutical Co., Ltd.                                  8,000     58,016
Kamei                                                           3,000     17,264
Kaneka                                                         11,000     92,509
Kansai Electric Power Co.                                         200      4,571
Kasumi Co.                                                      5,000     25,639
Kato Sangyo Co., Ltd.                                           1,900     24,961
Kawasaki Heavy Industries Ltd.                                 58,000    227,223
KDDI Corp.                                                         20    148,348
Keihanshin Real Estate Co., Ltd.                                4,000     21,556
Kirin Brewery Co., Ltd.                                        22,000    291,124
Kissei Pharmaceutical Ltd.                                      3,000     54,325
Kitagawa Industries Co.                                           700     11,091
Kobe Steel Ltd.                                                76,000    283,846
Komori                                                          4,000     98,028
Konaka Co. Ltd.                                                   970      7,372
Kurabo Industries Ltd.                                         18,000     44,818
Kyokuto Kaihatsu Kogyo Co., Ltd.                                2,300     17,481
Kyorin Co., Ltd.                                                1,000     14,321
Maeda Road Construction Co., Ltd.                               7,000     61,307
Maezawa Kasei Industries Co., Ltd.                              1,100     15,964
Marubeni                                                        2,000     18,352
Marudai Food Company Ltd.                                       2,000      7,139
Matsushita Electric Industrial Co., Ltd.                       47,000    881,774
Matsuya Foods Co., Ltd.                                         1,300     15,573
Max Co., Ltd.                                                   1,000     14,809
Mazda Motor                                                    37,000    187,150
Meiko Trans Co., Ltd.                                           1,000     12,275
Mercian                                                         3,000      6,582
Mikuni Coca-Cola Bottling Co., Ltd.                             3,600     40,242
Millea Holdings, Inc.                                           8,000    321,769
Mitsubishi                                                     30,600    969,694
Mitsubishi Heavy Industries Ltd.                               85,000    555,739
Mitsubishi UFJ Financial Group                                     70    615,505
Mitsui High-tec                                                   500      5,820
Mitsui Mining & Smelting Co., Ltd.                             29,000    124,973
Mitsui Sumitomo Insurance Co., Ltd.                            40,000    469,769
Mitsuuroko Co., Ltd.                                              100        710
Mizuho Financial Group                                             75    427,676
Mochida Pharmaceutical Co., Ltd.                                4,000     37,923
NAFCO Co., Ltd.                                                   100      2,472
Nagase & Co., Ltd.                                              6,000     71,040
Nakayama Steel Works Ltd.                                       9,000     21,312
NAMCO BANDAI Holdings                                           9,200    133,757
NEC Corp.                                                      54,000    262,325
NEC Electronics*                                                1,800     51,713
NEC Leasing Ltd.                                                  100      1,705
NEC Networks & System Integration                               2,900     31,988
NGK SPARK PLUG Co., Ltd.                                        8,000    124,320
NICHICON Corp.                                                  3,300     41,887
NIDEC COPAL                                                       500      5,689
Nihon Yamamura Glass Co., Ltd.                                  1,000      2,420
Nippo                                                           2,000     16,001
Nippon Electric Glass Co., Ltd.                                15,000    241,588
Nippon Koei Co., Ltd.                                           1,000      2,821
Nippon Light Metal Co., Ltd.                                    5,000     11,013
Nippon Mining Holdings                                         33,500    336,560
Nippon Steel Corp.                                            131,000    943,167
Nippon Telegraph & Telephone Corp. (NTT)                          146    682,558
Nippon Television Network                                         140     18,026
Nippon Yusen Kabushiki Kaisha                                  21,000    205,128
Nishimatsu Construction Co., Ltd.                               8,000     24,168
Nissan Motor Co., Ltd.                                         64,900    650,328
Nissan Shatai Co., Ltd.                                        10,000     61,551
Nissay Dowa General Insurance Co., Ltd.                        16,000     97,924
Nisshin Steel Co., Ltd.                                        43,000    193,915
Nitto Kogyo                                                     2,200     33,901
Noritake Co., Ltd.                                              5,000     23,854
NTT DoCoMo, Inc.                                                  179    255,570
OHARA, Inc.*                                                    1,200     22,461
Ohmoto Gumi Co., Ltd.                                           3,000     18,779
Oiles                                                             800     17,307
OJI Paper Co., Ltd.                                             9,000     43,564
OMRON Corp.                                                     7,500    198,494
Onward Kashiyama Co., Ltd.                                     10,000    101,162

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--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 99.1%                                          MARKET
(CONTINUED)                                                 SHARES      VALUE
--------------------------------------------------------------------------------

JAPAN -- 18.4% (CONTINUED)
Osaka Steel Co., Ltd.                                        1,800   $    33,300
Piolax, Inc.                                                 1,000        20,676
Pioneer                                                      7,400        90,773
Rakuten, Inc.                                                  423       165,900
Ricoh Co., Ltd.                                              5,000       105,776
Right On Co., Ltd.                                             500         5,372
Riso Kagaku Corp.                                            1,100        22,313
Rohm Co., Ltd.                                                 100         8,836
Roland                                                       1,200        33,431
Royal Holdings Co., Ltd.                                     2,400        28,374
Ryosan Co., Ltd.                                             2,500        62,573
Sanden Corp.                                                 8,000        44,644
San-In Godo Bank Ltd.                                       11,000        87,146
Sankyo Co., Ltd.                                             3,300       133,592
Sanwa Shutter                                                2,000        11,213
Sazaby League Ltd.                                           1,400        37,905
Sega Sammy Holdings, Inc.                                    9,300       123,876
Seikagaku Corp.                                                400         4,618
Seiko Epson Corp.                                            6,800       168,424
Sekisui Jushi Corp.                                          4,000        35,276
SENSHUKAI CO., LTD                                             100         1,258
SHiDAX Corp.                                                    23        15,678
Shinkawa Ltd.                                                1,300        23,824
Shin-Kobe Electric Machinery Co., Ltd.                       3,000        12,223
ShinMaywa Industries Ltd.                                    8,000        38,236
Shinsei Bank Ltd.                                           44,000       138,667
Showa Corp.                                                  3,400        40,522
Showa Denko K.K                                             46,000       174,205
Showa Shell Sekiyu                                           8,100       104,154
Sintokogio Ltd.                                              3,500        52,623
SOFTBANK Corp.                                               1,900        35,067
Sojitz Corp.*                                               35,500       154,529
SSP CO., LTD                                                 6,000        27,894
Sumisho Computer Systems Corp.                                 100         1,959
Sumitom Pipe & Tube Co., Ltd.                                2,000        15,392
Sumitomo Chemical Co., Ltd.                                 34,000       291,560
Sumitomo Corp.                                              23,200       448,387
Sumitomo Electric Industries Ltd.                           19,170       305,412
Sumitomo Forestry Co., Ltd.                                  8,000        66,025
Sumitomo Metal Mining Co., Ltd.                             15,000       364,341
Sumitomo Mitsui Financial Group, Inc.                           51       397,380
Sumitomo Precision Products Co., Ltd.                        3,000        14,104
T&D Holdings, Inc.                                           4,900       301,598
Taiheiyo Cement                                             12,000        45,654
Taisho Pharmaceutical Co., Ltd.                              4,000        78,701
Takagi Securities Co., Ltd.                                  4,000        13,059
Takeda Pharmaceutical*                                       5,200       365,786
Techno Associe Co., Ltd.                                     1,000        12,101
Teijin Ltd.                                                 38,000       185,592
Teikoku Tsushin Kogyo Co., Ltd.                              2,000         8,567
TKC Corp.                                                    2,000        36,129
Toagosei Co., Ltd.                                          15,000        55,892
Toho Bank Ltd.                                              12,000        44,713
Tokyo Steel Mfg. Co., Ltd.                                   6,800       105,613
Tokyo Style Co., Ltd.                                        7,000        72,764
Toppan Printing Co., Ltd.                                   19,000       195,682
Topre Corp.                                                  3,000        26,692
Topy Industries Ltd.                                        12,000        32,072
Torii Pharmaceutical Co., Ltd.                               2,000        35,172
Toshiba Corp.*                                              36,000       336,290
Toshiba TEC Corp.                                           15,000        92,718
Tosoh Corp.                                                 20,000       129,717
TOTO Ltd.                                                   12,000        87,024
Toyo Ink Mfg. Co., Ltd.                                     16,000        54,185
Toyo Kohan Co., Ltd.                                         6,000        38,393
Toyo Securities Co., Ltd.                                    5,000        17,629
Toyota Auto Body Co., Ltd.                                   4,700        77,866
Toyota Motor Corp.                                          18,000     1,062,464
Trusco Nakayama Corp.                                        2,200        38,114
TSUGAMI Corporation                                          4,000        15,218
Tsurumi Mfg. Co., Ltd.                                       3,000        27,554
TV Asahi Corp.                                                  41        66,034
Uchida Yoko Co., Ltd.                                        4,000        18,178
Unimat Life Corp.                                            1,200        14,156
Unipres Corp.                                                2,900        22,596
UNY Co., Ltd.                                                9,000        78,431
VITAL-NET, Inc.                                                400         2,497
Wacoal Holdings Corp.                                        1,000        12,284
Yachiyo Industry Co., Ltd.                                     200         2,716
Yamaha Motor Co., Ltd.                                       8,100       206,616
Yamato Kogyo Co., Ltd.                                       3,600       173,003
Yokogawa Electric Corp.                                      9,800       119,274
Yonekyu Corp.                                                2,000        20,598
Yuraku Real Estate Co., Ltd.                                 4,000        17,412
--------------------------------------------------------------------------------
                                                                      28,792,123
--------------------------------------------------------------------------------

NETHERLANDS -- 2.3%
ABN Amro Holding N.V                                         4,500       237,112
Aegon N.V                                                   17,927       343,329
Akzo Nobel N.V                                               1,800       148,364
Corporate Express                                           14,900       162,333
Hunter Douglas N.V                                           1,200       107,807
ING Groep N.V                                               39,600     1,757,930
Koninklijke DSM N.V                                         11,700       631,508
Van der Moolen Holding N.V.*                                 2,081         9,407
Vedior N.V                                                   7,800       171,628
--------------------------------------------------------------------------------
                                                                       3,569,418
--------------------------------------------------------------------------------

NEW ZEALAND -- 0.0%
Air New Zealand Ltd.                                         8,200        15,347
--------------------------------------------------------------------------------

NORWAY -- 0.3%
Aker ASA                                                     3,502       247,470
Aker Yards A/S                                               4,587        54,024
Ementor ASA*                                                13,228       119,728
--------------------------------------------------------------------------------
                                                                         421,222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS -- 99.1%                                         MARKET
(CONTINUED)                                                  SHARES     VALUE
--------------------------------------------------------------------------------

PORTUGAL -- 0.7%
Cimpor - Cimentos de Portugal SGPS S.A                        30,000  $  248,556
EDP - Energias de Portugal S.A                               124,108     725,622
Sonae Industria-SGPS S.A.*                                    12,324     138,486
Teixeira Duarte - Engenharia E
    Construcoes, S.A                                           8,551      24,876
--------------------------------------------------------------------------------
                                                                       1,137,540
--------------------------------------------------------------------------------

SINGAPORE -- 1.2%
Chartered Semiconductor Manufacturing*                        66,000      48,428
DBS Group Holdings Ltd.                                       26,000     378,055
Haw Par Corp. Ltd.                                             1,000       5,453
Ho Bee Investment Ltd.                                        21,000      30,818
Hotel Plaza Ltd.                                              42,000      61,353
Jardine Cycle & Carriage Limited                              15,000     186,806
K1 Ventures Ltd.*                                            165,000      35,544
Keppel Corp Ltd.*                                             12,000     116,324
Kingboard Copper Foil Holdings Ltd.                          129,000      37,775
MCL Land Ltd.                                                  7,000      12,440
Metro Holdings Ltd.                                           16,000      11,202
Neptune Orient Lines Ltd.                                     26,000      92,763
Singapore Airlines Ltd.                                       20,533     257,099
Singapore Technologies Engineering Ltd.                       66,000     173,275
SP Chemicals Ltd.                                             65,000      51,632
United Overseas Bank                                           5,000      74,386
UOB-Kay Hian Holdings Ltd.                                    70,000     101,313
Wing Tai Holdings                                             52,000     135,119
--------------------------------------------------------------------------------
                                                                       1,809,785
--------------------------------------------------------------------------------

SOUTH KOREA -- 3.9%
Doosan Co., Ltd.*                                              1,060     220,073
GS Home Shopping                                                 610      53,924
Hanil Cement Co., Ltd.                                           720      81,823
Hanwha Chemical                                                5,190     136,960
Hyundai Heavy Industries Co., Ltd.                             1,300     600,885
Hyundai Mipo Dockyard Co., Ltd.                                  500     172,103
Hyundai Mobis                                                  2,250     238,731
KCC Engineering & Construction Co., Ltd.                         260      20,399
Korea Development Financing Corp.*                             1,060      61,389
Korea Electric Power Corp.                                     6,630     310,798
Korea Kumho Petrochemical Co., Ltd.                              800      61,629
Korea Petrochemical Industrial Co., Ltd.                         360      35,404
Korea Zinc Co., Ltd.                                             750     141,780
KT Corp.                                                       1,200      60,252
KT Freetel Co., Ltd.                                           5,110     185,382
Kyeryong Construction Industrial Co., Ltd.                     1,010      61,252
LG Electronics, Inc.*                                          2,140     199,934
LS Cable Ltd.                                                  1,210     150,729
Nong Shim Holdings Co., Ltd.                                     120      11,670
Pacific                                                          590     122,816
POSCO                                                            830     610,382
Samho International Co., Ltd.*                                   580      17,112
Samsung Electronics Co., Ltd.                                    990     622,030
Samsung Heavy Industries Co., Ltd.                             8,090     430,070
Samwhan Corp.                                                  1,680      58,102
 Samyang Genex Co., Ltd.                                         400      45,238
SFA Engineering Corp.                                            920      54,688
Shinhan Financial Group Co., Ltd.                              5,490     358,741
SK Energy Co., Ltd.*                                           2,229     389,777
SK Gas Co., Ltd.                                                 680      64,497
SK Holdings Co., Ltd.                                            911     194,030
SK Telecom Co., Ltd.                                           1,010     231,765
--------------------------------------------------------------------------------
                                                                       6,004,365
--------------------------------------------------------------------------------

SPAIN -- 4.7%
Banco Bilbao Vizcaya Argentaria S.A                            8,400     196,928
Banco Santander Central Hispano S.A                          132,000   2,565,647
Cementos Portland Valderrivas S.A                              1,745     189,866
Iberdrola S.A                                                  2,700     158,631
Iberia Lineas Aereas de Espana S.A                            45,398     221,406
Repsol YPF S.A                                                25,402     907,408
Sol Melia S.A                                                 17,600     331,545
Telefonica S.A                                                98,590   2,759,818
--------------------------------------------------------------------------------
                                                                       7,331,249
--------------------------------------------------------------------------------

SWEDEN -- 2.0%
SAAB AB, Class B                                               8,195     193,947
SAS AB*                                                       20,000     358,490
Svenska Cellulosa AB (SCA)                                       580      10,824
Tele2 AB                                                      27,800     600,765
Telefonaktiebolaget LM Ericsson, Class B                      45,255     181,197
TeliaSonera AB                                               102,000     922,063
Volvo AB                                                      48,000     836,166
--------------------------------------------------------------------------------
                                                                       3,103,452
--------------------------------------------------------------------------------

SWITZERLAND -- 5.4%
Bobst Group AG                                                   166      12,119
Bucher Industries AG                                           2,096     389,225
Ciba Specialty Chemicals AG                                    6,590     335,939
Clariant AG*                                                   2,679      32,928
Credit Suisse Group                                            2,700     179,266
Energiediedienst Holding AG                                       92      49,467
Georg Fischer AG*                                                540     371,750
Holcim AG                                                      8,400     927,842
Jungfraubahn Holding AG                                          661      34,633
Nestle S.A                                                     1,250     561,520
Novartis AG                                                   11,268     621,833
Roche Holding AG                                               2,893     524,554
Schweizerische National-
    Versicherungs-Gesellschaft                                   195     150,741
SEZ Holding AG                                                10,800     251,389
Siegfried Holding AG                                           1,687     278,933
Swiss Life Holding*                                            1,890     490,256
Swiss Reinsurance                                             12,400   1,104,471
UBS AG                                                         5,200     279,596
Walter Meier Holding AG*                                          93      17,733
Zueblin Immobilien Holding AG*                                34,000     293,494
Zurich Financial Services AG                                   4,960   1,487,893
--------------------------------------------------------------------------------
                                                                       8,395,582
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund (Continued)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 99.1%                                         MARKET
(CONTINUED)                                               SHARES       VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM -- 18.5%
3i Group plc                                               21,763   $    444,166
Anglo American plc                                         30,667      2,063,708
AstraZeneca PLC                                             6,810        341,371
Aviva PLC                                                  82,343      1,240,831
BAE Systems PLC                                           113,955      1,151,208
Barclays PLC                                               16,800        204,694
Barratt Developments plc                                    1,776         27,181
BHP Billiton                                                5,100        182,609
BP plc                                                     71,000        824,399
Brit Insurance Holdings PLC                                16,944        118,391
British Airways*                                           46,000        360,706
British Energy Group PLC                                   49,000        535,867
Carphone Warehouse Group PLC                               43,282        308,619
Centrica PLC                                              109,715        854,150
COLT Telecom Group SA*                                     72,000        250,435
Compass Group PLC                                         116,000        716,767
Cookson Group PLC                                          19,800        309,103
Delta PLC                                                   9,608         25,851
Elementis PLC                                              10,330         20,766
G4S PLC                                                    26,024        107,557
GKN PLC                                                    64,000        463,550
GlaxoSmithKline PLC                                        24,209        642,932
HBOS PLC                                                    8,500        159,043
Home Retail Group plc                                       2,548         19,433
HSBC Holdings PLC                                          18,800        343,891
HSBC Holdings PLC                                          24,400        451,806
Imperial Chemical Industries PLC                              222          2,959
Kazakhmys PLC                                              27,500        790,537
Kelda Group PLC                                             3,600         63,493
LogicaCMG PLC                                              90,246        279,278
Millennium & Copthorne Hotels PLC                          28,800        282,844
NETeller PLC*                                              42,809         67,443
Old Mutual PLC                                            243,000        796,990
Prudential PLC                                             80,500      1,237,765
Rio Tinto PLC                                               1,824        157,788
RM PLC                                                     26,178        102,570
Royal Bank of Scotland Group PLC                          190,083      2,043,756
Royal Dutch Shell PLC, Class A                             42,000      1,734,503
Royal Dutch Shell PLC, Class B                             73,700      3,033,951
Smiths Group PLC                                           19,508        426,681
Standard Life PLC                                          32,047        189,167
Tesco PLC                                                  17,000        152,783
Trinity Mirror PLC                                         14,633        123,351
United Utilities PLC                                       47,200        676,010
Vodafone Group PLC                                        591,300      2,135,333
Wolseley                                                   21,687        366,738
WPP Group PLC                                              53,200        720,581
Xstrata PLC                                                19,200      1,274,369
--------------------------------------------------------------------------------
                                                                      28,827,924
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS                                         $153,981,347
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 0.1%
PNC Bank Money Market Fund, 4.43^                         108,376   $    108,376
--------------------------------------------------------------------------------

                                                                      MARKET
RIGHT -- 0.1%                                           PAR VALUE      VALUE
--------------------------------------------------------------------------------

BELGIUM -- 0.1%
Fortis Rights, .00%, 10/9/07                          $    42,000   $    222,802
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.3%
(Cost $124,183,307)                                                 $154,312,525

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%                          1,050,514
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                $155,363,039
================================================================================

*     Non-income producing security.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

GDR - Global Depository Receipt

144a- This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 97.3%                                SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 17.7%
AerCap Holdings NV*                                    279,670    $   6,960,986
Alexandria Real Estate Equities                         28,240        2,718,382
Alliance Data Systems*                                  50,640        3,921,562
Arch Capital Group*                                    101,300        7,537,733
Everest Re Group                                        75,010        8,269,102
Factset Research Systems                               106,740        7,317,027
Fidelity National Information Services                 128,669        5,709,044
Global Payments+                                       145,560        6,436,663
Hanover Insurance Group                                125,260        5,535,239
IntercontinentalExchange*                               61,780        9,384,382
Markel Corporation*                                     12,570        6,083,880
Nasdaq Stock Market*                                   159,110        5,995,265
Rayonier, REIT                                         104,980        5,043,239
Ryder System                                           132,690        6,501,810
--------------------------------------------------------------------------------
                                                                     87,414,314
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.9%
Brink's                                                112,430        6,282,588
Columbia Sportswear+                                    78,340        4,332,985
Corrections Corporation of America*                    136,340        3,568,018
Dollar Tree Stores*                                     89,080        3,611,303
DreamWorks Animation SKG, Class A*                     253,730        8,479,657
Hanesbrands*                                           170,450        4,782,827
Hewitt Associates, Class A*                            176,060        6,170,903
Jarden*                                                123,380        3,817,377
O'Reilly Automotive*+                                  175,590        5,866,462
PetSmart                                               218,760        6,978,444
R.H. Donnelley*                                         72,770        4,076,575
Rebublic Services                                      265,540        8,685,813
Saks+                                                  284,100        4,872,315
Sally Beauty Holdings*                                 612,270        5,173,682
Tech Data*                                             181,330        7,274,960
--------------------------------------------------------------------------------
                                                                     83,973,909
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 11.6%
Carlisle+                                              158,560        7,706,016
Covanta Holding*                                       370,750        9,087,083
Lincoln Electric Holdings                              102,640        7,965,890
Manitowoc                                              180,570        7,995,640
Roper Industries+                                      145,420        9,525,010
SBA Communications, Class A*                           261,750        9,234,540
Verigy*                                                241,930        5,978,090
--------------------------------------------------------------------------------
                                                                     57,492,269
--------------------------------------------------------------------------------

TECHNOLOGY -- 11.5%
Amphenol, Class A                                      210,490        8,369,083
Check Point Software Technologies*+                    311,800        7,851,124
Harris                                                 132,660        7,666,421
Intersil, Class A                                      147,080        4,916,884
McAfee*                                                166,930        5,820,849
Novell*                                                702,110        5,364,120
ON Semiconductor*                                      838,300       10,529,049
Trimble Navigation*                                    176,330        6,913,899
--------------------------------------------------------------------------------
                                                                     57,431,429
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 10.9%
Carpenter Technology                                    38,250        4,972,883
Celanese Corporation                                   192,560        7,505,989
Chicago Bridge & Iron                                  161,690        6,962,371
Harsco                                                 156,760        9,291,165
Nalco Holding                                          273,700        8,115,205
Pactiv*                                                124,800        3,576,768
Sigma-Aldrich                                          183,900        8,963,286
Titanium Metals*+                                      147,530        4,951,107
--------------------------------------------------------------------------------
                                                                     54,338,774
--------------------------------------------------------------------------------

HEALTH CARE -- 9.7%
Cephalon*+                                              73,330        5,357,490
Charles River Laboratories International*              134,980        7,579,127
Cubist Pharmaceuticals*                                195,420        4,129,225
Health Net*                                             96,820        5,233,121
Henry Schein*                                          123,820        7,533,209
IMS Health                                             168,690        5,168,662
Pediatrix Medical Group*                               127,960        8,371,142
Respironics*                                           100,370        4,820,771
--------------------------------------------------------------------------------
                                                                     48,192,747
--------------------------------------------------------------------------------

ENERGY -- 6.9%
Acergy ADR                                             126,590        3,759,723
Cameron International*                                  83,460        7,702,523
Exterran Holdings*                                      92,910        7,464,389
FMC Technologies*                                      135,160        7,793,326
Range Resources                                        190,025        7,726,417
--------------------------------------------------------------------------------
                                                                     34,446,378
--------------------------------------------------------------------------------

UTILITIES -- 6.4%
Allegheny Energy*                                      140,880        7,362,389
MDU Resources Group                                    152,150        4,235,856
National Fuel Gas+                                     143,490        6,716,767
NII Holdings*+                                         117,230        9,630,444
Telephone & Data Systems                                56,350        3,761,363
--------------------------------------------------------------------------------
                                                                     31,706,819
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 4.7%
Herbalife ADR                                          176,410        8,019,599
Molson Coors Brewing, Class B                           74,690        7,444,352
PepsiAmericas                                          248,120        8,049,013
--------------------------------------------------------------------------------
                                                                     23,512,964
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 1.0%
Goodyear Tire & Rubber*                                168,920        5,136,857
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 483,646,460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
                                                      SHARES          VALUE
--------------------------------------------------------------------------------

INVESTMENT FUND -- 10.6%
BlackRock Institutional
   Money Market Trust, 5.37% ** ^                   52,880,591    $  52,880,591
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.0%
BlackRock TempFund,
   Institutional Shares, 5.34% ^                    14,982,910    $  14,982,910
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 110.9%
(Cost $518,761,530)                                               $ 551,509,961

LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.9%)                    (54,013,587)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 497,496,374
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $49,789,776.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Pitcairn Taxable Bond Fund - September 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  VALUE                                                               AMOUNT
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 39.3%
            FINANCIALS -- 18.3%
$1,500,000  21st Century Insurance,
              5.90%, 12/15/13                                     $   1,521,008
 1,000,000  American General Finance,
              MTN, Ser I, 4.63%, 5/15/09                                991,342
   439,000  Berkley (WR), 6.15%, 8/15/19                                435,668
   904,000  Ford Motor Credit, 7.38%, 10/28/09                          886,424
   750,000  General Electric Capital, 5.50%, 10/6/17                    732,269
 1,000,000  HSBC Finance, 4.75%, 5/15/09                                993,649
   450,000  Kimco Realty, MTN, Ser B,
              7.90%, 12/7/07                                            451,682
 1,000,000  Radian Group, 5.63%, 2/15/13                                850,154
--------------------------------------------------------------------------------
                                                                      6,862,196
--------------------------------------------------------------------------------

            INDUSTRIALS -- 5.4%
 1,000,000  Gannet, 6.38%, 4/1/12                                     1,027,624
 1,000,000  General Electric Capital,
              MTN, 5.72%, 8/22/11                                     1,003,337
--------------------------------------------------------------------------------
                                                                      2,030,961
--------------------------------------------------------------------------------

            ENERGY -- 5.3%
 1,000,000  Entergy Louisiana, 5.83%, 11/1/10                           998,579
 1,000,000  Sunoco, 5.75%, 1/15/17                                      983,691
--------------------------------------------------------------------------------
                                                                      1,982,270
--------------------------------------------------------------------------------

            TELECOMMUNICATION SERVICES -- 3.3%
 1,000,000  Verizon Communications,
              8.75%, 11/1/21                                          1,239,345
--------------------------------------------------------------------------------

            CONSUMER DISCRETIONARY -- 2.8%
 1,000,000  May Department Stores,
              7.63%, 8/15/13                                          1,053,338
--------------------------------------------------------------------------------

            CONSUMER STAPLES -- 2.8%
 1,045,000  H.J. Heinz, 6.00%, 3/15/08                                1,047,593
--------------------------------------------------------------------------------

            SOVEREIGN BOND -- 1.4%
   500,000  Aid-Israel, 5.50%, 4/26/24                                  526,817
--------------------------------------------------------------------------------

            TOTAL CORPORATE BONDS                                 $  14,742,520
--------------------------------------------------------------------------------

            U.S. GOVERNMENT
            AGENCY OBLIGATIONS -- 33.1%
1,635,000  FHLB, Ser RA18, 5.13%, 6/26/18                             1,592,400
 1,000,000  FHLMC, 5.25%, 1/11/10                                     1,001,975
   500,000  FHLMC, 5.20%, 3/5/19                                        491,910
 1,500,000  FHLMC, MTN, 4.65%, 10/10/13                               1,470,899
   750,000  FHLMC, MTN, 6.00%, 6/18/14                                  756,229
 1,544,000  FHLMC, MTN, 5.00%, 12/14/18                               1,504,779
 1,000,000  FHLMC, MTN (A), .00%, 3/4/19                                502,773
 5,000,000  FHLMC, MTN (A), .00%, 4/4/36                                669,265
 1,000,000  FNMA, 8.20%, 3/10/16                                      1,222,655
 2,000,000  FNMA, 5.55%, 2/16/17                                      2,018,287
 1,175,000  TVA, Ser B, 6.24%, 7/15/45                                1,216,418
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                    $  12,447,590
--------------------------------------------------------------------------------

            U.S. TREASURY OBLIGATIONS -- 16.3%
   830,000  U.S. Treasury Bonds, 7.50%, 11/15/16                      1,008,256
 1,500,000  U.S. Treasury Bonds, 8.75%, 5/15/17                       1,975,546
 1,500,000  U.S. Treasury Bonds, 8.13%, 8/15/19                       1,953,867
   913,000  U.S. Treasury Bonds, 7.63%, 11/15/22                      1,180,766
--------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS                       $   6,118,435
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 4.4%
            MARYLAND -- 3.1%
 1,185,000  Baltimore, Consolidated
              Public Improvement GO, Ser B,
              AMBAC, 5.00%, 10/15/10                                  1,190,273
--------------------------------------------------------------------------------

            NEW YORK -- 1.3%
   500,000  Sales Tax Asset Receivable RB,
              Ser B, FGIC, 4.76%, 10/15/15                              481,245
--------------------------------------------------------------------------------
            TOTAL MUNICIPAL BONDS                                 $   1,671,518
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
--------------------------------------------------------------------------------

            CASH EQUIVALENT -- 3.0%
 1,113,413  PNC Bank Money
              Market Fund, 4.43% ^                                $   1,113,413
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES -- 96.1%
            (Cost $35,523,102)                                    $  36,093,476

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 3.9%                             1,475,805
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                  $  37,569,281
================================================================================

^     The rate shown is the 7-day effective yield as of September 30, 2007.

(A) Zero Coupon Security - The rate shown was the effective yield at the time of purchase.

AMBAC - American Municipal Bond Assurance Corporation

FGIC - Financial Guaranty Insurance Corporation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GO - General Obligation

MTN - Medium Term Note RB - Revenue Bond

TVA - Tennessee Valley Authority

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Select Growth Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 97.0%                                SHARES          VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 25.3%
Abraxis BioScience*+                                   202,100    $   4,613,943
Allergan                                               416,800       26,871,096
Cerner*+                                               141,000        8,433,210
Genentech*                                             289,200       22,563,384
Genzyme*                                               361,100       22,373,756
Intuitive Surgical*+                                    94,300       21,689,000
Stryker                                                192,200       13,215,672
Teva Pharmaceutical Industries ADR+                    264,100       11,744,527
Varian Medical Systems*                                278,500       11,666,365
Zimmer Holdings*                                        88,500        7,167,615
--------------------------------------------------------------------------------
                                                                    150,338,568
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.3%
Google, Class A*                                        98,800       56,046,276
Iron Mountain*+                                        223,700        6,818,376
Lowe's                                                 630,100       17,655,402
Starbucks*                                           1,122,800       29,417,360
Yahoo!*+                                               391,658       10,512,101
--------------------------------------------------------------------------------
                                                                    120,449,515
--------------------------------------------------------------------------------

TECHNOLOGY -- 18.8%
Apple*                                                 170,200       26,132,508
Broadcom, Class A*+                                    825,500       30,081,220
EMC*                                                   898,300       18,684,640
QUALCOMM                                               522,800       22,093,528
Salesforce.com*                                        285,200       14,636,464
--------------------------------------------------------------------------------
                                                                    111,628,360
--------------------------------------------------------------------------------

ENERGY -- 12.2%
FMC Technologies*                                      139,200        8,026,272
National-Oilwell Varco*                                207,500       29,983,750
Schlumberger                                           329,200       34,566,000
--------------------------------------------------------------------------------
                                                                     72,576,022
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 10.9%
CME Group                                               39,500       23,200,325
Intercontinental Exchange*                             146,900       22,314,110
Moody's+                                               376,343       18,967,687
--------------------------------------------------------------------------------
                                                                     64,482,122
--------------------------------------------------------------------------------

UTILITIES -- 4.8%
America Movil S.A. ADR+                                442,400       28,313,600
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 2.7%
Walgreen                                               339,100       16,019,084
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 2.0%
Expeditors International of Washington                 252,400       11,938,520
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 575,745,791
--------------------------------------------------------------------------------

INVESTMENT FUND -- 12.5%
BlackRock Institutional
   Money Market Trust, 5.37% ** ^                   74,360,152    $  74,360,152
--------------------------------------------------------------------------------

CASH EQUIVALENTS -- 0.8%
PNC Bank Money Market Fund, 4.43% ^                  4,657,881    $   4,657,881
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 110.3%
(Cost $523,816,595)                                               $ 654,763,824

LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.3%)                    (61,067,309)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 593,696,515
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $71,549,018.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

ADR - American Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Short Duration Fixed Income Fund - September 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 67.0%
$   33,663  FHLMC CMO/REMIC Ser 1538,
              Class J, 6.500%, 6/15/08                            $      33,608
   214,274  FHLMC CMO/REMIC Ser 2509,
              Class EA, 4.000%, 12/15/12                                213,855
   744,737  FHLMC CMO/REMIC Ser 2510,
              Class TA, 4.000%, 6/15/32                                 718,158
 1,223,272  FHLMC CMO/REMIC Ser 2515,
              Class ED, 5.000%, 3/15/17                               1,222,515
 1,378,464  FHLMC CMO/REMIC Ser 2543,
              Class YJ, 4.500%, 3/15/32                               1,346,824
   939,144  FHLMC CMO/REMIC Ser 2566,
              Class LM, 4.500%, 4/15/32                                 919,309
   943,017  FHLMC CMO/REMIC Ser 2575,
              Class QP, 4.500%, 11/15/31                                931,442
   780,251  FHLMC CMO/REMIC Ser 2583,
              Class ND, 4.250%, 12/15/10                                773,568
   830,295  FHLMC CMO/REMIC Ser 2590,
              Class QY, 3.750%, 4/15/28                                 792,764
 1,542,521  FHLMC CMO/REMIC Ser 2590,
              Class UL, 3.750%, 3/15/32                               1,479,295
 1,227,546  FHLMC CMO/REMIC Ser 2596,
              Class QE, 4.000%, 3/15/33                               1,175,393
 2,646,426  FHLMC CMO/REMIC Ser 2649,
              Class PJ, 3.500%, 6/15/33                               2,565,193
 2,582,779  FHLMC CMO/REMIC Ser 2744,
              Class TA, 5.500%, 3/15/26                               2,583,724
 2,056,724  FHLMC CMO/REMIC Ser 3092,
              Class TA, 7.250%, 11/15/35                              2,008,261
   564,523  FHLMC CMO/REMIC Ser 3251,
              Class TA, 7.400%, 6/15/36                                 567,073
   135,062  FHLMC Pool #C66916, 7.000%, 5/1/32                          140,023
   130,349  FHLMC Pool #D94598, 6.500%, 4/1/21                          133,913
   188,535  FHLMC Pool #E97227, 7.000%, 9/1/14                          193,027
    14,965  FHLMC Pool #G10288, 6.000%, 9/1/09                           15,044
    31,207  FHLMC Pool #G10446, 6.500%, 2/1/11                           31,800
   213,494  FHLMC Pool #G30085, 7.500%, 10/1/17                         224,571
   326,239  FHLMC Pool #M90771, 5.000%, 12/1/07                         325,315
     3,811  FNMA CMO/REMIC Ser 1994-27,
              Class PJ, 6.500%, 6/25/23                                   3,802
    23,334  FNMA CMO/REMIC Ser 1999-15,
              Class PC, 6.000%, 9/25/18                                  23,559
   943,773  FNMA CMO/REMIC Ser 2002-71,
              Class AP, 5.000%, 11/25/32                                928,929
   959,821  FNMA CMO/REMIC Ser 2003-119,
              Class PU, 4.000%, 11/25/33                                938,833
   668,668  FNMA CMO/REMIC Ser 2003-19,
              Class ME, 4.000%, 1/25/33                                 639,915
   834,062  FNMA CMO/REMIC Ser 2003-30,
              Class MB, 4.000%, 6/25/27                                 827,670
 2,995,514  FNMA CMO/REMIC Ser 2003-34,
              Class GJ, 4.000%, 2/25/33                               2,845,824
   920,848  FNMA CMO/REMIC Ser 2003-42,
              Class CA, 4.000%, 5/25/33                                 868,080
  282,670  FNMA CMO/REMIC Ser 2003-66,
              Class AP, 3.500%, 11/25/32                                263,047
 4,196,516  FNMA CMO/REMIC Ser 2005-93,
              Class XT (A), 7.000%, 10/25/35                          4,080,056
 2,283,537  FNMA CMO/REMIC Ser 2006-14,
              Class DT (A), 7.000%, 3/25/36                           2,272,434
    16,646  FNMA Pool #250477, 6.000%, 1/1/11                            16,840
    26,737  FNMA Pool #303096, 7.500%, 12/1/09                           27,004
   150,432  FNMA Pool #313429, 7.000%, 3/1/12                           155,005
   261,137  FNMA Pool #323441, 7.000%, 12/1/13                          270,245
   207,441  FNMA Pool #323832, 7.500%, 7/1/29                           217,697
    13,011  FNMA Pool #334593, 7.000%, 5/1/24                            13,664
   523,344  FNMA Pool #546474, 7.000%, 1/1/15                           541,597
     9,543  FNMA Pool #6222, 9.000%, 4/1/16                               9,867
   568,445  FNMA Pool #647567, 6.000%, 6/1/17                           577,242
   389,104  FNMA Pool #665773, 7.500%, 6/1/31                           408,467
   956,716  FNMA Pool #725284, 7.000%, 11/1/18                          990,085
     8,609  FNMA Pool #8245, 8.000%, 12/1/08                              8,682
 1,973,815  FNMA Pool #838790, 4.500%, 8/1/35                         1,832,152
    24,991  GNMA ARM Pool #8426 (A),
              5.125%, 11/20/18                                           25,237
 1,059,023  GNMA CMO/REMIC Ser 2002-72,
              Class AB, 4.500%, 10/20/32                              1,015,325
     8,893  GNMA Pool #2707, 5.500%, 1/20/14                              8,890
    11,041  GNMA Pool #2802, 5.500%, 7/20/14                             11,038
   117,210  GNMA Pool #2843, 5.500%, 11/20/14                           117,175
    94,816  GNMA Pool #344233, 8.000%, 2/15/23                          100,683
   223,153  GNMA Pool #345123, 8.000%, 12/15/23                         236,959
     6,322  GNMA Pool #351122, 6.500%, 7/15/08                            6,362
     3,957  GNMA Pool #357343, 6.500%, 10/15/08                           3,982
    47,544  GNMA Pool #462486, 6.500%, 1/15/13                           48,860
    59,222  GNMA Pool #569337, 6.500%, 4/15/22                           60,420
    77,195  GNMA Pool #578189, 6.000%, 2/15/32                           77,862
   105,944  GNMA Pool #780322, 8.000%, 11/15/22                         112,348
    51,784  GNMA Pool #780327, 8.000%, 11/15/17                          54,590
   479,597  GNMA Pool #780604, 7.000%, 7/15/12                          495,339
   119,879  GNMA Pool #814, 8.000%, 8/20/17                             126,186
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            MORTGAGE-BACKED OBLIGATIONS                           $  39,656,627
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY
            OBLIGATIONS -- 28.5%
 7,000,000  FHLB (A), 6.125%, 8/20/08                6,965,700
 7,000,000  FHLB (A), 9.000%, 8/16/22                6,975,500
 3,000,000  FHLB Discount Note,  6/18/08             2,906,040
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                    $  16,847,240
--------------------------------------------------------------------------------

            CORPORATE BOND -- 1.7%
            FINANCIAL -- 1.7%
 1,000,000  Countrywide Financial Corp, MTN (A),
              5.440%, 2/28/08                                     $     990,085
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 FACE
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

            REPURCHASE AGREEMENT -- 2.7%
$1,618,000  PNC Bank, National Association
              4.42% dated 09/28/07 due 10/01/07
              repurchase proceeds $1,618,596
              (Collateralized by $1,915,000 U.S.
              Government Obligation FGG 02480
              6.50% due 12/01/36; fair value
              $1,960,481)                                         $   1,618,000
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                               VALUE
--------------------------------------------------------------------------------

            CASH EQUIVALENT -- 0.0%
       323  BlackRock TempFund,
              Institutional Shares, 5.341%^                       $         323
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES
            AND REPURCHASE AGREEMENT -- 99.9%
            (Cost $59,762,628)                                    $  59,112,275

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 0.1%                                80,033
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                  $  59,192,308
--------------------------------------------------------------------------------

^     The rate shown is the 7-day effective yield as of September 30, 2007.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2007.

ARM - Adjustable Rate Mortgage

CMO - Collateralized Mortgage Obligation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

REMIC - Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Small Cap Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 99.6%                                SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 21.6%
Aaron Rents                                             37,522    $     836,741
CNET Networks*+                                        121,115          902,307
Consolidated Graphics*                                  16,298        1,023,351
Dover Downs Gaming & Entertainment                      63,119          655,806
EarthLink*                                             105,244          833,532
EZCORP - Class A*                                       49,880          670,886
Jos. A. Bank Clothiers*                                 15,518          518,612
Matthews International                                  32,874        1,439,880
Sonic*                                                  45,259        1,059,061
Steiner Leisure Limited*                                22,953          996,160
TeleTech Holdings*                                      36,590          874,867
Toro                                                    22,219        1,307,144
Tupperware                                              30,822          970,585
UniFirst                                                14,509          543,507
WMS Industries*                                         41,947        1,388,446
Wolverine World Wide                                    31,905          874,197
--------------------------------------------------------------------------------
                                                                     14,895,082
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 20.1%
Central Pacific Financial+                              44,932        1,312,014
CompuCredit*                                            15,666          340,109
Corporate Office Properties Trust                       17,555          730,815
Cowen Group*                                            35,150          485,773
First Industrial Realty Trust+                          36,140        1,404,762
First Marblehead+                                       13,641          517,403
Flagstar Bancorp                                        42,952          417,923
FPIC Insurance Group*                                   20,984          903,361
Jefferies Group                                         27,606          768,275
Montpelier Re Holdings+                                 53,641          949,446
Southwest Bancorp                                       48,944          921,126
Strategic Hotels & Resorts                              63,801        1,313,663
Sunstone Hotel Investors                                77,131        1,977,638
TNS                                                     31,716          509,359
TriCo Bancshares                                        63,043        1,403,968
--------------------------------------------------------------------------------
                                                                     13,955,635
--------------------------------------------------------------------------------

HEALTH CARE -- 11.1%
Centene*                                                26,814          576,769
Enzon Pharmaceuticals*                                  36,682          323,168
Exelixis*                                               31,692          335,618
ICU Medical*                                            19,339          749,386
Incyte*                                                 39,611          283,219
Integra LifeSciences Holdings*+                         24,960        1,212,557
Isis Pharmaceuticals*+                                  33,971          508,546
Kendle International*+                                  17,319          719,258
Nabi Biopharmaceuticals*+                               60,896          247,238
Perrigo                                                 75,152        1,604,494
Progenics Pharmaceuticals*+                             14,270          315,510
Sepracor*                                               11,529          317,048
Trubion Pharmaceuticals*+                               15,730          190,805
ViroPharma*                                             34,701          308,839
--------------------------------------------------------------------------------
                                                                      7,692,455
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 11.0%
Astec Industries*                                       16,422          943,444
Asyst Technologies*                                     76,394          404,124
Axcelis Technologies*                                  160,975          822,582
Belden CDT                                              15,920          746,807
Genlyte Group*                                           8,700          559,062
ICF International*                                      37,335        1,029,699
MKS Instruments*                                        33,038          628,383
Plantronics                                             44,140        1,260,197
Regal-Beloit                                            15,046          720,553
Watts Water Technologies, Class A+                      15,568          477,938
--------------------------------------------------------------------------------
                                                                      7,592,789
--------------------------------------------------------------------------------

TECHNOLOGY -- 10.1%
ADC Telecommunications*                                 52,802        1,035,447
AMIS Holdings*                                          49,737          482,946
COMSYS IT Partners*                                     28,713          482,666
DRS Technologies                                        15,840          873,101
MicroStrategy - Class A*                                 5,081          403,127
Palm*+                                                  27,675          450,272
Radiant Systems*                                        47,469          751,434
Vignette*                                               44,513          893,376
Vishay Intertechnology*                                 57,768          752,717
Xyratex*                                                47,058          903,043
--------------------------------------------------------------------------------
                                                                      7,028,129
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 6.7%
Arch Chemicals                                          27,491        1,288,778
Hercules                                                34,114          717,076
Koppers Holdings                                        27,150        1,048,262
Quanex                                                  23,053        1,083,030
US Concrete*                                            78,030          514,218
--------------------------------------------------------------------------------
                                                                      4,651,364
--------------------------------------------------------------------------------

ENERGY -- 6.3%
Global Industries*                                      37,600          968,577
Lufkin Industries                                        9,217          507,119
Rosetta Resources*                                      35,269          646,833
Swift Energy*                                           11,123          455,153
T-3 Energy Services*                                    21,309          908,616
Unit*                                                   18,928          916,115
--------------------------------------------------------------------------------
                                                                      4,402,413
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 5.2%
AAR*                                                    29,713          901,492
Con-way                                                 15,448          710,608
SkyWest                                                 30,669          771,939
Tenneco*                                                39,435        1,222,880
--------------------------------------------------------------------------------
                                                                      3,606,919
--------------------------------------------------------------------------------

UTILITIES -- 3.8%
Golden Telecom+                                         11,808          950,426
Laclede Group                                           26,108          842,766
NSTAR                                                   24,533          853,994
--------------------------------------------------------------------------------
                                                                      2,647,186
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 99.6% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 3.7%
Hain Celestial Group*                                   46,678    $   1,499,764
Longs Drug Stores                                       21,451        1,065,471
--------------------------------------------------------------------------------
                                                                      2,565,235
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $  69,037,207
--------------------------------------------------------------------------------

INVESTMENT FUND -- 10.4%
BlackRock Institutional
   Money Market Trust, 5.37% ** ^                    7,190,007    $   7,190,007
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 0.2%
PNC Bank Money Market Fund, 4.43% ^                    168,181    $     168,181
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 110.2%
(Cost $70,796,877)                                                $  76,395,395

LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.2%)                     (7,057,367)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $  69,338,028
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $6,813,000.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Small Cap Value Opportunities Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 90.6%                                SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 19.4%
1st Source                                              52,800    $   1,209,120
Advanta, Class B                                        40,650        1,114,623
American Physicans Capital                              37,500        1,461,000
Argo Group International Holdings*                       8,400          365,484
ASTA Funding                                            21,032          805,946
BioMed Realty Trust                                     26,050          627,805
Boston Private Financial Holdings+                      23,500          654,240
Centennial Bank Holdings*+                             126,600          810,240
CNA Surety*                                             64,900        1,144,187
Corporate Office Properties Trust                       13,480          561,172
Delphi Financial Group, Class A                         21,680          876,306
DiamondRock Hospitality                                 52,740          918,203
EastGroup Properties                                    16,520          747,695
Employers Holdings                                      37,730          777,615
Encore Capital Group*                                   28,014          330,565
First State Bancorp                                     52,900        1,038,956
FPIC Insurance Group*                                   48,570        2,090,938
Hanmi Financial                                         61,860          958,211
Hanover Insurance Group                                 28,400        1,254,996
Heritage Commerce                                       16,870          357,138
Investment Technology Group*                            17,890          768,912
IPC Holdings+                                           26,620          767,987
Max Capital Group                                       52,100        1,460,884
Mercer Insurance Group                                  16,700          295,423
Mid-America Apartment Communities                       19,956          994,807
Midland                                                 11,400          626,544
MoneyGram International                                 60,300        1,362,177
Navigators Group*                                       18,490        1,003,083
NGP Capital Resources+                                  51,690          838,929
Online Resources*                                       86,590        1,094,498
Phoenix Companies                                       48,840          689,132
Pico Holdings                                           14,140          587,517
Potlatch                                                19,290          868,629
ProAssurance*                                           14,390          775,189
Renasant+                                               32,220          696,919
RLI                                                     11,300          640,936
S1*                                                     80,380          727,439
Signature Bank*                                         30,230        1,065,003
SVB Financial Group*+                                   15,640          740,710
Taylor Capital Group                                    31,300          874,209
UCBH Holdings+                                          39,000          681,720
UMB Financial                                           23,410        1,003,353
United America Indemnity, Class A*                      92,780        1,995,697
United Fire & Casualty                                  26,000        1,016,340
--------------------------------------------------------------------------------
                                                                     39,680,477
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.8%
Aaron Rents                                             67,000        1,494,100
American Greetings, Class A                             60,102        1,586,693
Belo, Class A                                           42,000          729,120
BJ's Wholesale Club*                                    29,830          989,163
Bob Evans Farms                                         44,400        1,339,992
Bright Horizons Family Solutions*                       22,280          954,475
Brink's                                                 26,000        1,452,880
Brown Shoe Company                                      22,540          437,276
Buckle                                                  46,800        1,775,591
Cabela's*+                                              28,040          663,146
Callaway Golf                                          143,090        2,290,870
Charming Shoppes*                                      101,100          849,240
Crown Crafts*                                           21,250           88,400
E Com Ventures*                                         12,250          300,125
Entravision Communications*                             59,280          546,562
EZCORP, Class A*                                        59,100          794,895
Finish Line, Class A                                    87,850          381,269
First Consulting Group*                                 54,890          565,367
FTI Consulting*                                         19,580          985,070
Gevity HR                                               33,180          340,095
Hanesbrands*                                            50,100        1,405,806
Hartmarx*                                               58,450          286,405
Helen of Troy*                                          19,980          385,814
Jakks Pacific*                                          53,500        1,428,985
K-Swiss, Class A                                        56,850        1,302,434
Landry's Restaurants+                                   25,260          668,380
Morton's Restaurant Group*                              35,530          564,927
Movado Group                                            21,050          671,916
Penske Automotive Group                                 50,300        1,018,072
R.G. Barry*                                             20,300          195,895
Steiner Leisure*                                        30,600        1,328,040
Steinway Musical Instruments                            30,580          905,780
Toro+                                                   27,200        1,600,176
Tupperware Brands                                       60,100        1,892,548
United Online                                           81,600        1,224,816
Universal Security Instruments*                         10,700          187,250
WMS Industries*                                         17,035          563,859
Zones*                                                  11,300          116,842
--------------------------------------------------------------------------------
                                                                     34,312,274
--------------------------------------------------------------------------------

ENERGY -- 13.0%
Basic Energy Services*                                   8,100          170,262
Berry Petroleum, Class A                                27,700        1,096,643
Bill Barrett*                                           11,050          435,481
Bolt Technology*                                        13,700          447,442
Cimarex Energy                                          60,000        2,235,000
Copano Energy                                           36,000        1,322,280
Delek US Holdings                                       22,500          564,300
Encore Acquisition*+                                    80,000        2,532,000
Grey Wolf*                                              23,400          153,270
Helmerich & Payne                                       81,000        2,659,230
Hornbeck Offshore Services*+                            40,100        1,471,670
ICO*                                                    86,800        1,222,144
Lufkin Industries                                       31,810        1,750,186
Matrix Service*                                        107,060        2,242,907
Parker Drilling*                                        45,200          367,024
Penn Virginia Corporation                               18,230          801,755
Petrohawk Energy*                                       61,180        1,004,576
Petroleum Development*                                  14,940          662,589
Southwestern Energy*                                    30,000        1,255,500

--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 90.6% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY -- 13.0% (CONTINUED)
Trico Marine Services*+                                 20,670    $     615,966
W-H Energy Services*                                    17,800        1,312,750
Whiting Petroleum*+                                     50,500        2,244,725
--------------------------------------------------------------------------------
                                                                     26,567,700
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 9.6%
A.M. Castle & Co.                                       46,500        1,515,900
AEP Industries*                                          7,500          317,550
Arch Chemicals                                          12,700          595,376
Barnes Group+                                           36,850        1,176,252
Century Aluminum*                                        5,600          294,840
Chase                                                   21,500          399,900
Compass Minerals International                          30,210        1,028,348
Eastern                                                 11,849          266,010
EnerSys*                                                35,590          632,434
Haynes International*                                    6,640          566,857
Innospec                                                32,600          742,628
Kaiser Aluminum                                          8,870          625,956
Kaydon                                                  17,400          904,626
KHD Humboldt Wedag International*                       22,540          687,470
Koppers Holdings                                        14,440          557,528
L.B. Foster, Class A*+                                  18,020          783,149
LSB Industries*                                         27,400          648,010
Minerals Technologies                                    5,500          368,500
Neenah Paper                                            20,120          665,771
North American Galvanizing & Coatings*                 127,200          966,720
Olin                                                    30,000          671,400
Quanex                                                  37,200        1,747,656
Schnitzer Steel Industries, Class A                     35,600        2,609,125
Sterling Construction*                                  23,850          550,458
Universal Stainless & Alloy Products*                    7,500          298,425
--------------------------------------------------------------------------------
                                                                     19,620,889
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 9.6%
ACCO Brands*                                            68,000        1,525,920
Applied Industrial Technologies                         22,500          693,675
Arris Group*+                                           46,710          576,869
ASE Test Limited*                                       69,600        1,000,152
Cascade                                                 32,600        2,124,542
ECI Telecom Limited*                                    52,100          518,916
Gehl*                                                   28,100          627,473
Hurco*                                                  39,400        2,129,964
Kadant*                                                 30,440          852,320
Ladish*                                                 21,440        1,189,491
Lincoln Electric Holdings                               15,200        1,179,672
LMI Aerospace*                                          32,100          743,115
Measurement Specialties                                 20,210          563,859
Park-Ohio Holdings*                                     14,400          373,680
Powell Industries*                                      15,280          578,959
Preformed Line Products                                  7,500          390,150
Regal-Beloit                                             9,570          458,307
Trinity Industries+                                     24,600          923,484
Trio-Tech International                                 19,500          212,355
Triumph Group                                           11,300          923,323
Verigy Limited*                                         35,960          888,572
VSE                                                     24,000        1,134,720
--------------------------------------------------------------------------------
                                                                     19,609,518
--------------------------------------------------------------------------------

UTILITIES -- 6.0%
Alaska Communications Systems Group                     85,900        1,241,255
Allete                                                   9,710          434,620
Central Vermont Public Service                          39,900        1,457,946
El Paso Electric*                                       30,490          705,234
Integrys Energy Group+                                  23,090        1,182,901
New Jersey Resources                                    27,890        1,383,065
Northwest Natural Gas                                   34,100        1,558,369
NTELOS Holdings                                         40,480        1,192,541
PAETEC Holding*                                         71,890          896,468
Suburban Propane Partners                               11,100          492,840
UGI                                                     45,000        1,169,100
WGL Holdings                                            16,100          545,629
--------------------------------------------------------------------------------
                                                                     12,259,968
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 4.4%
AAR*                                                    24,650          747,881
AirTran Holdings*                                      180,000        1,771,199
Cooper Tire & Rubber                                    26,300          641,720
Greenbrier                                              15,900          424,689
Hayes Lemmerz International*                           149,929          623,705
Miller Industries*                                      26,300          450,256
Republic Airways Holdings*                              17,500          370,475
Spartan Motors+                                         38,190          642,738
TBS International, Class A*                             15,700          647,625
Titan International+                                    32,430        1,035,166
Tsakos Energy Navigation                                11,300          795,633
Werner Enterprises                                      43,700          749,455
--------------------------------------------------------------------------------
                                                                      8,900,542
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 4.2%
Del Monte Foods                                         85,300          895,650
Flower Foods                                            53,640        1,169,352
Fresh Del Monte Produce                                 26,300          756,125
Ingles Markets, Class A                                 41,500        1,189,390
Lance                                                   14,789          340,443
Longs Drug Stores                                       17,440          866,245
Nutraceutical International*                            20,000          304,200
Spartan Stores                                          89,600        2,018,687
Susser Holdings*                                        48,730        1,035,513
--------------------------------------------------------------------------------
                                                                      8,575,605
--------------------------------------------------------------------------------

TECHNOLOGY -- 4.0%
Ariba*                                                  43,170          465,373
Avici Systems                                           38,100          406,146
BroadVision*                                           133,200          293,040
Cirrus Logic*                                           77,800          497,920

--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 90.6% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 4.0% (CONTINUED)
Corel*                                                  11,300    $     144,753
EDO+                                                    12,910          723,089
EMS Technologies*                                       17,580          431,237
Foundry Networks*                                       40,770          724,483
Ixia*                                                   85,590          746,345
Macrovision*                                            28,270          696,290
Progress Software*                                      28,780          872,034
Semtech*+                                               43,450          889,856
UTEK                                                    25,500          376,125
Zoran*                                                  44,040          889,608
--------------------------------------------------------------------------------
                                                                      8,156,299
--------------------------------------------------------------------------------

HEALTH CARE -- 3.6%
Alliance Imaging*                                      114,150        1,034,199
Amedisys*                                               16,790          645,072
AMERIGROUP*                                             22,500          775,800
Analogic                                                33,262        2,120,785
Axcan Pharma*                                           67,550        1,403,014
Owens & Minor                                           16,190          616,677
STERIS                                                  27,810          760,047
--------------------------------------------------------------------------------
                                                                      7,355,594
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 185,038,866
--------------------------------------------------------------------------------

INVESTMENT FUND -- 7.2%
BlackRock Institutional
   Money Market Trust, 5.37% ** ^                   14,703,983    $  14,703,983
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 9.7%
PNC Bank Money Market Fund, 4.43% ^                 19,770,694    $  19,770,694
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 107.5%
(Cost $209,554,080)                                               $ 219,513,543

LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%)                     (15,397,990)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 204,115,553
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $14,039,502.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Strategic Value and High Income Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
                                                      SHARES          VALUE
--------------------------------------------------------------------------------

AFFILIATED EQUITY FUND -- 58.6%
Touchstone Funds Group Trust
   Diversified Small Cap Value Fund*                    34,932    $     682,923
--------------------------------------------------------------------------------

AFFILIATED FIXED INCOME FUND -- 40.5%
Touchstone Investment Trust High Yield Fund**           51,452    $     472,328
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.1%
(Cost $1,169,986)                                                 $   1,155,251

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%                            10,216
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $   1,165,467
================================================================================

*     Affiliated Fund, sub-advised by Clover Capital Management, Inc.

**    Affiliated Fund, sub-advised by Fort Washington Investment Advisers, Inc.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Tax-Exempt Bond Fund - September 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 98.9%
            ALABAMA -- 1.0%
$1,000,000  Bessemer RB, AMBAC,
              Callable 02/01/10 @ 102,
              5.600%, 2/1/30                                      $   1,054,750
--------------------------------------------------------------------------------

            CALIFORNIA -- 10.7%
 2,000,000  California Health Facilities
            Finance Authority RB, St. Francis
            Memorial Hospital, Ser C, ETM,
              5.875%, 11/1/23                                         2,354,200
 1,840,000  California State GO, Callable
              02/01/13 @ 100, 5.250%, 2/1/33                          1,904,768
 2,000,000  California State GO, Callable
              09/01/16 @ 100, 4.750%, 9/1/30                          1,994,380
 2,000,000  California State, Department of
              Veteran Affairs Home Purchase
              RB, Ser A, Callable 11/30/11 @ 101,
              4.400%, 12/1/21                                         1,995,300
 2,000,000  California State, Economic
              Recovery GO, Ser A, Callable
              07/01/11 @ 100, 5.000%, 7/1/17                          2,093,920
   500,000  California State, Statewide
              Communities Developmental
              Authority, Pollution Control RB,
              Southern California Edison, Ser A,
              XLCA, 4.100%, 4/1/28                                      509,385
   285,000  Stockton Housing Facility RB,
              O'Connor Woods Project, Ser A,
              ETM, GNMA, Callable 05/06/05 @ 100,
              5.200%, 9/20/09                                           285,373
--------------------------------------------------------------------------------
                                                                     11,137,326
--------------------------------------------------------------------------------

            COLORADO -- 1.0%
 1,000,000  South Suburban Park & Recreation
              District GO, AMBAC, Callable
              09/15/10 @ 100, 5.375%, 9/15/18                         1,051,470
--------------------------------------------------------------------------------

            DELAWARE -- 1.0%
 1,000,000  Delaware State, Economic
              Development Authority, Pollution
              Control RB, Delmarva Power, AMBAC,
              Callable 05/01/11 @ 100 (A),
              4.900%, 5/1/26                                          1,038,270
--------------------------------------------------------------------------------

            DISTRICT OF COLUMBIA -- 1.3%
 1,000,000  District of Columbia RB,
              Howard University Project,
              MBIA, 5.500%, 10/1/16                                   1,120,150
   200,000  Washington D.C., Convention
              Center Authority RB, Dedicated Tax
              Revenue, Senior Lien, AMBAC,
              Callable 10/01/08 @ 101,
              5.250%, 10/1/09                                           205,428
--------------------------------------------------------------------------------
                                                                      1,325,578
--------------------------------------------------------------------------------

            FLORIDA -- 1.1%
   405,000  Orlando Utilities Commission,
              Water & Electric RB, Callable
              10/01/11 @ 101, 5.250%, 10/1/20                          429,968
   685,000  Orlando Utilities Commission,
              Water & Electric RB, Pre-Refunded
              10/01/11 @ 101, 5.250%, 10/1/20                           733,834
--------------------------------------------------------------------------------
                                                                      1,163,802
--------------------------------------------------------------------------------

            GEORGIA -- 2.3%
 2,000,000  Henry County, Water & Sewer
              Authority RB, AMBAC, 6.150%, 2/1/20                     2,378,880
--------------------------------------------------------------------------------

            HAWAII -- 4.3%
 1,680,000  Honolulu, City & County GO,
              Ser B, ETM, 8.000%, 10/1/10                             1,890,504
 2,385,000  University of Hawaii RB, Ser A,
              FGIC, Callable 07/15/12 @ 100,
              5.500%, 7/15/21                                         2,585,078
--------------------------------------------------------------------------------
                                                                      4,475,582
--------------------------------------------------------------------------------

            ILLINOIS -- 8.3%
 1,000,000  Chicago, Park District GO,
              Aquarium & Museum Project,
              FGIC, Callable 01/01/08 @ 100,
              5.500%, 1/1/10                                          1,004,710
 2,350,000  Illinois Development Finance
              Authority RB, Elgin School
              District Project, FSA (B), .000%, 1/1/18                1,525,009
 1,000,000  Illinois Health Facilities
              Authority RB, Hospital Sisters
              Services Project, Ser A, MBIA,
              Callable 06/01/08 @ 101,
              5.250%, 6/1/12                                          1,019,600
 1,000,000  Illinois State, Toll Highway
              Authority Revenue RB,
              Senior Priority, Ser A-1, Callable
              07/01/2016 @ 100, 5.000%, 1/1/26                        1,045,370
 1,200,000  Metropolitan Pier & Exposition
              Authority RB, Illinois Dedicated
              State Tax Revenue, AMBAC,
              Callable 06/01/07 @ 101,
              5.125%, 6/1/13                                          1,213,392
   500,000  Metropolitan Pier & Exposition
              Authority RB, Illinois Dedicated
              State Tax Revenue, Ser A, FGIC,
              5.500%, 12/15/23                                          564,485
   500,000  Metropolitan Pier & Exposition
              Authority RB, Illinois Dedicated
              State Tax Revenue, Ser A, FGIC,
              ETM, 5.500%, 12/15/23                                     567,935
 2,000,000  Will County, Community
              School District GO, USD
              #365, FSA (B), .000%, 11/1/12                           1,648,680
--------------------------------------------------------------------------------
                                                                      8,589,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt Bond Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 98.9% (CONTINUED)
            INDIANA -- 4.2%
$1,000,000  Indiana Transportation Finance
            Authority RB, Ser A, MBIA,
            6.800%, 12/1/16                                       $   1,164,870
 3,000,000  Indiana University RB, Student
            Fee, Ser P, AMBAC, Callable
            01/01/10 @ 100, 5.000%, 8/1/18                            3,165,720
--------------------------------------------------------------------------------
                                                                      4,330,590
--------------------------------------------------------------------------------

            KENTUCKY -- 1.1%
 1,050,000  Kentucky State, Property
            & Buildings Commission RB,
            Project Number 67, Pre-Refunded
            09/01/10 @ 100, 5.625%, 9/1/13                            1,110,291
--------------------------------------------------------------------------------

            LOUISIANA -- 2.2%
 2,115,000  Louisiana Public Facilites
            Authority RB, Franciscan
            Missionaries Project, Ser A, FSA,
            5.500%, 7/1/11                                            2,249,599
--------------------------------------------------------------------------------

            MASSACHUSETTS -- 3.1%
 1,000,000  Massachusetts State, Housing
            Finance Agency RB, Ser B,
            MBIA, Callable 06/01/08 @ 101,
            5.300%, 12/1/17                                           1,006,600
    70,000  Massachusetts State, Special
            Obligation RB, Consolidated
            Loan, Ser A, Callable 06/01/08
            @ 101, 5.000%, 6/1/15                                        71,299
   930,000  Massachusetts State, Special
            Obligation RB, Consolidated
            Loan, Ser A, Pre-Refunded
            06/01/08 @ 101, 5.000%, 6/1/15                              946,945
 1,060,000  Massachusetts State, Water
            Resources Authority RB,
            Ser D, MBIA, GOA, 6.000%, 8/1/14                          1,208,039
--------------------------------------------------------------------------------
                                                                      3,232,883
--------------------------------------------------------------------------------

            MISSISSIPPI -- 0.7%
   745,000  Mississippi Development
            Bank RB, Capital Project &
            Equipment Acquisition, Ser A2,
            AMBAC, 5.000%, 7/1/24                                       745,782
--------------------------------------------------------------------------------

            NEVADA -- 2.0%
 2,000,000  Nevada Systems, Higher
            Education University RB,
            Ser B, AMBAC, Callable,
            01/01/16 @ 100, 5.000%, 7/1/35                            2,058,460
--------------------------------------------------------------------------------

            NEW JERSEY -- 0.4%
   150,000  New Jersey State GO, Ser D,
            6.000%, 2/15/11                                             161,603
   250,000  New Jersey State, Transportation
            System RB, Ser A, 5.625%, 6/15/14                           278,992
--------------------------------------------------------------------------------
                                                                        440,595
--------------------------------------------------------------------------------

            NEW YORK -- 10.0%
 3,715,000  New York City, Transitional
            Finance Authority RB, Ser A,
            Callable 11/01/11 @ 100 (A),
            5.500%, 11/1/26                                           3,975,979
 1,000,000  New York State, Mortgage
            Agency RB, Homeowner
            Mortgage, Ser 80, Callable
            03/01/09 @ 101, 5.100%, 10/1/17                           1,022,060
 3,000,000  New York State, Municipal
            Bond Bank Agency RB, Special
            School Purpose, Ser C, Callable
            06/01/2013 @ 100, 5.500%, 6/1/15                          3,250,320
 2,000,000  New York State, Thruway
            Authority RB, Highway and
            Bridge Project, Callable
            04/01/12 @ 100, 5.500%, 4/1/15                            2,148,220
--------------------------------------------------------------------------------
                                                                     10,396,579
--------------------------------------------------------------------------------

            NORTH CAROLINA -- 4.8%
   230,000  Charlotte, Mecklenburg
            Hospital Authority, North
            Carolina Health Care Systems
            RB, Ser A, Pre-Refunded
            01/15/11 @ 101, 5.000%, 1/15/31                             242,034
   770,000  Charlotte, Mecklenburg
             Hospital Authority, North
            Carolina Health Care Systems
            RB, Ser A, Unrefunded, 5.000%, 1/15/31                      775,567
 2,200,000  Greensboro, Enterprise
            System RB, 5.250%, 6/1/24                                 2,449,589
 1,380,000  University of North Carolina
            Wilmington, RB, AMBAC,
            Callable 01/01/13 @ 100,
            5.250%, 1/1/21                                            1,467,037
--------------------------------------------------------------------------------
                                                                      4,934,227
--------------------------------------------------------------------------------

            PENNSYLVANIA -- 18.5%
 1,345,000  Chester County, Health
            & Education Facilities
            Authority RB, Devereux
            Foundation, Callable 11/01/16
            @ 100, 5.000%, 11/1/22                                    1,365,565
 2,730,000  Coatesville School District GO,
            FSA, Callable 08/15/14 @ 100,
            5.250%, 8/15/18                                           2,947,008

--------------------------------------------------------------------------------
Tax-Exempt Bond Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 98.9% (CONTINUED)
            PENNSYLVANIA -- 18.5% (CONTINUED)
$  270,000  Coatesville School District GO,
            FSA, Pre-Refunded 8/15/14 @ 100,
            5.250%, 8/15/18                                       $     295,893
 3,000,000  Delaware County Authority,
            Hospital RB, Crozer Keystone
            Obigation Group A, Callable
            12/15/16 @ 100, 5.000%, 12/15/26                          2,923,860
 2,820,000  Lancaster Area Sewer Authority
            Revenue RB, FGIC, Callable
            4/1/15 @ 100, 5.000%, 4/1/17                              3,031,245
 2,000,000  Norwin Penn School District
                             GO, FGIC, Pre-Refunded
            04/01/10 @ 100, 6.000%, 4/1/24                            2,116,100
 1,000,000  Owen J Roberts School
                             District, FSA, Callable
            05/15/2016 @ 100, 4.750%, 5/15/25                         1,024,140
 1,035,000  Pennsylvania State, Higher
            Educational Facilities Authority
            RB, Saint Joseph's University,
            Callable 05/01/06 @ 100
            (LOC: Allied Irish Banks PLC) (A),
            5.000%, 5/1/11                                            1,035,932
 1,000,000  Pennsylvania State, Public
            School Building Authority RB,
            Harrisburg Area Community
            College Project, AMBAC,
            Callable 04/01/14 @ 100,
            5.250%, 4/1/24                                            1,069,810
 1,500,000  Philadelphia, Authority for
            Industrial Development
            Lease Revenue RB, Ser B, FSA,
            Callable 10/01/11 @ 101,
            5.500%, 10/1/12                                           1,615,575
 1,300,000  Philadelphia, Hospital &
            Higher Education Authority RB,
            Presbyterian Medical Center
            Project, ETM, 6.500%, 12/1/11                             1,375,803
   525,000  Philadelphia, Water & Waste
            Water RB, MBIA, 6.250%, 8/1/09                              550,410
--------------------------------------------------------------------------------
                                                                     19,351,341
--------------------------------------------------------------------------------

            PUERTO RICO -- 0.8%
   250,000  Puerto Rico, Commonwealth
             Public Improvements, Ser A,
            5.000%, 7/1/09                                              255,728
   500,000  Puerto Rico, Electric Power
            Authority RB, Ser RR, Callable
            07/01/15 @ 100, 5.000%, 7/1/29                              544,515
--------------------------------------------------------------------------------
                                                                        800,243
--------------------------------------------------------------------------------

            RHODE ISLAND -- 1.2%
 1,000,000  Rhode Island, Depositors
              Economic Protection
              Authority RB, Special Obligation,
              Ser A, ETM, 6.375%, 8/1/22                              1,235,200
--------------------------------------------------------------------------------

            SOUTH CAROLINA -- 6.0%
 2,530,000  Darlington County, Water
              & Sewer Authority RB, AMBAC,
              Callable 12/01/12 @ 101,
              5.625%, 12/1/23                                         2,748,339
 3,415,000  South Carolina State,
              Public Service Authority RB,
                              Ser A, AMBAC Callable
              01/01/14 @ 100, 5.000%, 1/1/39                          3,484,598
--------------------------------------------------------------------------------
                                                                      6,232,937
--------------------------------------------------------------------------------

            TEXAS -- 6.6%
    10,000  Duncanville, Independent
              School District, GO, PSF-GTD,
              Callable 02/15/13 @ 100,
              5.650%, 2/15/28                                            10,716
 1,340,000  Duncanville, Independent
              School District, GO, PSF-GTD,
              Pre-Refunded 02/15/13 @ 100,
              5.650%, 2/15/28                                         1,471,856
   975,000  Fort Worth Water &
              Sewer RB, Unrefunded,
              5.750%, 2/15/14                                         1,028,001
 1,850,000  Harris County, Healthcare
              Facilities Development
              Authority RB, Christus Health
              Project, Ser A, MBIA, Callable
              07/01/09 @ 101, 5.375%, 7/1/24                          1,924,352
 1,140,000  Houston, Water & Sewer
              Systems Authority RB,
              Junior Lien, Ser C, FGIC,
              Pre-Refunded 12/01/07 @ 101,
              5.375%, 12/1/27                                         1,154,649
 1,250,000  Texas Water Development
              Board RB, Revolving Fund,
              Senior Lein, Ser B, Callable
              01/15/10 @ 100, 5.500%, 7/15/15                         1,299,600
--------------------------------------------------------------------------------
                                                                      6,889,174
--------------------------------------------------------------------------------

            UTAH -- 2.1%
 2,000,000  Utah Transit Authority
              Sales Tax RB, Ser A, FSA,
              Callable 12/15/12 @ 100,
              5.000%, 6/15/24                                         2,133,880
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt Bond Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 98.9% (CONTINUED)
            WASHINGTON -- 4.2%
$1,000,000  Central Pugent Sound,
              Regional Transportation
              Authority RB, Sales Tax &
              Motor Project, FGIC, 5.250%, 2/1/21                 $   1,093,500
 1,000,000  Clark County, School
              District No. 177 GO, AMBAC,
              5.250%, 12/1/14                                         1,095,650
 1,000,000  Washington State GO, Ser A,
              FSA, 5.000%, 7/1/20                                     1,049,060
 1,000,000  Washington State, Economic
              Development Finance
              Authority, Biomedical Research
              Property II RB, MBIA, Callable
              12/01/15 @ 100, 5.250%, 6/1/19                           1,072,390
--------------------------------------------------------------------------------
                                                                       4,310,600
--------------------------------------------------------------------------------

            TOTAL MUNICIPAL BONDS                                 $ 102,667,220
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                                              VALUE
--------------------------------------------------------------------------------

            CASH EQUIVALENT -- 0.0%
    34,143  ABN Amro Tax Exempt
            Money Market Fund, 3.460%^                            $      34,143
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES -- 98.9%
            (Cost $99,690,851)                                    $ 102,701,363

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 1.1%                             1,106,763
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                  $ 103,808,126
================================================================================

^     The rate shown is the 7-day effective yield as of September 30, 2007.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2007.

(B) Zero coupon security - the rate reported was the effective yield at time of purchase.

AMBAC - American Municipal Bond Assurance Corporation

ETM - Escrowed to Maturity

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GO - General Obligation

GOA - General Obligation of Authority

LOC - Letter of Credit

MBIA - Municipal Bond Insurance Association

PLC - Public Limited Company

PSF-GTD - Permanent School Fund - Guaranteed

RB - Revenue Bond

USD - Unified School District XLCA - XL Capital Assurance

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Ultra Short Duration Fixed Income Fund - September 30, 2007
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 76.5%
$  418,423  FHLMC  Pool #G11072,
              7.500%, 12/1/15                                     $     435,115
    19,371  FHLMC CMO/REMIC Ser 1544,
              Class L (A), 4.210%, 7/15/08                               19,278
 7,101,084  FHLMC CMO/REMIC Ser 2571,
              Class FN (A), 6.400%, 8/15/32                           7,182,810
 1,271,618  FHLMC CMO/REMIC Ser 2575
               Class LM, 4.500%, 5/15/32                              1,246,180
 1,940,904  FHLMC CMO/REMIC Ser 2586,
              Class WA, 4.000%, 12/15/32                              1,871,293
 1,227,715  FHLMC CMO/REMIC Ser 2590,
              Class UL, 3.750%, 3/15/32                               1,177,392
 1,669,483  FHLMC CMO/REMIC Ser 2594,
              Class YA, 4.000%, 4/15/23                               1,619,101
   748,863  FHLMC CMO/REMIC Ser 2640,
              Class OT, 2.000%, 4/15/22                                 742,978
 1,468,766  FHLMC CMO/REMIC Ser 2649,
              Class PJ, 3.500%, 6/15/33                               1,423,682
   864,807  FHLMC CMO/REMIC Ser 2684,
              Class GN, 3.250%, 5/15/23                               858,979
   237,895  FHLMC CMO/REMIC Ser 2715,
              Class QB, 3.500%, 9/15/22                               237,211
 1,428,518  FHLMC CMO/REMIC Ser 2744,
              Class JX, 3.500%, 1/15/23                               1,416,532
 3,513,653  FHLMC CMO/REMIC Ser 2770,
              Class FH (A), 6.150%, 3/15/34                           3,539,874
 1,795,707  FHLMC CMO/REMIC Ser 2886,
              Class BF (A), 6.250%, 11/15/34                          1,803,352
 4,215,951  FHLMC CMO/REMIC Ser 2921,
              Class JF (A), 6.250%, 1/15/35                           4,270,159
   324,442  FHLMC CMO/REMIC Ser 2925,
              Class CF (A), 6.250%, 1/15/35                             321,952
 1,060,199  FHLMC CMO/REMIC Ser 2956,
              Class YB, 6.950%, 1/15/35                                 979,417
 2,415,861  FHLMC CMO/REMIC Ser 3025,
              Class FC (A), 7.000%, 8/15/35                           2,351,687
 1,238,832  FHLMC CMO/REMIC Ser 3033,
              Class BY (A), 7.000%, 9/15/35                           1,289,751
   736,541  FHLMC CMO/REMIC Ser 3038,
              Class TA, 6.700%, 9/15/35                                 734,038
   703,998  FHLMC CMO/REMIC Ser 3069,
              Class KT, 7.000%, 10/15/34                                706,701
 4,459,695  FHLMC CMO/REMIC Ser 3092,
              Class TA, 7.250%, 11/15/35                              4,354,609
 6,540,339  FHLMC CMO/REMIC Ser 3137,
              Class PJ, 5.125%, 12/15/13                              6,489,509
   637,417  FHLMC CMO/REMIC Ser 3144,
              Class TB, 7.200%, 3/15/34                                 637,752
 4,999,732  FHLMC CMO/REMIC Ser 3157,
              Class TB, 7.800%, 1/15/35                               4,934,950
 6,577,712  FHLMC CMO/REMIC Ser 3177,
              Class SW, 7.650%, 6/15/35                               6,585,935
$2,258,093  FHLMC CMO/REMIC Ser 3251,
              Class TA, 7.400%, 6/15/36                               2,268,290
       352  FHLMC Pool #184967, 7.750%, 8/1/08                              353
   258,177  FHLMC Pool #B15413, 8.000%, 3/1/11                          267,139
    76,292  FHLMC Pool #E64944, 7.000%, 7/1/11                           78,552
 1,058,976  FNMA CMO/REMIC Ser 2002-67,
              Class AM, 5.000%, 11/25/15                              1,057,513
   494,589  FNMA CMO/REMIC Ser 2002-87,
              Class PY, 3.920%, 9/25/27                                 492,047
 1,819,811  FNMA CMO/REMIC Ser 2003-119,
              Class PU, 4.000%, 11/25/33                              1,780,018
   765,659  FNMA CMO/REMIC Ser 2003-19,
              Class ME, 4.000%, 1/25/33                                 732,734
   849,893  FNMA CMO/REMIC Ser 2003-33,
              Class AM, 4.250%, 5/25/33                                 818,168
 1,284,791  FNMA CMO/REMIC Ser 2003-33,
              Class AU, 4.000%, 3/25/33                               1,226,020
 1,031,043  FNMA CMO/REMIC Ser 2003-34,
              Class AD, 4.000%, 1/25/32                               1,008,423
10,868,258  FNMA CMO/REMIC Ser 2003-61,
              Class FK (A), 6.630%, 8/25/33                          11,565,323
 3,844,103  FNMA CMO/REMIC Ser 2003-69,
              Class NF (A), 6.820%, 7/25/33                           3,875,916
 4,866,805  FNMA CMO/REMIC Ser 2003-81,
              Class FE (A), 5.630%, 9/25/33                           4,931,331
 3,271,270  FNMA CMO/REMIC Ser 2004-96,
              Class LF (A), 6.130%, 12/25/34                          3,319,908
 1,280,346  FNMA CMO/REMIC Ser 2005-108,
              Class GU, 5.750%, 7/25/35                               1,284,409
 3,137,395  FNMA CMO/REMIC Ser 2005-93,
              Class XT, 7.000%, 10/25/35                              3,050,329
 3,619,229  FNMA CMO/REMIC Ser 2006-109,
              Class JS (A), 6.750%, 5/25/36                           3,566,976
 5,547,065  FNMA CMO/REMIC Ser 2006-14,
              Class DT, 7.000%, 3/25/36                               5,520,097
 1,689,560  FNMA CMO/REMIC Ser 2007-9,
              Class YA, 5.500%, 3/25/37                               1,683,670
   225,094  FNMA Pool #190658, 7.000%, 2/1/09                           226,763
   116,232  FNMA Pool #253472, 7.500%, 9/1/10                           118,982
   173,048  FNMA Pool #519992, 7.000%, 10/1/14                          179,038
   249,922  FNMA Pool #534851, 7.500%, 4/1/15                           259,354
   180,625  FNMA Pool #535219, 7.500%, 3/1/15                           187,441
   154,668  FNMA Pool #535635, 8.500%, 6/1/12                           155,320
   822,994  FNMA Pool #555646, 7.500%, 9/1/16                           854,010
    40,845  GNMA ARM Pool #8103 (A),
              5.625%, 2/20/16                                            41,245
    39,479  GNMA ARM Pool #8287 (A),
              5.125%, 11/20/17                                           39,711
    66,066  GNMA ARM Pool #8297 (A),
              5.125%, 12/20/17                                           66,754
   114,066  GNMA ARM Pool #8333 (A),
              6.500%, 3/20/18                                           115,252
    55,961  GNMA ARM Pool #8345 (A),
              5.875%, 4/20/18                                            56,387

--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 76.5% (CONTINUED)
$   79,818  GNMA ARM Pool #8366 (A),
              6.375%, 6/20/18                                     $      80,635
     3,479  GNMA ARM Pool #8404 (A),
              5.750%, 9/20/18                                             3,512
    34,235  GNMA ARM Pool #8405 (A),
              6.000%, 9/20/18                                            34,513
     6,578  GNMA ARM Pool #8462 (A),
              6.375%, 2/20/19                                             6,655
    50,310  GNMA ARM Pool #8489 (A),
              6.500%, 4/20/19                                            50,698
 3,530,752  GNMA CMO/REMIC Ser 2003-34,
              Class PM, 4.000%, 4/20/33                               3,455,669
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            MORTGAGE-BACKED OBLIGATIONS                           $ 111,689,392
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY
            OBLIGATIONS -- 18.9%
 2,000,000  FFCB, 5.250%, 9/27/11                                     2,004,176
 5,000,000  FHLB, 4.250%, 9/12/08                                     4,983,385
 3,000,000  FHLB (A), 6.125%, 8/20/08                                 2,985,300
 3,000,000  FHLB (A), 9.000%, 8/16/22                                 2,989,500
10,000,000  FHLB Discount Note, 6/18/08                               9,686,800
 3,000,000  FNMA, 6.250%, 6/6/22                                      2,995,641
 2,000,000  FNMA, 6.000%, 9/24/27                                     1,980,750
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS                                           $  27,625,552
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 2.9%
            FINANCIALS -- 2.9%
 3,750,000  Countrywide Financial Corp,
              MTN (A), 5.440%, 2/28/08                                3,712,818
   500,000  John Deere Capital Corp, MTN (A),
              5.383%, 9/25/08                                           499,871
--------------------------------------------------------------------------------
 4,250,000  TOTAL CORPORATE BONDS                                 $   4,212,689
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            REPURCHASE AGREEMENT -- 1.7%
$2,488,000  PNC Bank, National Association
              4.42% dated 09/28/07 due 10/01/07
              repurchase proceeds $2,488,916
              (Collateralized by $2,940,000 U.S.
              Government Obligation FGG 02480
              6.50% due 12/01/36; fair
              value $3,009,825)                                   $   2,488,000
--------------------------------------------------------------------------------


                                                                      MARKET
  SHARES                                                               VALUE
--------------------------------------------------------------------------------

            CASH EQUIVALENT -- 0.0%
       571  BlackRock TempFund,
              Institutional Shares, 5.341%^                       $         571
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES
            AND REPURCHASE AGREEMENT -- 100.0%
            (Cost $145,398,635)                                   $ 146,016,204

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 0.0%                                29,230
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                  $ 146,045,434
================================================================================

^     The rate shown is the 7-day effective yield as of September 30, 2007.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2007.

ARM - Adjustable Rate Mortgage

CMO - Collateralized Mortgage Obligation

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

REMIC - Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Value Opportunities Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 96.4%                                SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 22.8%
Ace                                                     33,350    $   2,020,010
Assurant                                                26,100        1,396,350
Bank of New York                                        36,149        1,595,617
CIT Group                                               36,000        1,447,200
Citigroup                                               72,325        3,375,407
Host Hotels & Resorts+                                  52,525        1,178,661
Loews                                                   61,850        2,990,447
Morgan Stanley+                                         21,400        1,348,200
PNC Financial Services Group                            51,550        3,510,554
RenaissanceRe Holdings                                  32,475        2,124,190
US Bancorp                                              40,925        1,331,290
Wachovia+                                               46,850        2,349,528
--------------------------------------------------------------------------------
                                                                     24,667,454
--------------------------------------------------------------------------------

ENERGY -- 15.5%
Chesapeake Energy                                       44,250        1,560,255
Chevron Texaco                                          33,750        3,158,325
Exxon Mobil                                             58,625        5,426,330
Noble Energy                                            27,350        1,915,594
Peabody Energy                                          61,600        2,948,792
Valero Energy                                           25,400        1,706,372
--------------------------------------------------------------------------------
                                                                     16,715,668
--------------------------------------------------------------------------------

UTILITIES -- 15.1%
AT&T                                                    86,775        3,671,449
Comcast, Class A*+                                     109,075        2,637,434
DPL+                                                    55,475        1,456,774
Edison International                                    23,475        1,301,689
Exelon                                                  47,375        3,570,180
National Fuel Gas+                                      37,100        1,736,651
Verizon Communications                                  44,225        1,958,283
--------------------------------------------------------------------------------
                                                                     16,332,460
--------------------------------------------------------------------------------

HEALTH CARE -- 10.9%
Abbott Laboratories                                     28,575        1,532,192
Barr Pharmaceuticals*                                   29,800        1,695,918
CVS/Caremark                                            76,225        3,020,796
Johnson & Johnson                                       25,000        1,642,500
McKesson                                                26,350        1,549,117
Pfizer                                                  51,225        1,251,427
WellPoint*                                              13,350        1,053,582
--------------------------------------------------------------------------------
                                                                     11,745,532
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 7.8%
General Electric                                       133,875        5,542,425
Joy Global                                              28,475        1,448,239
Teradyne*                                              102,575        1,415,535
--------------------------------------------------------------------------------
                                                                      8,406,199
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 7.5%
Altria Group                                            26,775        1,861,666
HJ Heinz                                                34,575        1,597,365
Kraft Foods, Class A                                    65,075        2,245,738
Procter & Gamble                                        33,425        2,351,115
--------------------------------------------------------------------------------
                                                                      8,055,884
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 7.2%
Goldcorp+                                              130,700        3,994,192
Shaw Group*                                             64,275        3,734,378
--------------------------------------------------------------------------------
                                                                      7,728,570
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.0%
McDonald's                                              38,350        2,088,925
Republic Services                                       55,287        1,808,438
Walt Disney                                             73,500        2,527,664
--------------------------------------------------------------------------------
                                                                      6,425,027
--------------------------------------------------------------------------------

TECHNOLOGY -- 3.6%
Hewlett Packard                                         29,575        1,472,538
RF Micro Devices*+                                     170,850        1,149,821
TriQuint Semiconductor*                                261,350        1,283,229
--------------------------------------------------------------------------------
                                                                      3,905,588
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 103,982,382
--------------------------------------------------------------------------------

INVESTMENT FUND -- 10.6%
BlackRock Institutional
   Money Market Trust, 5.37% ** ^                   11,407,980    $  11,407,980
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 4.4%
BlackRock TempFund,
   Institutional Shares, 5.34% ^                     4,737,822    $   4,737,822
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 111.4%
(Cost $105,007,647)                                               $ 120,128,184

LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.4%)                    (12,321,097)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 107,807,087
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $11,068,728.

**    Represents collateral for securities loaned.

^     The rate shown is the 7-day effective yield as of September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Clover Core Fixed Income Fund, Touchstone Diversified Small Cap Value Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Healthcare & Biotechnology Fund, Touchstone Strategic Value and High Income Fund, Touchstone Value Opportunities Fund (collectively, the "Former Turner Funds"), Touchstone Mid Cap Fund ("Former Westlake Fund"), Touchstone Diversified Value Fund, Touchstone Diversified Growth Fund, Touchstone Small Cap Fund, Touchstone Family Heritage Fund, Touchstone Pitcairn Taxable Bond Fund, Touchstone Tax-Exempt Bond Fund, Touchstone Sands Capital Select Growth Fund, and Touchstone International Equity Fund (collectively, the "Former Pitcairn Funds"), (the seventeen funds collectively referred to as the "Funds", and formerly known as the "Constellation Funds" which were comprised of the former funds listed in Note 1 to the Financial Statements) as of September 30, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. We have also audited the financial highlights of the Former Turner Funds for each of the two years or periods in the period ended September 30, 2003 and the Former Westlake Fund for the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2005 of the Former Turner Funds and Former Westlake Fund were audited by other auditors whose report dated November 29, 2005, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the two years in the period ended October 31, 2003 of the Former Pitcairn Funds were audited by other auditors whose report dated December 12, 2003, expressed an unqualified an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Funds Group Trust at September 30, 2007, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the financial highlights referred to above are presented fairly, in all material respects, for the Former Turner Funds for each of the two years or periods in the period ended September 30, 2003, and for the Former Westlake Fund for the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
November 26, 2007

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2007" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                      EXPENSES
                                           NET EXPENSE         BEGINNING            ENDING          PAID DURING
                                              RATIO             ACCOUNT            ACCOUNT         THE SIX MONTHS
                                           ANNUALIZED            VALUE              VALUE               ENDED
                                          SEPTEMBER 30,         APRIL 1,         SEPTEMBER 30,     SEPTEMBER 30,
                                              2007                2007               2007               2007*
-----------------------------------------------------------------------------------------------------------------
CLOVER CORE FIXED INCOME FUND
   Class I       Actual                      0.85%          $     1,000.00     $     1,018.10     $         4.30
   Class I       Hypothetical                0.85%          $     1,000.00     $     1,020.81     $         4.31

DIVERSIFIED GROWTH FUND
   Class A       Actual                      1.10%          $     1,000.00     $     1,097.10     $         5.78
   Class A       Hypothetical                1.10%          $     1,000.00     $     1,019.55     $         5.57

DIVERSIFIED SMALL CAP VALUE FUND
   Class A       Actual                      1.25%          $     1,000.00     $       986.90     $         6.21
   Class A       Hypothetical                1.25%          $     1,000.00     $     1,018.82     $         6.31

   Class C       Actual                      1.82%          $     1,000.00     $       983.30     $         9.07
   Class C       Hypothetical                1.82%          $     1,000.00     $     1,015.93     $         9.21

   Class Z       Actual                      1.45%          $     1,000.00     $       986.40     $         7.22
   Class Z       Hypothetical                1.45%          $     1,000.00     $     1,017.79     $         7.34

DIVERSIFIED VALUE FUND
   Class A       Actual                      1.09%          $     1,000.00     $     1,038.50     $         5.58
   Class A       Hypothetical                1.09%          $     1,000.00     $     1,019.60     $         5.53

   Class C       Actual                      1.82%          $     1,000.00     $     1,035.20     $         9.29
   Class C       Hypothetical                1.82%          $     1,000.00     $     1,015.94     $         9.20

FAMILY HERITAGE(R) FUND
   Class A       Actual                      1.30%          $     1,000.00     $     1,051.60     $         6.69
   Class A       Hypothetical                1.30%          $     1,000.00     $     1,018.55     $         6.58

   Class C       Actual                      2.04%          $     1,000.00     $     1,046.40     $        10.45
   Class C       Hypothetical                2.04%          $     1,000.00     $     1,014.86     $        10.29

HEALTHCARE & BIOTECHNOLOGY FUND
   Class A       Actual                      1.55%          $     1,000.00     $     1,137.50     $         8.30
   Class A       Hypothetical                1.55%          $     1,000.00     $     1,017.30     $         7.84

   Class C       Actual                      2.23%          $     1,000.00     $     1,134.70     $        11.92
   Class C       Hypothetical                2.23%          $     1,000.00     $     1,013.90     $        11.25

INTERNATIONAL EQUITY FUND
   Class A       Actual                      1.45%          $     1,000.00     $     1,090.00     $         7.60
   Class A       Hypothetical                1.45%          $     1,000.00     $     1,017.80     $         7.33

   Class C       Actual                      2.20%          $     1,000.00     $     1,085.60     $        11.48
   Class C       Hypothetical                2.20%          $     1,000.00     $     1,014.06     $        11.09

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                  EXPENSES
                                           NET EXPENSE     BEGINNING            ENDING          PAID DURING
                                              RATIO         ACCOUNT            ACCOUNT         THE SIX MONTHS
                                           ANNUALIZED        VALUE              VALUE               ENDED
                                          SEPTEMBER 30,     APRIL 1,         SEPTEMBER 30,     SEPTEMBER 30,
                                              2007            2007               2007               2007*
--------------------------------------------------------------------------------------------------------------
MID CAP FUND
     Class A     Actual**                      0.95%     $     1,000.00     $       984.60     $         3.60
     Class A     Hypothetical**                0.95%     $     1,000.00     $     1,015.56     $         3.65

     Class C     Actual**                      1.35%     $     1,000.00     $       983.50     $         5.12
     Class C     Hypothetical**                1.35%     $     1,000.00     $     1,014.01     $         5.20

     Class Y     Actual                        0.90%     $     1,000.00     $     1,046.10     $         4.62
     Class Y     Hypothetical                  0.90%     $     1,000.00     $     1,020.56     $         4.56

     Class Z     Actual                        1.14%     $     1,000.00     $     1,045.70     $         5.84
     Class Z     Hypothetical                  1.14%     $     1,000.00     $     1,019.36     $         5.76

PITCAIRN TAXABLE BOND FUND
     Class II    Actual                        0.89%     $     1,000.00     $     1,018.20     $         4.50
     Class II    Hypothetical                  0.89%     $     1,000.00     $     1,020.61     $         4.51

SANDS CAPITAL SELECT GROWTH FUND
     Class Y     Actual                        0.97%     $     1,000.00     $     1,142.30     $         5.23
     Class Y     Hypothetical                  0.97%     $     1,000.00     $     1,020.19     $         4.93

     Class Z     Actual                        1.22%     $     1,000.00     $     1,140.70     $         6.57
     Class Z     Hypothetical                  1.22%     $     1,000.00     $     1,018.93     $         6.20

SHORT DURATION FIXED INCOME FUND
     Class Z     Actual                        0.74%     $     1,000.00     $     1,022.60     $         3.75
     Class Z     Hypothetical                  0.74%     $     1,000.00     $     1,021.36     $         3.75

SMALL CAP FUND
     Class A     Actual                        1.10%     $     1,000.00     $       982.40     $         5.47
     Class A     Hypothetical                  1.10%     $     1,000.00     $     1,019.55     $         5.57

     Class C     Actual                        1.84%     $     1,000.00     $       978.30     $         9.12
     Class C     Hypothetical                  1.84%     $     1,000.00     $     1,015.84     $         9.30

SMALL CAP VALUE OPPORTUNITIES FUND
     Class A     Actual***                     1.49%     $     1,000.00     $       950.30     $         2.79
     Class A     Hypothetical***               1.49%     $     1,000.00     $     1,006.73     $         2.87

     Class C     Actual***                     2.09%     $     1,000.00     $       949.90     $         3.91
     Class C     Hypothetical***               2.09%     $     1,000.00     $     1,005.58     $         4.02

     Class Z     Actual                        1.44%     $     1,000.00     $     1,015.90     $         7.26
     Class Z     Hypothetical                  1.44%     $     1,000.00     $     1,017.86     $         7.27

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                EXPENSES
                                         NET EXPENSE       BEGINNING          ENDING          PAID DURING
                                            RATIO           ACCOUNT          ACCOUNT         THE SIX MONTHS
                                         ANNUALIZED          VALUE            VALUE               ENDED
                                        SEPTEMBER 30,       APRIL 1,       SEPTEMBER 30,     SEPTEMBER 30,
                                            2007              2007             2007               2007*
------------------------------------------------------------------------------------------------------------
STRATEGIC VALUE AND HIGH INCOME FUND
     Class A     Actual                     0.50%     $     1,000.00     $       990.60     $         2.49
     Class A     Hypothetical               0.50%     $     1,000.00     $     1,022.56     $         2.53

     Class C     Actual                     1.25%     $     1,000.00     $       987.60     $         6.23
     Class C     Hypothetical               1.25%     $     1,000.00     $     1,018.80     $         6.33

     Class Y     Actual                     0.25%     $     1,000.00     $       991.80     $         1.25
     Class Y     Hypothetical               0.25%     $     1,000.00     $     1,023.82     $         1.27

TAX-EXEMPT BOND FUND
     Class A     Actual                     0.70%     $     1,000.00     $     1,012.30     $         3.53
     Class A     Hypothetical               0.70%     $     1,000.00     $     1,021.56     $         3.55

ULTRA SHORT DURATION FIXED INCOME FUND
     Class Z     Actual                     0.69%     $     1,000.00     $     1,023.20     $         3.50
     Class Z     Hypothetical               0.69%     $     1,000.00     $     1,021.61     $         3.50

VALUE OPPORTUNITIES FUND
     Class A     Actual                     1.31%     $     1,000.00     $     1,071.20     $         6.82
     Class A     Hypothetical               1.31%     $     1,000.00     $     1,018.49     $         6.64

     Class C     Actual                     1.88%     $     1,000.00     $     1,068.00     $         9.73
     Class C     Hypothetical               1.88%     $     1,000.00     $     1,015.66     $         9.48

     Class Z     Actual                     1.11%     $     1,000.00     $     1,071.90     $         5.77
     Class Z     Hypothetical               1.11%     $     1,000.00     $     1,019.50     $         5.62

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

** The example is based on an investment of $1,000 invested at the beginning of the period (May 14, 2007) and held for the entire period through September 30, 2007.

*** The example is based on an investment of $1,000 invested at the beginning of the period (July 23, 2007) and held for the entire period through September 30, 2007.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                            TERM OF                                               IN THE
NAME                          POSITION(S)   OFFICE(2) AND                                         TOUCHSTONE   OTHER
ADDRESS                       HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)               FUND         DIRECTORSHIPS
AGE                           TRUST         TIME SERVED     DURING PAST 5 YEARS                   COMPLEX(3)   HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              Trustee and   Until           Senior Vice President of The Western      52       Director of
Touchstone Advisors, Inc      President     retirement at   and Southern Life Insurance Company;               LaRosa's (a
303 Broadway                                age 75 or until President and a director of IFS                    restaurant chain).
Cincinnati, OH                              she resigns or  Financial Services, Inc. (a holding
Year of Birth: 1955                         is removed      company); Director of Capital
                                            Trustee since   Analysts Incorporated (an investment
                                            1999            advisor and broker-dealer),
                                                            Integrated Investment Services, Inc.
                                                            until April 2007 (the Trust's former
                                                            administrator, accounting and
                                                            transfer agent), IFS Fund
                                                            Distributors, Inc. (a
                                                            broker-dealer), Touchstone Advisors,
                                                            Inc. (the Trust's investment
                                                            advisor) and Touchstone Securities,
                                                            Inc. (the Trust's distributor);
                                                            President and a director of IFS
                                                            Agency Services, Inc. (an insurance
                                                            agency), W&S Financial Group
                                                            Distributors, Inc. (an annuity
                                                            distributor) and IFS Systems, Inc.;
                                                            Senior Vice President and a director
                                                            of W&S Brokerage Services, Inc. (a
                                                            broker-dealer); Director, President
                                                            and Chief Executive Officer of
                                                            Integrity Life Insurance Company and
                                                            National Integrity Life Insurance
                                                            Company; President of Touchstone
                                                            Tax-Free Trust, Touchstone
                                                            Investment Trust, Touchstone
                                                            Variable Series Trust, Touchstone
                                                            Strategic Trust, Touchstone Funds
                                                            Group Trust and Touchstone
                                                            Institutional Funds Trust; President
                                                            of Touchstone Advisors, Inc., and
                                                            Touchstone Securities, Inc. until
                                                            2004.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett               Trustee       Until           Chairman of the Board, President and      52       Director of The
The Western and                             retirement at   Chief Executive Officer of The                     Andersons (an
Southern Life                               age 75 or until Western and Southern Life Insurance                agribusiness and
Insurance Company                           he resigns or   Company, Western-Southern Life                     retailing
400 Broadway                                is              Assurance Company and Western &                    company);
Cincinnati, OH                              removed         Southern Financial Group, Inc.;                    Convergys
Year of Birth: 1949                         Trustee since   Director and Chairman of Columbus                  Corporation (a
                                            2002            Life Insurance Company; Fort                       provider of
                                                            Washington Investment Advisors,                    business support
                                                            Inc., Integrity Life Insurance                     systems and
                                                            Company and National Integrity Life                customer care
                                                            Insurance Company; Director of Eagle               operations) and
                                                            Realty Group, Inc., Eagle Realty                   Fifth Third Bancorp.
                                                            Investments, Inc. and Integrated
                                                            Investment Services, Inc. (until
                                                            April 2007); Director, Chairman and
                                                            CEO of WestAd, Inc.; President and
                                                            Trustee of Western & Southern
                                                            Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                           TERM OF                                                IN THE
NAME                          POSITION(S)  OFFICE(2) AND                                          TOUCHSTONE   OTHER
ADDRESS                       HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S)               FUND         DIRECTORSHIPS
AGE                           TRUST        TIME SERVED      DURING PAST 5 YEARS                   COMPLEX(3)   HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                Trustee      Until            President and Chief Executive             52      Director of the
303 Broadway                               retirement at    Officer of Cox Financial Corp.                    Federal Reserve
Cincinnati, OH                             age 75 or until  (a financial services company).                   Bank of Cleveland
Year of Birth: 1947                        he resigns or                                                      and Duke Energy (a
                                           is removed                                                         utility company);
                                           Trustee since                                                      Chairman of The
                                           1994                                                               Cincinnati Bell
                                                                                                              Telephone Company
                                                                                                              LLC; Director of The
                                                                                                              Timken Company (a
                                                                                                              manufacturer of
                                                                                                              bearings, alloy
                                                                                                              steels and related
                                                                                                              products and
                                                                                                              services); Director
                                                                                                              of Diebold,
                                                                                                              Incorporated (a
                                                                                                              provider of
                                                                                                              integrated
                                                                                                              self-service
                                                                                                              delivery and
                                                                                                              security systems).
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner              Trustee      Until            Principal of HJL Enterprises (a           52      None
303 Broadway                               retirement at    privately held investment company).
Cincinnati, OH                             age 75 or until
Year of Birth: 1938                        he resigns or
                                           is removed
                                           Trustee since
                                           1999
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann            Trustee      Until            Executive for Duro Bag Manufacturing      52      Trustee of Jewish
303 Broadway                               retirement at    Co. (a bag manufacturer); President               Hospital, Greater
Cincinnati, OH                             age 75 or until  of Shor Foundation for Epilepsy                   Cincinnati Arts &
Year of Birth: 1938                        he resigns or    Research (a charitable foundation);               Education Center
                                           is removed       Trustee of Riverfront Funds (mutual               and Cincinnati Arts
                                           Trustee since    funds) from 1999 - 2004.                          Association
                                           2005
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                            TERM OF                                               IN THE
NAME                          POSITION(S)   OFFICE(2) AND                                         TOUCHSTONE   OTHER
ADDRESS                       HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)               FUND         DIRECTORSHIPS
AGE                           TRUST         TIME SERVED     DURING PAST 5 YEARS                   COMPLEX(3)   HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg          Trustee       Until            Retired Partner of KPMG LLP (a            52      Trustee of Tri-Health
303 Broadway                               retirement at    certified public accounting                       Physician Enterprise
Cincinnati, OH                             age 75 or until  firm). Vice President of St. Xavier               Corporation.
Year of Birth: 1934                        he resigns or    High School.
                                           is removed
                                           Trustee since
                                           1994
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti              Trustee       Until            CEO, Chairman and Director of             52      None
303 Broadway                               retirement at    Avaton, Inc. (a wireless
Cincinnati, OH                             age 75 or until  entertainment company). President
Year of Birth: 1948                        he resigns or is of Cincinnati Biomedical (a life
                                           removed          science and economic development
                                           Trustee since    company) from July 2003 until 2005.
                                           2002             CEO, Chairman and Director of
                                                            Astrum Digital Information (an
                                                            information monitoring company)
                                                            from 2000 until 2001; President of
                                                            Great American Life Insurance
                                                            Company from 1999 until 2000.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 17 series of the Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, and 3 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Investment Trust, and Touchstone Institutional Funds Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                           TERM OF                                                IN THE
NAME                         POSITION(S)   OFFICE AND                                             TOUCHSTONE      OTHER
ADDRESS                      HELD WITH     LENGTH OF            PRINCIPAL OCCUPATION(S)           FUND            DIRECTORSHIPS
AGE                          TRUST         TIME SERVED          DURING PAST 5 YEARS               COMPLEX(2)      HELD
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder             President     Until resignation,   See biography above.                 52           See biography
Touchstone                   and Trustee   removal or                                                             above.
Advisors, Inc.                             disqualification
303 Broadway                               President since
Cincinnati, OH                             2004; President
Year of Birth: 1955                        from 2000-2002
----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice          Until resignation,   Senior Vice President-Compliance     52           None
Touchstone Advisors, Inc.    President     removal or           of IFS Financial Services, Inc.,
303 Broadway                 and Chief     disqualification     Director of Compliance of W&S
Cincinnati, OH               Compliance    Vice President       Brokerage Services, Inc.; Chief
Year of Birth: 1956          Officer       since 2003           Compliance Officer of Puglisi &
                                                                Co. from 2001 until 2002.
----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo               Vice          Until resignation,   President of Touchstone              52           None
Touchstone Securities, Inc.  President     removal or           Securities, Inc. and Touchstone
303 Broadway                               disqualification     Advisors, Inc.; Managing Director,
Cincinnati, OH                             Vice President       Deutsche Asset Management until
Year of Birth: 1951                        since 2004           2001.
----------------------------------------------------------------------------------------------------------------------------------
William A. Dent              Vice          Until resignation,   Senior Vice President of             52           None
Touchstone Advisors, Inc.    President     removal or           Touchstone Advisors, Inc.;
303 Broadway                               disqualification     Marketing Director of Promontory
Cincinnati, OH                             Vice President       Interfinancial Network from
Year of Birth: 1963                        since 2004           2002-2003; Senior Vice President
                                                                of McDonald Investments from 1998
                                                                - 2001.
----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller    Until resignation,   Senior Vice President, Chief         52           None
Touchstone                   and Treasurer removal or           Financial Officer and Treasurer of
Advisors, Inc.                             disqualification     Integrated Investment Services,
303 Broadway                               Controller since     Inc. (until April 2007), IFS Fund
Cincinnati, OH                             2000                 Distributors, Inc. and W&S
Year of Birth: 1962                        Treasurer since      Brokerage Services, Inc.; Chief
                                           2003                 Financial Officer of IFS Financial
                                                                Services, Inc., Touchstone
                                                                Advisors, Inc. and Touchstone
                                                                Securities, Inc. and Assistant
                                                                Treasurer of Fort Washington
                                                                Investment Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary     Until resignation,   Assistant Vice President and         52           None
JP Morgan                                  removal or           Senior Counsel of JP Morgan;
303 Broadway                               disqualification     Director and Senior Counsel of
Cincinnati, OH                             Secretary since 2006 Integrated Investment Services,
Year of Birth: 1970                                             Inc. and IFS Fund Distributors,
                                                                Inc. until April 2007.
----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Investment Trust, and Touchstone Institutional Funds Trust.

(2) The Touchstone Fund Complex consists of 17 series of the Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 series of Touchstone Variable Series Trust, and 3 series of Touchstone Institutional Funds Trust.

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TOUCHSTONE INVESTMENTS

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT

JP Morgan
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE

800.543.0407

* A Member of Western & Southern Financial Group(R)


--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE(R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203

                                                             TSF-56-TFGT-AR-0710

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $247,100 for the September 30, 2007 fiscal year and approximately $342,000 for the September 30, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR. $14,000 of the 2007 fees are associated with additional filings of Form N1-A and Form N-14.

(b) Audit-Related Fees. Audit-related fees totaled approximately $116,000 for the September 30, 2007 fiscal year and $0 for the September 30, 2006 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent during both years.

(c) Tax Fees. Tax fees totaled approximately $96,750 for the September 30, 2007 fiscal year and $38,000 for the September 30, 2006 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2007 or September 30, 2006 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were approximately $295,500 for the fiscal year ended September 30, 2007 and $101,700 for the fiscal year ended September 30, 2006.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant's N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust
             ----------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------
Jill T. McGruder
President

Date:  December 3, 2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------
Jill T. McGruder
President

Date:  December 3, 2007

/s/ Terrie A. Wiedenheft
--------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  December 3, 2007